                          LOAN AND SECURITY AGREEMENT


                         Dated as of October 16, 1998

                                     among


                             ONEIDA ROSTONE CORP.

                                 as Borrower,

                           REUNION INDUSTRIES, INC.

                                      and

                             DPL ACQUISITION CORP.

                                as Guarantors,

                                      and

                      THE CIT GROUP/BUSINESS CREDIT, INC.
                              as Agent and Lender

                               TABLE OF CONTENTS





     SECTION                                                                                    Page
1.  DEFINITIONS.................................................................................. 1
     1.1.    Accounts............................................................................ 2
     1.2.    Accounts Receivable Advance Percentage.............................................. 2
     1.3.    Additional Shares................................................................... 2
     1.4.    Adjusted Net Interest Expense....................................................... 2
     1.5.    Agent Fee........................................................................... 2
     1.6.    Aggregate Net Availability.......................................................... 2
     1.7.    Agreement........................................................................... 2
     1.8.    Appeal Letter of Credit............................................................. 2
     1.9.    Appeal Letter of Credit Call Margin................................................. 2
     1.10.   Appeal Letter of Credit Facility.................................................... 3
     1.11.   Appeal Letter of Credit Facility Fee................................................ 3
     1.12.   Appeal Termination Date............................................................. 3
     1.13.   Applicable Letter of Credit Margin.................................................. 3
     1.14.   Applicable Revolver Margin.......................................................... 3
     1.15.   Applicable Term Loan Margin......................................................... 3
     1.16.   Asset Sale Proceeds................................................................. 3
     1.17.   Assignment and Transfer Agreement................................................... 3
     1.18.   Availability........................................................................ 3
     1.19.   Availability Reserve................................................................ 4
     1.20.   Bank Accounts....................................................................... 4
     1.21.   Bankruptcy Code..................................................................... 4
     1.22.   Board............................................................................... 4
     1.23.   Bradley Guaranty.................................................................... 4
     1.24.   Business Day........................................................................ 4
     1.25.   Capital Expenditures................................................................ 4
     1.26.   Capital Lease....................................................................... 4
     1.27.   Capital Lease Obligations........................................................... 5
     1.28.   Cash Budget......................................................................... 5
     1.29.   Cash Equivalents.................................................................... 5
     1.30.   Cash Collateral Account............................................................. 5
     1.31.   Change of Control................................................................... 5
     1.32.   Charges............................................................................. 5
     1.33.   The Chase Manhattan Bank Rate....................................................... 5
     1.34.   Chattel Paper....................................................................... 6
     1.35.   Chatwins............................................................................ 6

     SECTION                                                                                    Page
     1.36.   Chatwins Merger..................................................................... 6
     1.37.   Closing Date........................................................................ 6
     1.38.   Code................................................................................ 6
     1.39.   Collateral.......................................................................... 6
     1.40.   Commitment.......................................................................... 6
     1.41.   Concentration Account............................................................... 6
     1.42.   Congress............................................................................ 6
     1.43.   Congress Financial Loan............................................................. 6
     1.44.   Consolidated Balance Sheet.......................................................... 7
     1.45.   Consolidated Financial Statements................................................... 7
     1.46.   Consolidating Balance Sheet......................................................... 7
     1.47.   Consolidating Financial Statements.................................................. 7
     1.48.   Contaminant......................................................................... 7
     1.49.   Contracts........................................................................... 7
     1.50.   Customarily Permitted Liens......................................................... 7
     1.51.   Default............................................................................. 8
     1.52.   Default Rate of Interest............................................................ 8
     1.53.   Documentary Letters of Credit....................................................... 8
     1.54.   Documents........................................................................... 8
     1.55.   Early Termination Fee............................................................... 8
     1.56.   EBIT................................................................................ 9
     1.57.   EBITDA.............................................................................. 9
     1.58.   Eligible Accounts Receivable........................................................ 9
     1.59.   Eligible Inventory..................................................................10
     1.60.   Environmental Actions...............................................................11
     1.61.   Environmental Laws..................................................................11
     1.62.   Environmental Liabilities and Costs.................................................11
     1.63.   Environmental Lien..................................................................12
     1.64.   Equipment...........................................................................12
     1.65.   ERISA...............................................................................12
     1.66.   ERISA Affiliate.....................................................................12
     1.67.   ERISA Event.........................................................................12
     1.68.   Event of Default....................................................................12
     1.69.   Excluded Assets.....................................................................13
     1.70.   Excess Cash Flow....................................................................13
     1.71.   Executive Officers..................................................................13
     1.72.   Existing Liens......................................................................13
     1.73.   Facility Fee........................................................................13
     1.74.   Fiscal Quarter......................................................................13
     1.75.   Fiscal Year.........................................................................13
     1.76.   Fixed Charges.......................................................................13

     SECTION                                                                                    Page
     1.77.   GAAP.................................................................................14
     1.78.   General Intangibles..................................................................14
     1.79.   Governmental Authority...............................................................14
     1.80.   Guarantors...........................................................................14
     1.81.   Guaranty.............................................................................14
     1.82.   Hazardous Materials..................................................................14
     1.83.   Indebtedness.........................................................................14
     1.84.   Instruments..........................................................................15
     1.85.   Interest Rate Protection Agreement...................................................15
     1.86.   Inventory............................................................................15
     1.87.   Inventory Advance Percentage.........................................................15
     1.88.   IRS..................................................................................15
     1.89.   Issuing Bank.........................................................................15
     1.90.   Juliana..............................................................................15
     1.91.   Leases...............................................................................15
     1.92.   Letter of Credit Guaranty............................................................15
     1.93.   Letter of Credit Guaranty Fee........................................................16
     1.94.   Letter of Credit Sub-Line............................................................16
     1.95.   Letters of Credit....................................................................16
     1.96.   LIBOR................................................................................16
     1.97.   LIBOR Loan...........................................................................16
     1.98.   LIBOR Period.........................................................................16
     1.99.   Lien.................................................................................16
     1.100.  Line of Credit.......................................................................17
     1.101.  Loan Documents.......................................................................17
     1.102.  Loan Party...........................................................................17
     1.103.  Local Account........................................................................17
     1.104.  Material Adverse Change..............................................................17
     1.105.  Material Adverse Effect..............................................................17
     1.106.  Minimum Availability.................................................................17
     1.107.  Mortgages............................................................................18
     1.108.  Multiemployer Plan...................................................................18
     1.109.  Net Interest Expense.................................................................18
     1.110.  Obligations..........................................................................18
     1.111.  Operating Account....................................................................19
     1.112.  Other Letters of Credit..............................................................19
     1.113.  Out-of-Pocket Expenses...............................................................19
     1.114.  Patents..............................................................................20
     1.115.  PBGC.................................................................................20
     1.116.  Pension Plan.........................................................................20
     1.117.  Permit...............................................................................20

     SECTION                                                                                   PAGE
     1.118.  Permitted Encumbrances..............................................................20
     1.119.  Permitted Indebtedness..............................................................20
     1.120.  Permitted Purchase Money Liens......................................................21
     1.121.  Person..............................................................................21
     1.122.  Plan................................................................................21
     1.123.  Pledge Agreements...................................................................21
     1.124.  Pledged Collateral..................................................................21
     1.125.  Pledged Shares......................................................................22
     1.126.  Proceeds............................................................................22
     1.127.  Promissory Notes....................................................................22
     1.128.  Qualified Plan......................................................................22
     1.129.  Ratable Portion or ratably..........................................................22
     1.130.  Real Estate.........................................................................22
     1.131.  Release.............................................................................22
     1.132.  Remedial Action.....................................................................23
     1.133.  Reportable Event....................................................................23
     1.134.  Required Lenders....................................................................23
     1.135.  Requirement of Law..................................................................23
     1.136.  Reunion.............................................................................23
     1.137.  Reunion Pledge Agreement............................................................23
     1.138.  Revolving Credit Loans..............................................................23
     1.139.  Revolving Credit Notes..............................................................24
     1.140.  Revolving Line of Credit............................................................24
     1.141.  Revolving Line of Credit Fee........................................................24
     1.142.  Revolving Loan Account..............................................................24
     1.143.  Service Marks.......................................................................24
     1.144.  Settlement Date.....................................................................24
     1.145.  Stanwich Financial..................................................................25
     1.146.  Stanwich Pledge Agreement...........................................................25
     1.147.  Subordinated Indebtedness...........................................................25
     1.148.  Subsidiary..........................................................................25
     1.149.  Tax Sharing Agreement...............................................................25
     1.150.  Termination Date....................................................................25
     1.151.  Term Loans..........................................................................25
     1.152.  Term Note...........................................................................25
     1.153.  Title IV Plan.......................................................................26
     1.154.  Trade Accounts Receivable...........................................................26
     1.155.  Trademarks..........................................................................26
     1.156.  U.C.C...............................................................................26
     1.157.  Unfunded Pension Liability..........................................................26
     1.158.  Welfare Benefit Plan................................................................26


     SECTION                                                                                    PAGE
     1.159.  Withdrawal Liability.................................................................26
     1.160.  Y2K Compliance.......................................................................27

 2.  AMOUNT AND TERMS OF LOANS AND LETTERS OF CREDIT..............................................28
     2.1.    Revolving Credit Loans...............................................................28
     2.2.    Term Loans...........................................................................29
     2.3.    Appeal Letter of Credit Facility.....................................................30
     2.4.    Other Letters of Credit..............................................................31
     2.5.    Repayment; Mandatory Payments and Prepayment.........................................34
     2.6.    Payments and Computations............................................................36
     2.7.    Use of Proceeds......................................................................36
     2.8.    Taxes................................................................................36
     2.9.    Nature of Obligations................................................................37

3.  INTEREST, FEES AND EXPENSES...................................................................38
     3.1.    Revolving Credit Loans...............................................................38
     3.2.    Term Loans...........................................................................38
     3.3.    LIBOR Election.......................................................................39
     3.4.    Appeal Letter of Credit Facility Fee.................................................40
     3.5.    Other Letter of Credit Fees..........................................................40
     3.6.    Issuing Bank Charges.................................................................41
     3.7.    Out-of-Pocket Expenses...............................................................41
     3.8.    Revolving Line of Credit Fee.........................................................41
     3.9.    Facility Fee.........................................................................41
     3.10.   Agent Fee............................................................................41
     3.11.   Other Expenses.......................................................................41
     3.12.   Payment of Fees......................................................................41
     3.13.   No Usury.............................................................................42

4.  CONDITIONS PRECEDENT..........................................................................42
     4.1.    Conditions to the Initial Loans......................................................42
     4.2.    Conditions to Each Revolving Credit Loan, Etc........................................46
     4.3.    Representation and Confirmation......................................................47

5.  COLLATERAL....................................................................................47
     5.1.    Security.............................................................................47
     5.2.    Rights of Lender; Limitations on Lenders' Obligations................................49
     5.3.    Performance by the Lenders of Borrower's Obligations.................................52
     5.4.    Limitation on Lenders' Duty in Respect of Collateral.................................52
     5.5.    Remedies, Rights Upon Default........................................................53
     5.6.    Agent's Appointment as Attorney-in-Fact..............................................54

     SECTION                                                                                    PAGE
6.  REPRESENTATIONS AND WARRANTIES................................................................56
     6.1.    Corporate Existence; Compliance with Law.............................................56
     6.2.    Executive Offices; Location of Collateral............................................57
     6.3.    Corporate Power; Authorization; Enforceable Obligations..............................57
     6.4.    Ownership of Property; Liens.........................................................58
     6.5.    Labor Relations; Collective Bargaining Agreements....................................58
     6.6.    Other Ventures.......................................................................59
     6.7.    Margin Regulations...................................................................59
     6.8.    Taxes................................................................................59
     6.9.    ERISA................................................................................60
     6.10.   Brokers..............................................................................62
     6.11.   Intellectual Property................................................................62
     6.12.   Full Disclosure......................................................................62
     6.13.   Environmental Matters................................................................63
     6.14.   Subsidiaries.........................................................................64
     6.15.   Litigation...........................................................................64
     6.16.   Liens................................................................................64
     6.17.   Holding Company and Investment Company Acts..........................................65
     6.18.   Permits, Etc.........................................................................65
     6.19.   Schedules............................................................................65
     6.20.   Insurance............................................................................65
     6.21.   Financial Accounting Practices, Etc..................................................65
     6.22.   Bank Accounts........................................................................66
     6.23.   Y2K Compliance.......................................................................66
     6.24.   Use of Proceeds......................................................................67

7.  REPORTING REQUIREMENTS........................................................................67
     7.1.    Reports and Notices..................................................................67

8.  AFFIRMATIVE COVENANTS.........................................................................69
     8.1.    Books and Records; Access............................................................70
     8.2.    Collateral...........................................................................70
     8.3.    Insurance............................................................................71
     8.4.    Charges..............................................................................72
     8.5.    Compliance with Law..................................................................72
     8.6.    Indemnification......................................................................72
     8.7.    Cash Management......................................................................73
     8.8.    Interest Expense Coverage Ratio......................................................74
     8.9.    EBITDA...............................................................................74
     8.10.   Capital Expenditures.................................................................74

     SECTION                                                                                   PAGE
     8.11.   Insurance...........................................................................75
     8.12.   Environmental Expenditures..........................................................75
     8.13.   Ongoing Y2K Reports.................................................................75
     8.14.   Subordinated Indebtedness...........................................................75
     8.15.   Application of Proceeds.............................................................75
     8.16.   Additional Collateral...............................................................76

9.  NEGATIVE COVENANTS...........................................................................76
     9.1.    Liens...............................................................................76
     9.2.    Indebtedness........................................................................76
     9.3.    Sale of Assets......................................................................76
     9.4.    Merger, Consolidation...............................................................77
     9.5.    Guarantees..........................................................................77
     9.6.    Dividends, Distributions............................................................77
     9.7.    Investments.........................................................................78
     9.8.    Affiliate Transactions..............................................................78
     9.9.    Adverse Transactions................................................................79
     9.10.   Cancellation of Indebtedness Owed to It.............................................79
     9.11.   Change in Nature of Business........................................................79
     9.12.   No New Subsidiaries.................................................................79
     9.13.   Capital Structure...................................................................79
     9.14.   No Speculative Transactions.........................................................79
     9.15.   Bank Accounts.......................................................................80
     9.16.   Juliana Indebtedness................................................................80
     9.17.   Juliana Dividends, Distributions....................................................80
     9.18.   Subordinated Indebtedness...........................................................80

10.  TERMINATION.................................................................................80
     10.1.   Termination.........................................................................80
     10.2.   Survival of Obligations upon Termination of Financing Arrangement...................81

11.  EVENTS OF DEFAULT; RIGHTS AND REMEDIES......................................................81
     11.1.   Events of Default...................................................................81
     11.2.   Remedies............................................................................83
     11.3.   Waivers by the Borrower.............................................................84

12.  GUARANTY....................................................................................84
     12.1.   Guaranty............................................................................84
     12.2.   Guaranty Absolute...................................................................85
     12.3.   Waiver..............................................................................86
     12.4.   No Subrogation, Etc.................................................................87

     SECTION                                                                                    PAGE
     12.5.   Amendments, Etc..................................................................... 87
     12.6.   No Waiver; Remedies................................................................. 88
     12.7.   Continuing Guaranty; Termination.................................................... 88
     12.8.   Reinstatement....................................................................... 89

13.  MISCELLANEOUS............................................................................... 90
     13.1.   Complete Agreement.................................................................. 90
     13.2.   Supplemental Disclosure............................................................. 90
     13.3.   Fees and Expenses................................................................... 90
     13.4.   No Waiver by Lenders................................................................ 91
     13.5.   Additional Remedies................................................................. 92
     13.6.   Severability........................................................................ 92
     13.7.   Parties............................................................................. 92
     13.8.   Conflict of Terms................................................................... 92
     13.9.   Governing Law; Litigation........................................................... 92
     13.10.  Notices............................................................................. 93
     13.11.  Reversal of Payments................................................................ 95
     13.12.  Waiver of Marshalling............................................................... 95
     13.13.  Right of Set-Off.................................................................... 96
     13.14.  Survival............................................................................ 96
     13.15.  Section Titles...................................................................... 96
     13.16.  Counterparts........................................................................ 97
     13.17.  Indemnity........................................................................... 97

14.  AGREEMENT BETWEEN THE LENDERS; PARTICIPATIONS; ASSIGNMENTS.................................. 97
     14.1.   Fund Disbursement................................................................... 97
     14.2.   Payment by Lenders.................................................................. 98
     14.3.   Monthly Accounting.................................................................. 98
     14.4.   Payments to Lenders................................................................. 98
     14.5.   Participations...................................................................... 98
     14.6.   Obligations Several................................................................. 99
     14.7.   Legal Action; Expenses.............................................................. 99
     14.8.   Application of Proceeds Following Event of Default..................................100
     14.9.   Assignments by the Lenders..........................................................100

15.  AGENCY; AMENDMENTS AND WAIVERS..............................................................101
     15.1.   Appointment.........................................................................101
     15.2.   Performance of Duties...............................................................101
     15.3.   Agent Not Liable....................................................................101
     15.4.   Reliance by Agent...................................................................102
     15.5.   Notice of Event of Default..........................................................102

     SECTION                                                                                    PAGE
     15.6.  No Representations; Independent Approval.............................................103
     15.7.  Indemnity............................................................................103
     15.8.  Agent as Lender......................................................................103
     15.9.  Resignation..........................................................................104
     15.10. Amendments; Waiver...................................................................104
     15.11. Deemed Consent.......................................................................105


                            EXHIBITS AND SCHEDULES

Exhibit A.......................Form of Revolving Credit Note
Exhibit B.......................Form of Term Note
Exhibit C.......................Form of Assignment and Transfer
Exhibit D.......................Form of Pledge Amendment
Exhibit E.......................Form of Stanwich Financial Pledge Agreement
Exhibit F.......................Form of Reunion Pledge Agreement
Exhibit G.......................Form of Appeal Letter of Credit
Exhibit H.......................Form of Bradley Guaranty

Schedule I......................Commitments
Schedule 1(i)...................Existing Liens
Schedule 1(ii)..................Pledged Shares
Schedule 1(iii).................Subordinated Indebtedness
Schedule 6.2....................Executive Offices; Location of Collateral
Schedule 6.4(a)(i)..............Real Estate
Schedule 6.4(a)(ii).............Leases
Schedule 6.4(b).................Ownership of Property; Liens
Schedule 6.6....................Other Ventures
Schedule 6.8....................Taxes
Schedule 6.9(a).................ERISA
Schedule 6.9(c).................ERISA
Schedule 6.9(g).................ERISA
Schedule 6.9(h).................ERISA
Schedule 6.9(k).................ERISA
Schedule 6.13...................Environmental Matters
Schedule 6.14...................Subsidiaries
Schedule 6.15...................Litigation
Schedule 6.20...................Insurance
Schedule 6.22...................Bank Accounts
Schedule 6.23...................Y2K Compliance
Schedule 8.7(b).................Local Accounts
Schedule 9.7....................Investments

          LOAN AND SECURITY AGREEMENT, dated as of October 16, 1998, among ONEIDA ROSTONE CORP., a New York corporation (the "Borrower"), REUNION INDUSTRIES, INC., a Delaware corporation, and DPL ACQUISITION CORP., a Delaware corporation (together, the "Guarantors"), THE CIT GROUP/BUSINESS CREDIT, INC. ("CITBC") as agent for the Lenders whose names are set forth on Schedule I hereto (each a "Lender" and collectively the "Lenders" and CITBC as such agent being the "Agent") and the Lenders.

                             W I T N E S S E T H :

          WHEREAS, the Borrower has requested that the Lenders make certain secured extensions of credit to the Borrower; and

          WHEREAS, the Lenders are willing to make such extensions of credit for such purposes and upon the terms and subject to the conditions set forth herein; and

          WHEREAS, the Borrower desires to secure all of the Obligations (as hereinafter defined) by granting to the Agent, for the benefit of the Lenders, a security interest in and Lien upon all of its existing and after-acquired personal and real property; and

          WHEREAS, the Guarantors are willing to guaranty all of the Obligations; and

          WHEREAS, Reunion is willing to pledge to the Agent, for the benefit of the Lenders, the capital stock of certain of its Subsidiaries to secure such guaranty;

          NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, the parties hereto agree as follows:


1.  DEFINITIONS

          In addition to the defined terms appearing above, capitalized terms used in this Loan and Security Agreement have (unless otherwise provided elsewhere in this Loan and Security Agreement) the following respective meanings when used herein:

          1.1. ACCOUNTS means all of Borrower's now existing and future accounts (as defined in the U.C.C.) and any and all other receivables (whether or not specifically listed on schedules furnished to the Agent and the Lenders), including, without limitation, all accounts created by or arising from all of its sales of goods or rendition of services to its customers, and all accounts arising from sales or rendition of services made under any of its trade names or styles, or through any of its divisions.

          1.2. ACCOUNTS RECEIVABLE ADVANCE PERCENTAGE means eighty-five percent (85%).

          1.3. ADDITIONAL SHARES means all additional shares of stock or other securities of any issuer of the Pledged Shares from time to time acquired by Reunion or the Borrower in any manner.

          1.4. ADJUSTED NET INTEREST EXPENSE means Net Interest Expense less amortization of debt issuance costs.

          1.5. AGENT FEE means the agency and collateral administration fee payable by the Borrower to the Agent in an amount equal to $100,000 per annum for the period ending on the first anniversary of the Closing Date, payable in advance on the Closing Date, and $100,000 per annum thereafter until the Termination Date, payable in advance on each yearly anniversary of the Closing Date, for services provided by the Agent under this Agreement.

          1.6. AGGREGATE NET AVAILABILITY means the Availability less the Availability Reserve then in effect.

          1.7. AGREEMENT means this Loan and Security Agreement, including all amendments, modifications and supplements hereto and any appendices, exhibits or schedules to any of the foregoing, and refers to this Agreement as the same may be in effect at the time such reference becomes operative.

          1.8. APPEAL LETTER OF CREDIT means the letter of credit issued pursuant to the Appeal Letter of Credit Facility with the assistance of the Agent on behalf of the Lenders, substantially in the form of Exhibit G hereto.

          1.9.  APPEAL LETTER OF CREDIT CALL MARGIN means 3.00% per annum.

          1.10. APPEAL LETTER OF CREDIT FACILITY is used as defined in Section 2.3(a).

          1.11. APPEAL LETTER OF CREDIT FACILITY FEE means the fee due the Agent for the benefit of the Lenders each month (or shorter period that the Appeal Letter of Credit is outstanding) for the Appeal Letter of Credit, in an amount equal to (x) one half of one percent (0.50%) of the average daily outstanding face amount of the Appeal Letter of Credit Facility during such month (or such shorter period) multiplied by (y) the number of days in said month (or such shorter period).

          1.12.  APPEAL TERMINATION DATE is used as defined in Section 2.3(b).

          1.13. APPLICABLE LETTER OF CREDIT MARGIN for Other Letters of Credit means 2.50% per annum.

          1.14.  APPLICABLE REVOLVER MARGIN means 0.25% per annum.

          1.15.  APPLICABLE TERM LOAN MARGIN means 0.50% per annum.

          1.16. ASSET SALE PROCEEDS means cash payments in respect of asset sales other than those specifically permitted under Section 9.3(i) received by the Borrower (including, without limitation, any cash payments received by way of deferred payment of principal pursuant to a note or receivable or otherwise), and any amount eliminated from any reserve referred to in clause (e) below upon receipt of final cash proceeds, in each case net of the amount of (a) brokers' and advisors' fees and commissions directly payable in connection with such sale, (b) the fees and expenses directly attributable to such sale, to the extent not included in clause (a) above, (c) the amount of any Indebtedness (other than the Obligations) secured by a Lien on the property sold to the extent paid to the holder of the Lien, (d) any amount required to be paid to any Person (other than the Borrower or the Guarantors or any of their affiliates) owning a beneficial interest in the property or assets subject to such sale, and
(e) all taxes paid or payable by the Borrower directly in connection with such sale.

          1.17. ASSIGNMENT AND TRANSFER AGREEMENT means each Assignment and Transfer Agreement substantially in the form of Exhibit C hereto.

          1.18. AVAILABILITY means at any time (i) the sum of (a) Eligible Accounts Receivable of the Borrower multiplied by the Accounts Receivable Advance Percentage and (b) the Eligible Inventory of the Borrower multiplied by the Inventory Advance Percentage less (ii) the sum of (x) the outstanding aggregate principal amount of all Revolving Credit Loans and (y) the outstanding stated amount of all Other Letters of Credit and all matured unpaid reimbursement or repayment obligations of the Borrower to any Issuing Bank or to any Lender for payment of any draft drawn thereunder.

          1.19. AVAILABILITY RESERVE means such amounts as the Agent, in the exercise of its sole discretion, may from time to time establish against the Availability.

          1.20. BANK ACCOUNTS means all now owned and hereafter acquired accounts maintained with any bank or financial institution by the Borrower.

          1.21. BANKRUPTCY CODE means title 11 of the United States Code or any successor statute thereto.

          1.22. BOARD means the Board of Governors of the Federal Reserve System of the United States.

          1.23. BRADLEY GUARANTY means the personal guaranty, dated as of the date of this Agreement, executed by Charles E. Bradley, Sr. in favor of Agent for the benefit of the Lenders, in substantially the form of Exhibit H.

          1.24. BUSINESS DAY means any day that the Agent is open for business in New York, New York, which is not (i) a Saturday, Sunday or legal holiday in the state of New York or (ii) a day on which banking institutions chartered by the state of New York or the United States are legally required to close.

          1.25. CAPITAL EXPENDITURES for any period means the aggregate of all amounts (whether representing expenditures of or Indebtedness incurred by the Borrower) that are required to be included in or reflected in the Consolidated Financial Statements as additions to the property, plant or equipment or similar fixed asset of the Borrower.

          1.26. CAPITAL LEASE means any lease of property (whether real, personal or mixed) which, in conformity with GAAP, is accounted for as a capital lease or a Capital Expenditure on the balance sheet of the Borrower.

          1.27. CAPITAL LEASE OBLIGATIONS means, as to any person, the capitalized amount of all obligations of such person or any of its subsidiaries under Capital Leases, as determined on a consolidated basis in conformity with GAAP.

          1.28.  CASH BUDGET has the meaning set forth in Section 7.1(c).

          1.29. CASH EQUIVALENTS means (i) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed or insured by the United States government or any agency thereof, (ii) certificates of deposit, eurodollar time deposits, overnight bank deposits and bankers' acceptances of The Chase Manhattan Bank or any other commercial bank approved by the Agent having maturities of one year or less from the date of acquisition, and (iii) commercial paper of an issuer rated at least "A-1" by Standard & Poor's Corporation or "P-1" by Moody's Investors Service, Inc., or carrying an equivalent rating by a nationally recognized rating agency if both of the two named rating agencies cease publishing ratings of investments.

          1.30. CASH COLLATERAL ACCOUNT has the meaning specified in Section 2.4(g).

          1.31. CHANGE OF CONTROL means the occurrence of one or more of the following events: (i) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Borrower to any one or more Persons; (ii) the approval of any plan or proposal for the liquidation or dissolution of any Loan Party; or (iii) Reunion shall cease to own, directly or indirectly, 100% of the voting power and equity of the Borrower on a fully diluted basis.

          1.32. CHARGES means all federal, state, county, city, municipal, local, foreign or other governmental (including, without limitation, PBGC) taxes at the time due and payable, levies, assessments, charges, liens, claims or encumbrances upon or relating to (i) the Collateral, (ii) the Obligations, (iii) the Borrower's employees, payroll, income or gross receipts, (iv) the Borrower's ownership or use of any of its assets, or (v) any other aspect of the Borrower's businesses.

          1.33. THE CHASE MANHATTAN BANK RATE means the rate of interest per annum announced by The Chase Manhattan Bank from time to time as its prime rate in effect at its principal office in the City of New York. (The prime rate is not intended to be the lowest rate of interest charged by The Chase Manhattan Bank to its borrowers.)

          1.34. CHATTEL PAPER means any "chattel paper," as such term is defined in the U.C.C., now owned or hereafter acquired by the Borrower.

          1.35.  CHATWINS means Chatwins Group, Inc., a Delaware corporation.

          1.36. CHATWINS MERGER means the merger of Chatwins with and into a Subsidiary of Reunion, with such Subsidiary being the surviving corporation, pursuant to the terms of that certain Merger Agreement, dated as of May 31, 1998, between Reunion and Chatwins, as amended.

          1.37. CLOSING DATE means the date on or after the date hereof but prior to October 31, 1998, upon which the Lenders make the initial extension of credit hereunder whether in the form of Revolving Credit Loans, Letters of Credit or the Term Loans.

          1.38. CODE means the Internal Revenue Code of 1986 (or any successor legislation thereto), as amended from time to time.

          1.39.  COLLATERAL has the meaning set forth in Section 5.1.

          1.40. COMMITMENT means, as to any Lender, the sum of (i) the commitment of such Lender to make Revolving Credit Loans to the Borrower under the Revolving Line of Credit and to issue or participate in the issuance of Other Letters of Credit within the Revolving Line of Credit, and (ii) such Lender's pro rata share of the Appeal Letter of Credit Facility and (iii) the principal amount of Term Loans to be made or made by such Lender, as set forth on Schedule I.

          1.41.  CONCENTRATION ACCOUNT has the meaning set forth in Section
8.7(a).

          1.42.  CONGRESS means Congress Financial Corporation.

          1.43. CONGRESS FINANCIAL LOAN means that certain loan to certain Subsidiaries of Reunion of up to $20,000,000 made by Congress pursuant to, and repayable in accordance with, the provisions of that certain Loan and Security Agreement, dated February 2, 1996, among Congress and the Borrower, as amended.

          1.44. CONSOLIDATED BALANCE SHEET means a consolidated balance sheet for the Borrower and Guarantors and the Subsidiaries of the Borrower and Guarantors eliminating all inter-company transactions and prepared in accordance with GAAP.

          1.45. CONSOLIDATED FINANCIAL STATEMENTS means the Consolidated Balance Sheet and the related consolidated statements of profit and loss, cash flow and surplus of the Borrower and Guarantors and the Subsidiaries of the Borrower and Guarantors eliminating all inter-company transactions and prepared in accordance with GAAP.

          1.46. CONSOLIDATING BALANCE SHEET means a balance sheet for the Borrower and Guarantors and each Subsidiary of the Borrower and Guarantors showing all eliminations of inter-company transactions contained in the Consolidated Balance Sheet and prepared in accordance with GAAP.

          1.47. CONSOLIDATING FINANCIAL STATEMENTS means the Consolidating Balance Sheet and the related consolidating statements of profit and loss, cash flow and surplus of the Borrower and Guarantors and each Subsidiary of the Borrower and Guarantors showing all eliminations of inter-company transactions contained in the Consolidated Financial Statements and prepared in accordance with GAAP.

          1.48. CONTAMINANT means any substance (including, without limitation, any waste, pollutant, hazardous substance, toxic substance, hazardous waste, special waste, petroleum or petroleum-derived substance or waste, or any constituent of any such substance or waste) regulated or forming the basis of liability under any Environmental Law.

          1.49. CONTRACTS means all contracts, undertakings, or other agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which the Borrower may now or hereafter have any right, title or interest, including, without limitation, with respect to an Account, or any agreement relating to the terms of payment or the terms of performance thereof.

          1.50. CUSTOMARILY PERMITTED LIENS means: (i) Liens for franchise or other like taxes for amounts not yet due (or which are being contested in good faith by appropriate proceedings or other appropriate actions and for which appropriate reserves have been taken by the Borrower); (ii) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other like Liens imposed by law, created in the ordinary course of business and for amounts not yet due (or which are being contested in good faith by appropriate proceedings or other appropriate actions which are sufficient to prevent imminent foreclosure of such Liens) and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP;
(iii) deposits made (and the Liens thereon) in the ordinary course of business (including, without limitation, security deposits for leases, surety bonds and appeal bonds) in connection with workers' compensation, unemployment insurance and other types of social security benefits or to secure the performance of tenders, bids and contracts (other than for the payment or guarantee of money or purchase money obligations) entered into in the ordinary course of business, statutory obligations and other similar obligations arising as a result of progress payments under government contracts; (iv) Liens imposed for taxes or assessments with respect to the Real Estate for amounts not yet due (or which are being contested in good faith by appropriate proceedings or other appropriate actions which are sufficient to prevent imminent foreclosure of such Liens and for which appropriate reserves have been taken by the Borrower); and
(v) title restrictions, easements, restrictions and other title imperfections applicable to the Real Estate that, in the aggregate, do not impair its use in the business of the Borrower and are of types customarily acceptable to commercial mortgage lenders in the jurisdiction in which such Real Estate is located.

          1.51. DEFAULT means any event or condition which upon notice or lapse of time or both would constitute an Event of Default.

          1.52. DEFAULT RATE OF INTEREST means a rate of interest per annum equal to the sum of: (i) two percent (2%) plus (ii) the higher of the applicable contract rate of interest on the Revolving Credit Loans and Term Loans or The Chase Manhattan Bank Rate.

          1.53. DOCUMENTARY LETTERS OF CREDIT means Letters of Credit in support of trade obligations of the Borrower incurred in the ordinary course of business.

          1.54. DOCUMENTS means all present and future documents (as defined in the U.C.C.) including, without limitation, all warehouse receipts, bills of lading, shipping documents, chattel paper, instruments and similar documents, all whether negotiable or not.

          1.55. EARLY TERMINATION FEE means a fee due the Agent on behalf of the Lenders from the Borrower in the event the Borrower terminates the Line of Credit or this Agreement and refinances the Line of Credit with other lenders, in an amount equal to (i) 2% of the amount so refinanced if the Borrower so refinances on a date on or before the first anniversary of the date of this Agreement, and (ii) 1% of such amount if the Borrower so refinances subsequent to the first anniversary of the date of this Agreement but on a date on or prior to the third anniversary of the date of this Agreement.

          1.56. EBIT means, in any period, all earnings before all interest and tax obligations for said period, determined in accordance with GAAP but excluding the effect of extraordinary gains or losses for such period.

          1.57. EBITDA means, for any period, EBIT plus (a) the sum of the following amounts for such period determined on a consolidated basis in conformity with GAAP to the extent included in the determination of EBIT and without duplication: (i) depreciation expense, (ii) amortization expense, (iii) losses on the sale of fixed assets, and (iv) the non-cash portion of post-retirement benefits and less (b) gains on the sale of fixed assets determined in accordance with GAAP to the extent included in the determination of EBIT.

          1.58. ELIGIBLE ACCOUNTS RECEIVABLE means the gross amount of the Borrower's Trade Accounts Receivable that are subject to a valid, first priority security interest in favor of the Agent on behalf of the Lenders and which conform to all applicable warranties contained herein less, without duplication, the sum of (a) any returns, discounts, claims, credits and allowances of any nature (whether issued, owing, granted or outstanding) and (b) reserves for: (i) sales to the United States of America or to any agency, department or division thereof unless the Agent shall have received an executed assignment of claims form in respect thereof satisfactory to the Agent; (ii) foreign sales other than sales (A) secured by stand-by letters of credit (in form and substance satisfactory to the Agent) issued or confirmed by, and payable at, banks having a place of business in the United States of America and payable in United States currency, (B) to customers residing in Canada provided such sales otherwise comply with all of the other criteria for eligibility hereunder, are payable in United States currency and such sales do not exceed $1,000,000 in the aggregate outstanding at any one time, or (C) to Xerox Corporation or any Subsidiary thereof provided such sales otherwise comply with all of the other criteria for eligibility hereunder, are payable in United States currency and such sales do not exceed $500,000 in the aggregate outstanding at any one time; (iii) Accounts that remain unpaid more than ninety (90) days from invoice date; (iv) contras; (v) sales to any Subsidiary of the Borrower or to any Person affiliated with the Borrower in any way other than sales to Stanwich Acquisition Corp. (d/b/a King-Way Material Handling Company) in an amount not to exceed $150,000 at any one time; (vi) bill and hold (deferred shipment) or consignment sales; (vii) sales to any customer which is (A) insolvent, (B) the debtor in any bankruptcy, insolvency, arrangement, reorganization, receivership or similar proceeding under any federal or state law, (C) negotiating, or has called a meeting of its creditors for purposes of negotiating, a compromise of its debts or (D) financially unacceptable to the Agent, in its reasonable judgment, or has a credit rating unacceptable to the Agent, in its reasonable judgment; (viii) all sales to any customer if fifty percent (50%) or more of the aggregate dollar amount of all outstanding invoices, are unpaid more than ninety (90) days from invoice date;
(ix) any other reason deemed appropriate by the Agent in its reasonable business judgment and which is customary either in the commercial finance industry or in the lending practices of the Agent and/or the Lenders and relating to the Agent's belief, in its sole discretion, that the collection of any of such Trade Accounts Receivable is uncertain or that any of such Trade Accounts Receivable may not be paid in accordance with its terms; and (x) an amount representing, historically, returns, discounts, claims, credits and allowances.

  1.59. ELIGIBLE INVENTORY means the gross amount of the Borrower's Inventory, at the lower of cost or market, that is subject to a valid, first priority security interest in favor of the Agent on behalf of the Lenders and which conforms to all applicable warranties contained herein and which at all times continues to be acceptable to the Agent in the exercise of its reasonable business judgment less any supplies (other than raw materials), goods not present in the United States of America, goods returned or rejected by its customers other than goods that are undamaged and resalable in the normal course of business, goods to be returned to its suppliers, goods in transit to third parties (other than its agents or warehouses), Inventory in possession of a warehouseman, bailee or other third party unless such warehouseman, bailee or third party has executed a notice of security agreement (in form and substance satisfactory to the Agent) and the Agent has taken all other action required in its judgment to perfect its security interest in such Inventory, and less any reserves required by the Agent in its sole reasonable discretion for special order goods, market value declines and bill and hold (deferred shipment) or consignment sales, and less any other reserves which are customary either in the commercial finance industry or in the lending practices of the Agent, based upon such credit and collateral considerations as the Agent may deem appropriate; provided, however, that for the purposes of determining Availability, the outstanding principal amount of Revolving Credit Loans supported by Eligible Inventory cannot exceed $5,000,000 at any time.

          1.60. ENVIRONMENTAL ACTIONS means any complaint, summons, citation, notice, directive, order, claim, litigation, investigation by or before any Governmental Authority, proceeding, judgment, or other written communication from any Governmental Authority or any third party indicating actual or potential liability involving a Release (i) from or onto any of the properties presently or formerly owned or leased by the Borrower or (ii) from or onto any facilities which received Hazardous Materials from the Borrower or involving any violation of any Environmental Law.

          1.61. ENVIRONMENTAL LAWS means all applicable federal, state and local laws, statutes, ordinances and regulations, now or hereafter in effect, and in each case as amended or supplemented from time to time, and any binding judicial or administrative interpretation thereof, including, without limitation, any judicial or administrative order, consent decree or judgment, relating to the regulation and protection of human health, safety, the environment or natural resources (including, without limitation, ambient air, surface water, groundwater, wetlands, land surface or subsurface strata, wildlife, aquatic species and vegetation). Environmental Laws include but are not limited to the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. . 9601 et seq.) ("CERCLA"); the Hazardous Material Transportation Act, as amended (49 U.S.C. . 180 et seq.); the Federal Insecticide, Fungicide, and Rodenticide Act, as amended (7 U.S.C. . 136 et seq.); the Resource Conservation and Recovery Act, as amended (42 U.S.C. . 6901 et seq.) ("RCRA"); the Toxic Substance Control Act, as amended (15 U.S.C. . 2601 et seq.); the Clean Air Act, as amended (42 U.S.C. . 7401 et seq.); the Federal Water Pollution Control Act, as amended (33 U.S.C. . 1251 et seq.); the Occupational Safety and Health Act, as amended (29 U.S.C. . 651 et seq.); and the Safe Drinking Water Act, as amended (42 U.S.C. . 300f et seq.), and their state and local counterparts or equivalents and any transfer of ownership notification or approval statute, including, without limitation, the New Jersey Industrial Site Recovery Act (N.J. Stat. Ann. . 13:1K-6 et seq.) ("ISRA").

          1.62. ENVIRONMENTAL LIABILITIES AND COSTS means, as to any Person, all liabilities, obligations, responsibilities, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including, without limitation, all fees, disbursements and expenses of counsel, experts and consultants and costs of investigation and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any claim or demand by any other person, whether based in contract, tort, implied or express warranty, strict liability, or criminal or civil statute, arising under or pursuant to any Environmental Law or any Permit issued pursuant thereto, or order or agreement with any Governmental Authority or other person.

          1.63. ENVIRONMENTAL LIEN means any Lien in favor of any Governmental Authority for Environmental Liabilities and Costs.

          1.64. EQUIPMENT means all of the Borrower's present and hereafter acquired equipment (as defined in the U.C.C.) including, without limitation, all machinery, equipment, furnishings and fixtures, and all additions, substitutions and replacements thereof, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

          1.65. ERISA means the Employee Retirement Income Security Act or 1974, as amended from time to time and the rules and regulations promulgated thereunder from time to time.

          1.66. ERISA AFFILIATE means any trade or business (whether or not incorporated) under common control or treated as a single employer with the Borrower within the meaning of Section 414 (b), (c), (m) or (o) of the Code.

          1.67. ERISA EVENT means (i) a Reportable Event with respect to a Title IV Plan or a Multiemployer Plan; (ii) the withdrawal of the Borrower or any ERISA Affiliate from a Title IV Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (iii) the complete or partial withdrawal of the Borrower or any ERISA Affiliate from any Multiemployer Plan; (iv) the filing of a notice of intent to terminate a Title IV Plan or the treatment of a plan amendment as a termination under Section 4041 of ERISA of a Title IV Plan; (v) the institution of proceedings to terminate a Title IV Plan or Multiemployer Plan by the PBGC;
(vi) the failure to make any required contribution to a Qualified Plan within the applicable time limits prescribed by law, including extensions; or (vii) any other event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Title IV Plan or Multiemployer Plan or the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA.

          1.68.  EVENT OF DEFAULT has the meaning set forth in Section 11.

          1.69. EXCLUDED ASSETS means any (i) Contracts and General Intangibles of the Borrower which by their terms prohibit the granting of a security interest to the Agent pursuant to Section 5; and (ii) any Equipment governed by Contracts which by their terms prohibit the granting of a security interest to the Agent pursuant to Section 5.

          1.70. EXCESS CASH FLOW means for any Fiscal Year EBITDA less the sum of (i) all interest obligations paid or accrued by the Borrower, (ii) the amount of principal paid by the Borrower, (iv) Capital Expenditures by the Borrower, and (v) all tax obligations of the Borrower, including those payable to Reunion under the Tax Sharing Agreement to the extent permitted by Section 9.6.

          1.71. EXECUTIVE OFFICERS means any of the Chairman, President, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Chief Accounting Officer, Vice Presidents, Treasurer, Assistant Treasurer, Controller and Secretary of Reunion or the Borrower.

          1.72. EXISTING LIENS means all Liens on any of the Borrower's properties existing on the date hereof, which are listed on Schedule 1(i).

          1.73. FACILITY FEE means the fee payable by the Borrower to the Agent for the benefit of the Lenders pursuant to Section 3.9.

          1.74. FISCAL QUARTER means each three (3) month period ending on March 31, June 30, September 30 and December 31 of each year.

          1.75. FISCAL YEAR means each twelve (12) month period commencing on January 1 of each year and ending on the following December 31.

          1.76.  FIXED CHARGES means, for any Person for any period, the sum of
(i) the Net Interest Expense of such Person for such period, (ii) interest capitalized during construction for such period to the extent deducted in the determination of such Net Interest Expense, (iii) the principal amount of Indebtedness, including Capital Lease Obligations, of such Person and each of its Subsidiaries determined on a consolidated basis in conformity with GAAP having a scheduled due date during such period, (iv) cash payments in respect of income taxes and Capital Expenditures of such Person made during such period, paid in cash, but other than in respect of Capital Lease Obligations to the extent included in clause (iii) above and (v) scheduled payments pursuant to settlement agreements in respect of Environmental Actions.

          1.77. GAAP means generally accepted accounting principles in the United States of America as in effect from time to time and for the period as to which such accounting principles are to apply.

          1.78. GENERAL INTANGIBLES means all of the Borrower's "general intangibles" as such term is defined in the U.C.C. and shall include, without limitation, all present and future right, title and interest in and to all trade names, Trademarks (together with the goodwill associated therewith), copyrights, Patents, licenses, customer lists, distribution agreements, supply agreements and tax refunds, together with all monies and claims for monies now or hereafter due and payable in connection with any of the foregoing or otherwise.

          1.79. GOVERNMENTAL AUTHORITY means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          1.80. GUARANTORS has the meaning specified in the preamble of this Agreement.

          1.81.  GUARANTY means the guaranty set forth in Section 12 hereof.

          1.82. HAZARDOUS MATERIALS shall mean (i) any substance, waste or material (including any element, compound or chemical) that is defined, listed or otherwise classified as a solid waste, contaminant, pollutant, toxic pollutant, hazardous substance, extremely hazardous substance, toxic substance, hazardous waste, a special waste or words of similar meaning or regulatory effect under any Environmental Law; (ii) petroleum and its refined fractions;
(iii) any polychlorinated biphenyls; (iv) any flammable, explosive or radioactive materials; and (v) any asbestos-containing materials.

          1.83. INDEBTEDNESS means, without duplication, all liabilities, contingent or otherwise, which are any of the following: (a) obligations in respect of money (borrowed or otherwise and including, without limitation, reimbursement and all similar obligations with respect to surety bonds, letters of credit and bankers' acceptances, whether or not matured) or for the deferred purchase price of property, services or assets, other than Inventory, but excluding trade payables not more than 30 days overdue incurred in the ordinary course of business and (b) lease obligations which, in accordance with GAAP, have been or which should be capitalized.

          1.84. INSTRUMENTS means any "instrument," as such term is defined in the U.C.C., now owned or hereafter acquired by the Borrower, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

          1.85. INTEREST RATE PROTECTION Agreement means any interest rate cap agreement, interest rate swap agreement or other agreement or arrangement that is entered into by the Borrower in order to protect the Borrower against fluctuations in interest rates.

          1.86. INVENTORY means all of the Borrower's present and hereafter acquired inventory (as defined in the U.C.C.), including, without limitation, all merchandise, inventory and goods, and all additions, substitutions and replacements thereof, wherever located, together with all goods and materials used or usable in manufacturing, processing, packaging or shipping same; in all stages of production from raw materials through work-in-process to finished goods.

          1.87. INVENTORY ADVANCE PERCENTAGE means in the case of raw material and finished goods Inventory, sixty percent (60%).

          1.88. IRS means the Internal Revenue Service, or any successor thereto.

          1.89. ISSUING BANK means any bank issuing a Letter of Credit for the Borrower.

          1.90. JULIANA means Juliana Vineyards, a California corporation and a wholly-owned Subsidiary of Reunion.

          1.91. LEASES means all of those leasehold interests in real property owned by the Borrower, as lessee, as such may be amended, supplemented or otherwise modified from time to time.

          1.92. LETTER OF CREDIT GUARANTY means each guaranty, delivered by the Agent on behalf of the Lenders to an Issuing Bank, of the Borrower's reimbursement obligation under such Issuing Bank's Letter of Credit or other like document.

          1.93. LETTER OF CREDIT GUARANTY FEE means the fees the Agent on behalf of the Lenders may charge the Borrower under Section 3.5 for: (a) issuing the Letter of Credit Guaranty or (b) otherwise aiding the Borrower in obtaining the Appeal Letter of Credit and the Other Letters of Credit.

          1.94. LETTER OF CREDIT SUB-LINE means $1,000,000; provided, however, that the entire outstanding stated amount of the Appeal Letter of Credit shall be excluded for purposes of determining the Letter of Credit Sub-Line.

          1.95. LETTERS OF CREDIT means the Appeal Letter of Credit and all Other Letters of Credit.

          1.96. LIBOR means at any time of determination, and subject to availability, for each LIBOR Period the rate determined by the Agent to be the applicable London interbank offered rate paid in London on dollar deposits from other banks as (a) quoted by The Chase Manhattan Bank or, if such quotation is not available, the rate published under "Money Rates" in the New York City edition of The Wall Street Journal or if there is no such publication or statement therein as to LIBOR then in any publication used in the New York City financial community or
(b) if no rate is available to the Agent using the sources in clause (a) above, the rate determined by the Agent based upon information presented on Telerate Systems at Page 3750 as of 11:00 a.m. (London Time), in each case two (2) business days prior to the commencement of such LIBOR Period.

          1.97. LIBOR LOAN means each portion of the Revolving Credit Loans and/or Term Loans for which the Borrower has elected to use LIBOR for interest rate computations.

          1.98. LIBOR PERIOD means the LIBOR for one month, two month, three month or six month U.S. dollar deposits, as selected by the Borrower.

          1.99. LIEN means any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever intended to assure payment of any Indebtedness or other obligation, and includes, without limitation, any conditional sale or other title retention agreement, the interest of a lessor under a Capital Lease, any financing lease having substantially the same economic effect as any of the foregoing, and the filing, under the U.C.C. or comparable law of any jurisdiction, of any financing statement naming the owner of the asset to which such Lien relates as debtor.

          1.100. LINE OF CREDIT means the commitment of the Lenders to make Revolving Credit Loans pursuant to Section 2.1, to make Term Loans pursuant to
Section 2.2, to assist the Borrower in obtaining the Appeal Letter of Credit pursuant to Section 2.3 and to assist the Borrower in opening Other Letters of Credit pursuant to Section 2.4.

          1.101. LOAN DOCUMENTS means this Agreement, the Revolving Credit Notes, the Term Notes, the Bradley Guaranty, the Pledge Agreements, the Mortgages and all other agreements, instruments, certificates and documents executed by or on behalf of any Loan Party and/or delivered to the Agent and the Lenders in connection with this Agreement or any of the foregoing.

          1.102. LOAN PARTY means the Borrower, the Guarantors, any other direct or indirect Subsidiary of Reunion party to any Loan Document, Stanwich Financial and Charles E. Bradley, Sr.

          1.103.  LOCAL ACCOUNT has the meaning set forth in Section 8.7(b).

          1.104. MATERIAL ADVERSE CHANGE means a material adverse change in any of (i) the condition (financial or otherwise), business, performance, operations or properties of the Borrower and Guarantors taken as one enterprise, (ii) the legality, validity or enforceability of any Loan Document, (iii) the validity, enforceability, perfection or priority of the Liens granted pursuant to this Agreement, (iv) the ability of the Loan Parties to repay the Obligations or to perform their obligations under any of the Loan Documents, or (v) the rights and remedies of the Lenders or the Agent under the Loan Documents.

          1.105. MATERIAL ADVERSE EFFECT means an effect that results in or causes, or has a reasonable likelihood of resulting in or causing, a Material Adverse Change.

          1.106. MINIMUM AVAILABILITY means aggregate Availability equal to $1,000,000.

          1.107. MORTGAGES means each of the mortgages, deeds of trust, leasehold mortgages, leasehold deeds of trust, collateral assignments of leases or other real estate security interests creating a Lien upon the real property set forth on Schedule 6.4(a)(i) and any such future real estate security interests that are placed on such real property.

          1.108.  MULTIEMPLOYER PLAN means a multiemployer plan, as defined in
Section 4001(a)(3) of ERISA, and to which the Borrower or any ERISA Affiliate is making, is obligated to make, has made or been obligated to make, contributions on behalf of participants who are or were employed by any of them.

          1.109. NET INTEREST EXPENSE means, for any Person for any period, gross interest expense of such Person and its Subsidiaries for such period determined on a consolidated basis in conformity with GAAP, less (a) the following for such Person and its Subsidiaries determined on a consolidated basis in conformity with GAAP: the sum of (i) interest capitalized during construction for such period, (ii) interest income for such period, and (iii) gains for such period on Interest Rate Protection Agreements (to the extent not included in interest income above and to the extent not deducted in the calculation of such gross interest expense), plus (b) the following for such Person and its Subsidiaries determined on a consolidated basis in conformity with GAAP: the sum of (i) losses for such period on Interest Rate Protection Agreements (to the extent not included in such gross interest expense), and (ii) the amortization of upfront costs or fees for such period associated with Interest Rate Protection Agreements (to the extent not included in gross interest expense).

          1.110. OBLIGATIONS means all loans and advances made by the Agent and/or the Lenders to the Borrower or to others for the Borrower's account (including, without limitation, all Revolving Credit Loans, Term Loans and Letters of Credit) arising under or in connection with this Agreement or any other Loan Document; any and all other indebtedness and obligations which may at any time be owing by the Loan Parties to the Agent and/or the Lenders arising under or in connection with this Agreement or any of the other Loan Documents or under any other agreement or arrangement now or hereafter entered into between the Loan Parties and the Agent and/or the Lenders under or in connection with this Agreement or any of the other Loan Documents and, whether now in existence or incurred by the Loan Parties from time to time hereafter; whether secured by pledge, Lien upon or security interest in any of the Loan Parties' assets or property or the assets or property of any other Person; whether such indebtedness is absolute or contingent, joint or several, matured or unmatured, direct or indirect and whether the Loan Parties are liable to the Agent and/or the Lenders for such indebtedness as principal, surety, endorser, guarantor or otherwise. Obligations include indebtedness or obligations incurred by, or imposed on, the Agent and/or the Lenders as a result of environmental claims (other than solely as a result of actions of the Agent and/or the Lenders) arising out of any one or more of the Loan Parties' operations, premises or waste disposal practices or sites; any Loan Party's liability to the Agent and/or the Lenders as maker or endorser on any promissory note or other instrument for the payment of money; the Loan Parties' liability to the Agent and/or the Lenders under any Interest Rate Protection Agreement or other instrument of guaranty or indemnity, or arising under any guaranty, endorsement or undertaking which the Agent and/or the Lenders may make or issue to others for any Loan Party's account, including any accommodation extended with respect to applications for Letters of Credit, the Agent's (on behalf of the Lenders) acceptance of drafts or the Agent's (on behalf of the Lenders) endorsement of notes or other instruments for any Loan Party's account and benefit, in each case under or in connection with this Agreement or any of the other Loan Documents.

          1.111.  OPERATING ACCOUNT has the meaning specified in Section 8.7(d).

          1.112. OTHER LETTERS OF CREDIT means all letters of credit, other than the Appeal Letter of Credit, issued pursuant to this Agreement with the assistance of the Agent on behalf of the Lenders by any Issuing Bank for or on behalf of the Borrower.

          1.113. OUT-OF-POCKET EXPENSES means all of the Agent's and/or the Lenders' present and future expenses incurred relative to this Agreement or any other Loan Document, whether incurred heretofore or hereafter, which expenses shall include, without being limited to, the cost of record searches, all costs and expenses incurred by the Agent and/or the Lenders in opening bank accounts, depositing checks, receiving and transferring funds, and any charges imposed on the Agent and/or the Lenders due to "insufficient funds" of deposited checks and the Agent's and/or the Lenders' standard fee relating thereto, any amounts paid by the Agent and/or the Lenders, incurred by or charged to the Agent and/or Lenders by the Issuing Bank under any Letter of Credit Guaranty or any reimbursement agreement, application for Letter of Credit or other like document which pertain either directly or indirectly to such Letters of Credit, and the Agent's and/or the Lenders' standard fees relating to the Letters of Credit and any drafts thereunder, reasonable local counsel fees, and fees and taxes relative to the filing of financing statements, deeds of trust or mortgages.

          1.114. PATENTS means all present and hereafter acquired patents and/or patent rights of the Borrower.

          1.115. PBGC means the Pension Benefit Guaranty Corporation, or any successor thereto.

          1.116. PENSION PLAN means an employee pension benefit plan, as defined in Section 3(2) of ERISA (other than a Multiemployer Plan), which is not an individual account plan, as defined in Section 3(34) of ERISA, and which the Borrower or if a Title IV Plan, any ERISA Affiliate maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any of them.

          1.117. PERMIT means any permit, approval, authorization, license, variance or permission required from a Governmental Authority under an applicable Requirement of Law.

          1.118. PERMITTED ENCUMBRANCES means: (i) the Existing Liens; (ii) any Lien created under the Loan Documents; (iii) Permitted Purchase Money Liens;
(iv) Liens of judgment creditors provided such Liens do not exceed, in the aggregate, $50,000 (other than Liens bonded or insured to the reasonable satisfaction of the Agent); (v) Liens on assets, property or shares of stock of a Person at the time such Person becomes a Subsidiary; provided, however, that
(x) the Lien is not created, incurred or assumed in contemplation of the acquisition thereof by the Borrower and (y) the Lien may not extend to any other property owned by the Borrower or any Subsidiary of the Borrower; (vi) Liens incurred in connection with Capital Lease Obligations; (vii) Customarily Permitted Liens; and (viii) Liens on assets permitted by clauses (i), (iii) and
(v) of this definition securing extensions or renewals of the Indebtedness secured by such Liens so long as the amount of such Indebtedness as extended or renewed is not increased.

          1.119. PERMITTED INDEBTEDNESS means: (i) current Indebtedness maturing in less than one year and incurred in the ordinary course of business for raw materials, supplies, equipment, services, taxes or labor; (ii) Indebtedness secured by Permitted Purchase Money Liens; (iii) Obligations; (iv) Indebtedness arising under the Letters of

Credit and this Agreement; (v) deferred taxes and other expenses incurred in the ordinary course of business; (vi) inter-company Indebtedness to the extent permitted by Section 9.7(ii); (vii) Obligations of the Borrower pursuant to Interest Rate Protection Agreements entered into with the Agent's consent;
(viii) obligations of the Borrower as guarantor to the extent permitted by
Section 9.5; (ix) other Indebtedness existing on the date of execution of this Agreement and listed in the most recent financial statement delivered to the Agent or otherwise disclosed to the Agent in writing; and (x) other unsecured Indebtedness not referred to in clauses (i) through (ix) above not to exceed, in the aggregate, $250,000 at any one time outstanding.

          1.120. PERMITTED PURCHASE MONEY LIENS means Liens on any item of equipment, including pursuant to Capital Leases, provided that (i) each such Lien shall attach only to the equipment to be acquired, (ii) a description of the equipment so acquired is furnished to the Agent, (iii) the Indebtedness secured by such Lien shall not exceed at the time of issuance of such Indebtedness the lesser of the cost or fair market value of the equipment acquired thereby and (iv) the Indebtedness incurred in connection with all such acquisitions shall not exceed in the aggregate $1,500,000 at any time outstanding.

          1.121. PERSON means an individual, limited liability company, partnership, corporation (including, without limitation, a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a Governmental Authority.

          1.122. PLAN means an employee benefit plan, as defined in Section 3(3) of ERISA, which the Borrower maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any of them.

          1.123. PLEDGE AGREEMENTS means the Stanwich Financial Pledge Agreement, the Reunion Pledge Agreement, any Pledge Amendment referred to in
Section 5.1(c), and any pledge agreement made after the date of this Agreement pursuant to Section 8.16.

          1.124. PLEDGED COLLATERAL means (i) all of the Pledged Shares; (ii) all Additional Shares; (iii) the certificates representing the shares referred to in clauses (i) and (ii) above; and (iv) all dividends, cash, instruments and other property or proceeds, from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing.

          1.125.  PLEDGED SHARES means the shares of capital stock listed on
Schedule 1(ii).

          1.126. PROCEEDS means "proceeds," as such term is defined in Section 9-306(1) of the U.C.C., and, in any event, shall include, without limitation,
(a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Borrower from time to time with respect to any of the Collateral,
(b) any and all payments (in any form whatsoever) made or due and payable to the Borrower from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting under color of Governmental Authority), and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

          1.127. PROMISSORY NOTES means the notes, in the form of Exhibits A and B attached hereto, delivered by the Borrower to the Lenders to evidence the Revolving Credit Loans and the Term Loans pursuant to, and repayable in accordance with, the provisions of Section 2.

          1.128. QUALIFIED PLAN means an employee pension benefit plan, as defined in Section 3(2) of ERISA, which is intended to be tax-qualified under
Section 401(a) of the Code, and which the Borrower or any ERISA Affiliate maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any of them.

          1.129. RATABLE PORTION or RATABLY means, with respect to any Lender, the quotient obtained by dividing the Commitment of such Lender by the Commitments of all Lenders.

          1.130. REAL ESTATE means the Borrower's fee and/or leasehold interests in real property.

          1.131. RELEASE means, as to any Person, any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration, in each case of any Hazardous Material, into the indoor or outdoor environment or into or out of any property owned by such Person, including, without limitation, the movement of Contaminants through or in the air, soil, surface water, ground water or property.

          1.132. REMEDIAL ACTION means all actions required to (i) clean up, remove, treat or in any other way control Contaminants in the indoor or outdoor environment, (ii) prevent the Release or threat of Release or minimize the further Release of Contaminants so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, or
(iii) perform pre-remedial studies and investigations and post-remedial monitoring and care.

          1.133. REPORTABLE EVENT means any of the events described in Section 4043(c)(1), (2), (3), (5), (6), (8) or (9) of ERISA.

          1.134. REQUIRED LENDERS means, at any time, Lenders holding at least sixty-six and two-thirds percent (66 2/3%) of the sum of (a) the then aggregate unpaid principal amount of the Term Loans and (b) the Revolving Line of Credit or, if no Term Loans or Revolving Credit Loans are outstanding, Lenders holding at least sixty-six and two-thirds percent (66 2/3%) of the Revolving Line of Credit; provided, however, that if the Revolving Line of Credit has been terminated, it means Lenders holding at least sixty-six and two-thirds percent (66 2/3%) of the aggregate amount of outstanding Term Loans and Revolving Credit Loans.

          1.135. REQUIREMENT OF LAW means, as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such person, and all federal, state and local laws, rules and regulations, and all orders, judgments, decrees or other determinations of any Governmental Authority or arbitrator, applicable to or binding upon such person or any of its property or to which such Person or any of its property is subject.

          1.136. REUNION means Reunion Industries, Inc., a Delaware corporation.

          1.137. REUNION PLEDGE AGREEMENT means the pledge agreement made by Reunion, dated as of the date of this Agreement, in substantially the form of Exhibit F, as such agreement may be amended, supplemented or modified from time to time.

          1.138. REVOLVING CREDIT LOANS means the loans and advances made, from time to time, to or for the account of the Borrower by the Agent on behalf of the Lenders pursuant to Section 2.1 and any advances deemed made from time to time pursuant to Section 2.4(c).

          1.139. REVOLVING CREDIT NOTES means the promissory notes in the form of Exhibit A hereto executed by the Borrower to evidence Revolving Credit Loans made by the Agent on behalf of the Lenders to the Borrower pursuant to Section 2.

          1.140. REVOLVING LINE OF CREDIT means the commitment of the Lenders to make Revolving Credit Loans pursuant to Section 2 in an aggregate amount of up to $10,200,000.

          1.141. REVOLVING LINE OF CREDIT FEE means the fee due the Agent for the benefit of the Lenders at the end of each month for the Revolving Line of Credit, in an amount equal to the product of the difference between the average daily amount of the Revolving Line of Credit and the sum of the average daily balance of outstanding Revolving Credit Loans and Other Letters of Credit during said month multiplied by 0.375% per annum for the number of days in said month divided by 360.

          1.142. REVOLVING LOAN ACCOUNT has the meaning specified in Section 2.1(c).

          1.143. SERVICE MARKS means all service marks and certificates of registration of the Borrower, together with the goodwill of the business associated with or symbolized by such marks and registrations, together with (i) all other tradenames, trademarks, service marks, corporate names, company names, business names, fictitious business names, trade styles, logos, other designs or sources or business identifiers or similar devices, all registrations with respect thereto, and all applications with respect to the foregoing, and all reissues, divisions, continuations, extensions, renewals, and continuations-in-part with respect to any of the foregoing, (ii) all of the goodwill of the business connected with and symbolized by such tradenames, Trademarks, service marks, corporate names, company styles, logos, other designs, or sources of business identifiers or similar devices, throughout the world, in each case whether now owned or hereafter created or acquired, and (iii) all rights associated with the foregoing, including license royalties, claims or rights against third parties for any past, present or future infringement of any mark, Trademark or similar device, and all corresponding rights, throughout the world.

          1.144. SETTLEMENT DATE means the date, weekly and more frequently, at the discretion of the Agent, that the Agent and the Lenders shall settle amongst themselves so that (x) the Agent shall not have, as the Agent, any money at risk and (y) on such Settlement Date the Lenders shall have a Ratable Portion of all outstanding Revolving Credit Loans and Letters of Credit, provided that each Settlement Date for a Lender shall be a Business Day on which such Lender and its bank are open for business.

          1.145. STANWICH FINANCIAL means Stanwich Financial Services Corp., a Rhode Island corporation.

          1.146. STANWICH PLEDGE AGREEMENT means the pledge agreement made by Stanwich Financial, dated as of the date of this Agreement, in substantially the form of Exhibit E, as such agreement may be amended, supplemented or modified from time to time.

          1.147. SUBORDINATED INDEBTEDNESS means Indebtedness of the Borrower set forth on Schedule 1(iii).

          1.148. SUBSIDIARY means, with respect to any Person, any corporation, association, partnership or other business entity of which more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of other interests (including general partnership interests) are at the time owned or controlled, directly or directly, by such Person or any Subsidiary of such Person.

          1.149. TAX SHARING AGREEMENT means that certain tax sharing agreement, dated February 2, 1996, entered into among Reunion Resources Company (predecessor to Reunion), the Borrower and Oneida Molded Plastics, Corp. of North Carolina, as such agreement may be amended, supplemented or modified from time to time.

          1.150. TERMINATION DATE means the earliest of the date (i) the Chatwins Merger is consummated, (ii) six (6) years from the Closing Date, or
(iii) the Line of Credit is terminated.

          1.151. TERM LOANS means the term loans in the principal amount of $6,000,000 made pursuant to, and repayable in accordance with, the provisions of
Section 2.2.

          1.152. TERM NOTE means the promissory notes in the form of Exhibit B hereto executed by the Borrower to evidence the Term Loans made under Section 2.2.

          1.153. TITLE IV PLAN means any retirement plan subject to Title IV of ERISA or Section 412 of the Code (other than a Multiemployer Plan) to which the Borrower or any ERISA Affiliate has any liability (contingent or otherwise) with respect to its former or active employees (or their beneficiaries).

          1.154. TRADE ACCOUNTS RECEIVABLE means that portion of Accounts which arises from the sale of Inventory or the rendition of services in the ordinary course of business.

          1.155. TRADEMARKS means all present and hereafter acquired trademarks and/or trademark rights (together with the goodwill associated therewith) and all cash and non-cash proceeds thereof.

          1.156. U.C.C. means the Uniform Commercial Code as in effect from time to time in the State of New York.

          1.157. UNFUNDED PENSION LIABILITY means, at any time, the aggregate amount, if any, of the sum of (i) the amount by which the present value of all accrued benefits under each Title IV Plan of the Borrower or any ERISA Affiliate exceeds the fair market value of all assets of such Title IV Plan allocable to such benefits in accordance with Title IV of ERISA, all determined as of the most recent valuation date for each such Title IV Plan using the actuarial assumptions in effect under such Title IV Plan, and (ii) for a period of five years following a transaction reasonably likely to be covered by Section 4069 of ERISA, the liabilities (whether or not accrued) that could be avoided by the Borrower or any ERISA Affiliate as a result of such transaction.

          1.158. WELFARE BENEFIT PLAN means an employee welfare benefit plan, as defined in Section 3(1) of ERISA, to which the Borrower maintains, contributes to, contributed to within the six year period prior to the Closing Date, or has an obligation to contribute to, on behalf of its former or active employees (or their beneficiaries).

          1.159. WITHDRAWAL LIABILITY means, at any time, the aggregate amount of the liabilities of the Borrower or any ERISA Affiliate pursuant to Section 4201 of ERISA, and any increase in contributions required to be made pursuant to
Section 4243 of ERISA, with respect to all Multiemployer Plans.

          1.160. Y2K COMPLIANCE means the ability of a computer program to (i) record, store, process, calculate, present and, where appropriate, insert time and accurate dates and calculations for calendar dates falling on or after (and, if applicable, spans of time including) January 1, 2000, (ii) record, store, process, calculate and present any information and/or data dependent on or relating to such dates in the same manner, and with the same functionality, data integrity and performance, as the software records, stores, processes, calculates and presents calendar dates on or before December 31, 1999 and in such fashion as to respond to two-digit date input in a way that eliminates all ambiguities as to the century of concern, and treats the year 2000 as a leap-year and correctly and accurately regards and processes data and information with respect thereto, and (iii) lose no functionality with respect to the introduction of records, including but not limited to back-up and archived information and/or data, containing dates falling on or after January 1, 2000 and "Y2K Compliant" has the correlative meaning.

          Any accounting term used in this Agreement shall have, unless otherwise specifically provided herein, the meaning customarily given such term in accordance with GAAP, and all financial computations hereunder shall be computed, unless otherwise specifically provided herein, in accordance with GAAP consistently applied. That certain terms or computations are explicitly modified by the phrase "in accordance with GAAP" shall in no way be construed to limit the foregoing. All other undefined terms contained in this Agreement shall, unless the context indicates otherwise, have the meanings provided for by the U.C.C. to the extent the same are used or defined therein. The words

"herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole, including the Exhibits and Schedules hereto, as the same may from time to time be amended, modified or supplemented and not to any particular section, subsection or clause contained in this Agreement.

          Each reference to a Section, Schedule or Exhibit is to a Section, Schedule or Exhibit, respectively, of or to this Agreement, unless otherwise specified or the context otherwise requires.

          Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter.


2.  AMOUNT AND TERMS OF LOANS AND LETTERS OF CREDIT

          2.1. Revolving Credit Loans. (a) The Borrower hereby agrees to execute and deliver to the Agent a Revolving Credit Note payable to each Lender, in the form of Exhibit A attached hereto, to evidence the Revolving Credit Loans to be extended by such Lender to the Borrower.

          (b) Upon receipt of the Revolving Credit Notes from the Borrower, each Lender severally agrees, subject to the terms and conditions of this Agreement from time to time from the Closing Date through the Termination Date, to make loans and advances to the Borrower on a revolving basis (i.e., subject to the limitations set forth herein, the Borrower may borrow, repay and re-borrow Revolving Credit Loans) so long as after giving effect to such Revolving Credit Loans, outstanding Revolving Credit Loans will not exceed the lesser of
(i) the Aggregate Net Availability and (ii) the Revolving Line of Credit. Each request for a Revolving Credit Loan shall be delivered by an Executive Officer of the Borrower and shall constitute, unless otherwise disclosed in writing to the Agent and the Lenders, a representation and warranty by the Borrower that the sum of (i) such requested Revolving Credit Loan, (ii) the aggregate Revolving Credit Loans, Other Letters of Credit and unpaid reimbursement obligations related to drawings under such Other Letters of Credit which are then outstanding and (iii) Revolving Credit Loans and Other Letters of Credit for which requests have been delivered to the Agent by the Borrower, is not greater than the Revolving Line of Credit and the Aggregate Net Availability. The accuracy of all the matters referred to in the preceding sentence shall be a condition precedent to the Agent's and the Lenders' obligations to make any Revolving Credit Loan. All requests for loans and advances, other than LIBOR Loans, must be received by an officer of the Agent no later than 1:00 p.m., New York time, of the day on which such loans and advances are required. No Lender shall be required to advance any amount in excess of such Lender's Ratable Portion of the amount requested.

          (c) The Agent shall maintain an account on its books in the name of the Borrower (the "Revolving Loan Account") in which the Borrower will be charged with loans and advances made by the Agent and the Lenders to it or for its account. The Borrower will be credited with all amounts received by the Agent and/or the Lenders from it or from others for its account, including all amounts received by the Agent in payment of Accounts and such amounts will be applied as required by Section 2.5. In addition, the Agent may charge the Revolving Loan Account with any other Obligations, including any and all reasonable costs, expenses and attorneys' fees which the Agent may incur in connection with the exercise by or for the Agent of any of the rights or powers herein conferred upon the Agent, or in the prosecution or defense of any action or proceeding to enforce or protect any rights of the Agent in connection with this Agreement, the Collateral or the Obligations. All amounts charged to the Revolving Loan Account shall be deemed Revolving Credit Loans for all purposes hereunder.

          (d) After the end of each month, the Agent shall promptly send the Borrower a statement showing the accounting for the charges, loans, advances and other transactions occurring between the Agent and the Lenders and the Borrower during that month. The monthly statements shall be deemed correct and binding upon the Borrower and shall constitute an account stated between the Borrower and the Agent and the Lenders unless the Agent receives a written statement of the exceptions within thirty (30) days of the date of the monthly statement.

          (e) In the event that the sum of (i) the outstanding balance of Revolving Credit Loans (including any accrued but unpaid interest thereon and any fees and expenses relating thereto) and (ii) the outstanding balance of Other Letters of Credit (including all matured reimbursement or repayment obligations with respect thereto) exceeds the maximum amount thereof available under Sections 2.1 and 2.4, such excess shall be due and payable to the Agent for the benefit of the Lenders immediately upon the Agent's demand therefor.

          2.2. Term Loans. (a) The Borrower hereby agrees to execute and deliver to the Agent a Term Note payable to each Lender, in the form of Exhibit B attached hereto, to evidence the Term Loans to be extended by such Lender to the Borrower.

          (b) Upon receipt of the Term Notes from the Borrower, subject to the terms and conditions of this Agreement the Lenders hereby agree to extend to the Borrower the Term Loans in the aggregate principal amount of $6,000,000 upon the Borrower's request therefor on or prior to October 31, 1998. No Lender shall be required to advance any amount in excess of its Ratable Portion of the Term Loans requested or its

Commitment in respect of the Terms Loans.

          (c)  The Term Loans shall be repayable in installments as provided in
Section 2.5(b).

          (d) In the event this Agreement or the Line of Credit is terminated by either (i) the Lenders acting through the Agent or (ii) the Borrower for any reason whatsoever, the Term Loans shall become due and payable on the effective date of such termination together with, in the case of clause (ii) above, any Early Termination Fee due pursuant to Section 10.1.

          (e) The Borrower shall have no right to prepay the Term Loans, in whole or in part, except as provided in Sections 2.2(d), 2.5 and 10.

          2.3. Appeal Letter of Credit Facility. (a) Subject to the terms and conditions of this Agreement, on the Closing Date the Agent and each Lender agrees to assist the Borrower in obtaining the Appeal Letter of Credit in an aggregate amount outstanding at any one time not to exceed $9,675,000 (the "Appeal Letter of Credit Facility"). To this end, the Borrower has requested the Agent on behalf of the Lenders to join in the application for such Appeal Letter of Credit and/or guarantee payment or performance of such Appeal Letter of Credit, and any drafts or acceptances thereunder, through the issuance of a Letter of Credit Guaranty, thereby lending the Lenders' credit to the Borrower's, and the Agent and the Lenders have agreed to do so. These arrangements shall be handled by the Agent subject to the terms and conditions set forth below.

          (b) The Borrower agrees that the Appeal Letter of Credit Facility shall terminate on January 15, 2000 (the "Appeal Termination Date"). On or before the Appeal Termination Date the Borrower shall use its best efforts to return the Appeal Letter of Credit to the Agent or the Issuing Bank for cancellation; provided, that if the Borrower is unable to so return the Appeal Letter of Credit to the Agent or the Issuing Bank for cancellation on or prior to the Appeal Termination Date the Borrower shall pay to the Agent, on the Appeal Termination Date, cash or cash equivalent equal to 105% of the maximum amount then available to be drawn under the Appeal Letter of Credit, which payment shall be held by the Agent in the Cash Collateral Account referred to in
Section 2.4(g).

          (c) All amounts drawn under the Appeal Letter of Credit shall be immediately repaid by the Borrower to the Issuing Bank or the Agent for the benefit of the Lenders on the date of such drawing. If Borrower fails to pay any such amount to the Issuing Bank or the Agent on such date, such unpaid amount shall bear interest at the Appeal Letter of Credit Call Margin over The Chase Manhattan Bank Rate per annum until paid, such interest to be payable on demand. In the event of any change in The Chase Manhattan Bank Rate, the above rate as of the first of the month following any change, shall be equal to the Appeal Letter of Credit Call Margin above The Chase Manhattan Bank Rate then in effect. The rates hereunder shall be calculated based on a 360 day year and the actual number of days elapsed. The Agent, on behalf of the Lenders, shall be entitled to charge the Revolving Loan Account for such payment obligations, including for reimbursement and interest provided for herein when due.

          2.4. Other Letters of Credit. (a) In order to assist the Borrower in establishing or opening Other Letters of Credit with an Issuing Bank the Borrower has requested the Agent on behalf of the Lenders to join in the applications for such Other Letters of Credit and/or guarantee payment or performance of such Other Letters of Credit, and any drafts or acceptances thereunder, through the issuance of a Letter of Credit Guaranty, thereby lending the Lenders' credit to the Borrower's, and the Agent and the Lenders have agreed to do so. These arrangements shall be handled by the Agent subject to the terms and conditions set forth below.

          (b) Within the Revolving Line of Credit and the Aggregate Net Availability, the Agent and the Lenders shall assist the Borrower in obtaining Other Letter(s) of Credit in an aggregate amount outstanding at any one time not to exceed the Letter of Credit Sub-Line. The Agent's and Lenders' assistance for amounts in excess of the limitation set forth herein shall at all times and in all respects be in the Agent's sole discretion. Any and all outstanding Other Letters of Credit shall be treated as a Revolving Credit Loan for Availability purposes.

          (c) It is understood that the form and purpose of each Letter of Credit must be acceptable to the Agent in its reasonable business judgment. Notwithstanding anything herein to the contrary, upon the occurrence of a Default and/or Event of Default, the Agent's assistance in connection with the issuance of a Letter of Credit Guaranty shall be in the Agent's sole discretion unless such Default and/or Event of Default is cured or waived by the Agent, acting on the instructions of the Required Lenders. The Agent shall have the right, without notice to the Borrower, to charge the Revolving Loan Account on the Agent's books (without double-counting) with the amount of any and all indebtedness, liability or obligation of any kind incurred by the Agent under any Letter of Credit Guaranty at the earlier of (a) payment by the Agent under the Letters of Credit Guaranty or (b) the occurrence of an Event of Default. Any amount charged to the Revolving Loan Account shall be deemed a Revolving Credit Loan hereunder and shall incur interest at the rate provided in Section 3.1.

          (d) In order to request the issuance of an Other Letter of Credit, an Executive Officer of the Borrower shall deliver a notice to the Agent in form and substance satisfactory to the Agent requesting the issuance of an Other Letter of Credit. Each such request shall constitute, unless otherwise disclosed in writing to the Agent and the Lenders, a representation and warranty by the Borrower that (a) the representations and warranties contained in this Agreement are true and correct in all material respects on and as of such date as though made on and as of such date, (b) as the result of the issuance of the requested Other Letter of Credit no Default or Event of Default will occur and (c) the sum of (1) such requested Other Letter of Credit, (2) the stated amount of outstanding Other Letters of Credit, any matured reimbursement obligations with respect to the foregoing and (3) the requested amount of any other Other Letter of Credit, requests for which have been delivered to the Agent by the Borrower, is not greater than the Letter of Credit Sub-Line, the Aggregate Net Availability or the Revolving Line of Credit. The accuracy of all the matters referred to in the preceding sentence shall be a condition precedent to the Agent's and the Lenders' obligations to issue any Letter of Credit Guaranty with respect to Other Letters of Credit.

          (e) The Borrower unconditionally indemnifies the Agent and the Lenders and holds the Agent and the Lenders harmless from any and all loss, claim or liability incurred by the Agent and/or the Lenders arising from any transactions or occurrences relating to any Letter of Credit established or opened for the Borrower's account, any collateral relating thereto, any drafts or acceptances thereunder, and all obligations thereunder, including any such loss or claim due to any action taken by any Issuing Bank, other than for any such loss, claim or liability arising out of the gross negligence or willful misconduct by the Agent and/or the Lenders under any Letter of Credit Guaranty. The Borrower further agrees to hold the Agent and the Lenders harmless from any error or omission, negligence or misconduct by the Issuing Bank with respect thereto. The Borrower's unconditional obligation to the Agent and the Lenders hereunder shall not be modified or diminished for any reason or in any manner whatsoever, other than as a result of the Agent's gross negligence or willful misconduct. The Borrower agrees that any charges incurred by the Agent and/or the Lenders for its account to the Issuing Bank shall be conclusive on the Borrower and may be charged to the Revolving Loan Account.

          (f) The Agent and/or the Lenders shall not be responsible for: the existence, character, quality, quantity, condition, packing, value or delivery of the goods purporting to be represented by any documents; any difference or variation in the character, quality, quantity, condition, packing, value or delivery of the goods from that expressed in the documents; the validity, sufficiency or genuineness of any documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged; the time, place, manner or order in which shipment is made; partial or incomplete shipment, or failure or omission to ship any or all of the goods referred to in any Letter of Credit or documents; any deviation from instructions; delay, default, or fraud by the shipper and/or anyone else in connection with the Collateral or the shipping thereof; or any breach of contract between the shipper or vendor and the Borrower.

          (g) If any Event of Default shall have occurred and be continuing, the Borrower will, upon demand by the Agent, pay to the Agent cash or Cash Equivalents in an amount equal to 105% of the maximum amount then available to be drawn under each outstanding Letter of Credit. Such funds or Cash Equivalents shall be held by the Agent in a non-interest bearing cash collateral account (the "Cash Collateral Account"). The Cash Collateral Account shall be in the name of the Agent (as a cash collateral account), and shall be under the sole dominion and control of the Agent and subject to the terms of this Section 2.4(g). The Borrower and Reunion each hereby pledges, and grants to the Agent a security interest in, all funds and/or Cash Equivalents held in the Cash Collateral Account from time to time and all proceeds thereof, as security for the Obligations (including, without limitation, payment of all amounts due in respect of the Letters of Credit) whether or not then due. From time to time after funds or Cash Equivalents are deposited in the Cash Collateral Account, the Agent may apply such funds or Cash Equivalents then held in the Cash Collateral Account to the payment of any amounts, in such order as the Agent may elect, as shall be or shall become due and payable by the Borrower with respect to the Letters of Credit. Neither the Borrower or Reunion nor any person or entity claiming on behalf of or through the Borrower or Reunion shall have any right to withdraw any of the funds or Cash Equivalents held in the Cash Collateral Account, except that upon the termination of any Letter of Credit in accordance with its terms and the payment of all amounts payable by the Borrower to the Agent in respect thereof, any funds remaining in the Cash Collateral Account in excess of 105% of the aggregate amount of the then remaining Letters of Credit shall be returned to the Borrower or Reunion, as the case may be, so long as there are no outstanding Obligations or, if there are outstanding Obligations, applied against such Obligations. Notwithstanding anything to the contrary in this Section 2.4(g), funds deposited by Reunion in the Cash Collateral Account shall be returned to Reunion as provided in Section 8.16.

          2.5. Repayment; Mandatory Payments and Prepayment. (a) The Borrower shall repay the entire unpaid aggregate principal amount of the Revolving Credit Loans on the Termination Date.

          (b) The Borrower shall repay the Term Loans in quarterly installments (each a "Repayment Installment") on the last Business Day of the calendar quarters set forth below and in the respective amounts set forth below:


             Calendar
          Quarter Ending               Amount

          December 31, 1998           $250,000
          March 31, 1999              $250,000
          June 30, 1999               $250,000
          September 30, 1999          $250,000

          December 31, 1999           $250,000
          March 31, 2000              $250,000
          June 30, 2000               $250,000
          September 30, 2000          $250,000

          December 31, 2000           $250,000
          March 31, 2001              $250,000
          June 30, 2001               $250,000
          September 30, 2001          $250,000

          December 31, 2001           $250,000
          March 31, 2002              $250,000
          June 30, 2002               $250,000
          September 30, 2002          $250,000

          December 31, 2002           $250,000
          March 31, 2003              $250,000
          June 30, 2003               $250,000
          September 30, 2003          $250,000

          December 31, 2003           $250,000
          March 31, 2004              $250,000
          June 30, 2004               $250,000
          September 30, 2004          $250,000

provided, however, that the Borrower shall repay the entire unpaid principal amount of the Term Loans on the Termination Date.

          (c)  Unless otherwise agreed upon by the Lenders and the Borrower, the

Borrower shall use Asset Sale Proceeds to prepay (i) Repayment Installments, to be applied fifty percent (50%) in inverse order of the maturities and fifty percent (50%) in direct order of their maturities, or (ii) if no Term Loans are then outstanding, principal in respect of Revolving Credit Loans, in either case in an amount equal to such Asset Sale Proceeds. In the case of a prepayment of Revolving Credit Loans pursuant to this subparagraph (c), the then current Commitments shall be reduced permanently by an amount equal to such prepayment. The Commitment of each Lender shall be reduced by its Ratable Portion of such Commitment reduction.

          (d) Promptly upon a settlement or the payment of a judgment relating to the Bargo litigation, Borrower shall cause the Appeal Letter of Credit to be returned to the Agent or the Issuing Bank for cancellation.

          (e) In the event the Borrower has Excess Cash Flow in any Fiscal Year beginning with the Fiscal Year ending December 31, 1998, promptly and in any event within one hundred and five (105) days after the end of such Fiscal Year, the Borrower shall prepay Repayment Installments to be applied fifty percent (50%) in inverse order of their maturities and fifty percent (50%) in direct order of their maturities in an amount equal to fifty percent (50%) of said Excess Cash Flow.

          (f) No prepayment fee shall be payable in respect of any mandatory payment or prepayment under Section 2.1(e) or this Section 2.5.

          (g) All amounts in the Concentration Account, other than Asset Sale Proceeds, shall be applied to the Revolving Credit Loans and then to the other Obligations. Application will be made upon the Agent's receipt of "collected funds" at the Agent's bank account in New York, New York on the Business Day of receipt if received no later than 1:00 p.m. and on the next succeeding Business Day if received after 1:00 p.m. No checks, drafts or other instrument received by the Agent shall constitute final payment to the Agent unless and until such instruments have actually been collected.

          2.6. Payments and Computations. (a) The Borrower shall make each payment hereunder not later than 11:00 a.m. (New York City time) on the day when due, to the Agent at its address referred to in Section 13.9 and in immediately available funds without set-off or counterclaim. Payment received by the Agent after 11:00 a.m. (New York City time) shall be deemed to be received on the next Business Day.

          (b) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fees, as the case may be.

          2.7. Use of Proceeds. The Borrower agrees that the proceeds of the Revolving Credit Loans may only be used to pay and that Letters of Credit may only be issued to (i) pay in full, on the Closing Date, all principal and interest in respect of the Congress Financial Loan, (ii) with respect to the Appeal Letter of Credit, to back a judgment bond in the amount of $9.675 million, and (iii) support the working capital needs of the Borrower, which are reflected in the Borrower's Cash Budget.

          2.8. Taxes. (a) Any and all payments by the Borrower hereunder or under the Promissory Notes shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, attributable thereto and all liabilities with respect thereto, excluding taxes imposed on or measured by the gross or net income or revenues of the Lenders by the jurisdiction under the laws of which any Lender is organized or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Indemnified Taxes"). If the Borrower shall be required by law to deduct any Indemnified Taxes from or in respect of any sum payable hereunder or under the Promissory Notes to the Lenders, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.8) any Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and
(iii) the Borrower shall pay the full amount deducted to the relevant taxing or other authority in accordance with applicable law.

          (b) In addition, the Borrower agrees to pay any present or future stamp or documentary taxes or any other sales, excise or property taxes, charges or similar levies that arise from any payment made hereunder or under the Promissory Notes or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or the Promissory Notes (hereinafter referred to as "Other Taxes").

          (c) The Borrower shall indemnify the Lenders for the full amount of Indemnified Taxes or Other Taxes (including, without limitation, any Indemnified Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this
Section 2.8) paid by the Lenders and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within 30 days from the date Lender makes written demand therefor.

          (d) Within 30 days after the date of any payment of Indemnified Taxes, the Borrower shall furnish to the Agent, at its address referred to in Section 13.9, the original or a certified copy of a receipt evidencing payment thereof.

          (e) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 2.8 shall survive the payment in full of principal and interest hereunder and under the Promissory Notes.

          2.9. Nature of Obligations. The Borrower hereby agrees that it shall be liable for all Obligations and that such liability shall be absolute and unconditional irrespective of:

          (i) any change in the time, manner or place of payment of, or in any other term of, or any increase in the amount of, all or any of the Obligations, or any other amendment or waiver of any term of, or any consent to departure from any requirement of, this Agreement, any Promissory Note or any of the other Loan Documents;

          (ii) any exchange, release or non-perfection of any Lien on any collateral for, or any release or amendment or waiver of any term of any guaranty of, or any consent to departure from any requirement of any guaranty of, all or any of the Obligations;

          (iii) the absence of any attempt to collect any of the Obligations from any guarantor or any other action to enforce the same or the election of any remedy by the Agent and the Lenders;

          (iv) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a borrower or a guarantor.

SECTION 3.  INTEREST, FEES AND EXPENSES

          3.1. Revolving Credit Loans. Interest on the Revolving Credit Loans shall be an amount equal to (a) the Applicable Revolver Margin plus The Chase Manhattan Bank Rate per annum on the average of the net balances in the Revolving Loan Account at the close of each day during each month on balances other than LIBOR Loans, payable monthly as of the end of each month and on the Termination Date, and (b) 2.50% plus the applicable LIBOR on any LIBOR Loan, on a per annum basis, payable on the LIBOR Loans in the Revolving Loan Account at the end of each LIBOR Period and if the LIBOR Period exceeds three months then at the three month anniversary of the commencement of such LIBOR Period, and on the Termination Date. In the event of any change in The Chase Manhattan Bank Rate, the rate under clause (a) above, as of the first of the month following any change, shall be equal to The Chase Manhattan Bank Rate then in effect. The rates hereunder shall be calculated based on a 360-day year and the actual number of days elapsed. The Agent, on behalf of the Lenders, shall be entitled to charge the Revolving Loan Account for the interest provided for herein when due.

          3.2. Term Loans. Interest on the Term Loans shall be payable on the unpaid balance or on payment in full in an amount equal to (a) the Applicable Term Loan Margin plus The Chase Manhattan Bank Rate per annum on the average of the net balance of the Term Loans owing to the Lenders at the close of each day during each month on balances other than LIBOR Loans, payable monthly as of the end of such month and on the Termination Date, and (b) 3.00% plus the applicable LIBOR on any LIBOR Loan, on a per annum basis, payable at the end of each LIBOR Period and if the LIBOR Period exceeds three months then at the three month anniversary of the commencement of such LIBOR Period, and on the Termination Date. In the event of any change in The Chase Manhattan Bank Rate, the rate under Clause (a) as of the first of the month following any change, shall be equal to The Chase Manhattan Bank Rate then in effect. The rates hereunder shall be calculated based on a 360 day year and the actual number of days elapsed. The Agent, on behalf of the Lenders, shall be entitled to charge the Revolving Loan Account for the interest provided for herein when due.

          3.3. LIBOR Election. The Borrower may elect to use LIBOR as to any Revolving Credit Loan or Term Loan provided (a) there is then no Default or Event of Default, (b) the Appeal Letter of Credit is no longer outstanding and all Obligations of the Borrower in respect of the Appeal Letter of Credit have been paid in full, (c) the Borrower has advised the Agent of (i) its election to use LIBOR and (ii) the LIBOR Period is selected no later than three (3) Business Days preceding the first day of the selected LIBOR Period, in which event the election and LIBOR shall be effective, provided there is then no Default or Event of Default, on the fourth Business Day following said notice. The LIBOR elections must be for $1,000,000 or whole multiples thereof and there shall be no more than three (3) LIBOR Loans outstanding at one time. If no such election is timely made or can be made, or if the LIBOR rate cannot be determined, then the Agent shall compute interest by reference to The Chase Manhattan Bank Rate. In addition, the Borrower shall pay to the Agent for the benefit of the Lenders, upon the request of the Agent, such amount or amounts as shall compensate the Agent and/or the Lenders for any loss, costs or expenses incurred by the Agent and/or the Lenders (as reasonably determined by the Agent and the Lenders) as a result of: (i) any payment or prepayment on a date other than the last day of a LIBOR Period for such LIBOR Loan, (ii) any failure of the Borrower to borrow a LIBOR Loan on the date for such borrowing specified in the relevant notice, or (iii) the introduction of or any change in the interpretation of any law or regulation that has the effect of increasing the cost to any Lender of agreeing to make or making, funding or maintaining any LIBOR Loans; such compensation to include, without limitation, an amount equal to any loss or expense suffered by the Agent and/or the Lenders during the period from the date of receipt of such payment or prepayment, the date of such failure to borrow, or such introduction or change in law to the last day of such LIBOR Period, if, in the case of such payment, prepayment or failure to borrow, the rate of interest obtained by the Agent and/or the Lenders upon the reemployment of an amount of funds equal to the amount of such payment, prepayment or failure to borrow is less than the rate of interest applicable to such LIBOR Loan for such LIBOR Period. The determination by the Agent and/or the Lenders of the amount of any such loss or expense, when set forth in a written notice to the Borrower, containing the Agent's and/or the Lenders' calculations thereof in reasonable detail, shall be conclusive on the Borrower, in the absence of manifest error. Calculation of all amounts payable to the Agent and/or the Lenders under this Section 3.3 with regard to LIBOR Loans shall be made as though the Agent and/or the Lenders had actually funded the LIBOR Loans through the purchase of deposits in the relevant market and currency, as the case may be, bearing interest at the rate applicable to such LIBOR Loans in an amount equal to the amount of the LIBOR Loans and having a maturity comparable to the relevant interest period; provided, however, that the Agent and the Lenders may fund each of the LIBOR Loans in any manner the Agent and the Lenders see fit and the foregoing assumption shall be used only for calculation of amounts payable under this Section 3.3. In addition, notwithstanding anything to the contrary contained herein, to the extent that the Agent and the Lenders apply proceeds of Collateral, including the Accounts, or other amounts received from or on behalf of the Borrower to the Revolving Credit Loans or Term Loans such application shall be (i) initially to the Revolving Credit Loans or Term Loans bearing interest based on The Chase Manhattan Bank Rate and (ii) subsequently to LIBOR Loans; provided, however, that (x) upon the occurrence and during the continuance of an Event of Default or (y) in the event the aggregate amount of outstanding LIBOR Loans exceeds the Aggregate Net Availability, the Agent and the Lenders may apply all such amounts received to the payment of Obligations in such manner and in such order as the Agent and the Lenders may elect in their reasonable business judgment. In the event that any such amounts are applied to LIBOR Loans, such application shall be treated as a prepayment of such loans and the Agent and the Lenders shall be entitled to the compensation described in this Section 3.3.

          3.4. Appeal Letter of Credit Facility Fee. Upon the last Business Day of each month, commencing with the first such date after this Agreement is executed, and on any date the Appeal Letter of Credit is drawn and/or is returned to the Issuing Bank for cancellation, the Borrower shall pay the Agent for the benefit of the Lenders the Appeal Letter of Credit Facility Fee for the period since the later of (x) the date of issuance of the Appeal Letter of Credit or (y) the last date of payment of the Appeal Letter of Credit Facility Fee. In addition, on each of the one hundred and twenty-first (121st) day after the Closing Date and each ninetieth (90th) day thereafter, the Borrower shall pay to the Agent a fee of $150,000; provided, however, that no such fee shall be payable if on the respective due date thereof the Appeal Letter of Credit is no longer outstanding and all Obligations of the Borrower in respect of the Appeal Letter of Credit have been paid in full.

          3.5. Other Letter of Credit Fees. In consideration of each Letter of Credit Guaranty of the Agent, the Borrower shall pay the Agent for the benefit of the Lenders the Letter of Credit Guaranty Fee which shall be an amount equal to the then Applicable Letter of Credit Margin per annum, payable monthly, on the outstanding face amount of each outstanding Other Letter of Credit.

          3.6. Issuing Bank Charges. Any charges, fees, commissions, costs and expenses charged to the Agent and/or the Lenders for the Borrower's account or otherwise by any Issuing Bank in connection with or arising out of Letters of Credit issued pursuant to this Agreement or out of transactions relating thereto will be charged to the Revolving Loan Account in full when charged to and paid by the Agent.

          3.7. Out-of-Pocket Expenses. The Borrower shall reimburse or pay the Agent, as the case may be, for all reasonable Out-of-Pocket Expenses.

          3.8. Revolving Line of Credit Fee. Upon the last Business Day of each month, commencing with the last day of the month in which this Agreement is executed, and on the Termination Date, the Borrower shall pay the Agent for the benefit of the Lenders the Revolving Line of Credit Fee.

          3.9. Facility Fee. To induce the Agent and the Lenders to enter into this Agreement and to extend to the Borrower the Revolving Credit Loans and the Term Loans, and to extend each Letter of Credit Guaranty and the Appeal Letter of Credit, the Borrower shall pay to the Agent for the benefit of the Lenders a Facility Fee in the amount of $1,000,000 upon the Closing Date, which amount consists of $800,000 in respect of the Appeal Letter of Credit and $200,000 in respect of the Revolving Line of Credit and the Term Loans.

          3.10. Agent Fee. The Borrower shall pay to the Agent on the Closing Date and on each anniversary of the Closing Date thereafter the Agent Fee, which shall be fully earned and not refundable or rebateable when due.

          3.11. Other Expenses. The Borrower shall pay the Agent's standard charges for, and the fees and expenses of, the personnel used by the Agent for reviewing the books and records of the Borrower and for verifying, testing, protecting, safeguarding, preserving or disposing of all or any part of the Collateral.

          3.12. Payment of Fees. The Borrower hereby authorizes the Agent to charge the Revolving Loan Account with the amount of all payments due under this Agreement as such payments become due. The Borrower confirms that any charges which the Agent may so make will be made as an accommodation to the Borrower and solely at the Agent's discretion.

          3.13. No Usury. Notwithstanding any other provision of this Agreement, the maximum rate of interest payable on the Obligations shall not exceed the maximum rate permitted by applicable law.

4.  CONDITIONS PRECEDENT

          4.1. Conditions to the Initial Loans. Notwithstanding any other provision of this Agreement, the Lenders shall not be obligated to make the initial Revolving Credit Loans and Term Loans or to incur any obligations with respect to Letters of Credit unless and until the events set forth in Section 4.1(a) shall have occurred and the Borrower shall have delivered to the Agent in form and substance satisfactory to the Lenders, the documents set forth in
Section 4.1(b), each dated as of the Closing Date unless otherwise indicated.

          (a)  Events.

               (i) All corporate actions taken in connection with the execution of this Agreement, the making of the Revolving Credit Loans, the making of the Term Loans and the incurrence of any obligations with respect to Letters of Credit and the execution and delivery of all other Loan Documents and all documents and papers relating thereto shall be satisfactory to the Agent and its counsel. The Agent and its counsel shall have received copies of such documents and papers as the Agent or its counsel may reasonably request in connection therewith, all in form and substance satisfactory to the Agent and its counsel.

               (ii) There shall exist no claim, action, suit, investigation, litigation or proceeding pending in any court or before any arbitrator or Governmental Authority that relates to the Obligations or that the Agent or any Lender shall determine in its absolute discretion has a reasonable likelihood of having a Material Adverse Effect or causing a Material Adverse Change.

               (iii) Other than certain litigation previously disclosed to the Agent, there shall have been no material adverse change in the condition (financial or otherwise), business, operations, performance, prospects or assets of the Borrower, the Guarantors and their respective Subsidiaries taken as a whole since the date of the financial statements for the Fiscal Quarter ended June 30, 1998.

               (iv) The Lenders shall have received satisfactory affirmation, in their sole judgment exercised reasonably, of Reunion's and the Borrower's ability to benefit from existing net operating losses in a manner consistent with management's projected plan for same, as previously disclosed to Lenders.

               (v) Each Lender shall be satisfied, in its sole judgment exercised reasonably, with the corporate, capital, legal and management structure of the Borrower, the Guarantors and their respective Subsidiaries.

               (vi) All obligations of the Loan Parties in respect of Subordinated Indebtedness shall have been expressly subordinated to the Obligations pursuant to subordination provisions acceptable to the Agent and the Lenders.

               (vii) Reunion shall have paid to the Agent, for deposit in the Cash Collateral Account, cash in an amount equal to $437,500.

          (b)  Closing Documents.

               (i) This Agreement and each of the other Loan Documents, duly executed and delivered by each Loan Party thereto.

               (ii) Revolving Credit Notes to the order of each Lender duly executed by the Borrower.

               (iii) Term Notes to the order of each Lender duly executed by the Borrower.

               (iv) Resolutions of the board of directors of each Loan Party, as applicable, certified by the Secretary or Assistant Secretary of such Loan Party, as applicable, as of the Closing Date, to be duly adopted and in full force and effect on such date, authorizing (i) the consummation of each of the transactions contemplated by the Loan Documents and (ii) specific officers to execute and deliver this Agreement and the other Loan Documents.

               (v) A certificate of the chief financial officer of the Borrower, satisfactory in form and substance to the Agent and the Lenders, stating that all of the representations and warranties of the Borrower contained herein or in any of the Loan Documents are correct in all material respects on and as of the Closing Date as though made on and as of such date, and no event has occurred and is continuing, or would result from the making of the Revolving Credit Loans or the Term Loans or the incurrence of any obligation with respect to Letters of Credit, if made or incurred on the Closing Date, which constitutes or would constitute a Default or an Event of Default.

               (vi) Certificates of the Secretary or an Assistant Secretary of each Loan Party, as applicable, dated the Closing Date, as to the incumbency and signatures of the officers of such Loan Party executing this Agreement, the Promissory Notes and each of the other Loan Documents and any other certificate or other document to be delivered pursuant hereto or thereto, together with evidence of the incumbency of such Secretary or Assistant Secretary.

               (vii)  Evidence that the insurance policies provided for in
          Section 8.3(a) are in full force and effect, together with appropriate evidence showing a loss payable clause in favor of the Agent.

               (viii) Favorable opinions of counsels to the Loan Parties, in form and substance satisfactory to the Agent.

               (ix) Such mortgages and deeds of trust as the Agent may reasonably require to obtain first liens on the Real Estate.

               (x) In respect of each mortgage or deed of trust, a mortgagee's title policy or marked-up unconditional binder for such insurance. Each such policy shall (i) be in an amount satisfactory to the Agent;
          (ii) insure that the mortgage or deed of trust insured thereby creates a valid first lien on the property covered by such mortgage or deed of trust, free and clear of all defects and encumbrances except those acceptable to the Agent; (iii) name the Agent as the insured thereunder; and (iv) contain such endorsements and effective coverage as the Agent may reasonably request, including without limitation the revolving line of credit endorsement. The Agent shall also have received evidence that all premiums in respect of such policies have been paid and that all charges for mortgage recording taxes, if any, shall have been paid.

               (xi) Maps or plats of a perimeter or boundary of the site of each of the properties covered by the mortgages or deeds of trust in form and substance satisfactory to the Agent, dated a date satisfactory to the Agent and the relevant title insurance company and prepared by an independent professional licensed land surveyor satisfactory to the Agent and the relevant title insurance company.

               (xii) Charles E. Bradley, Sr. shall have executed and delivered to the Agent the Bradley Guaranty.

               (xiii) Stanwich Financial shall have executed and delivered to the Agent the Stanwich Financial Pledge Agreement, together with the original of the collateral pledged thereunder.

               (xiv) Reunion shall have executed and delivered to the Agent the Reunion Pledge Agreement, together with the original of the collateral pledged thereunder.

               (xv) Environmental audit reports on all of the Borrower's fee interests. The reports must (x) be satisfactory to the Agent and (y) not disclose or indicate any material liability (real or potential) stemming from the Borrower's premises, operations, waste disposal practices or waste disposal sites used by Borrower.

               (xvi) Appraisals on the Borrower's Equipment and Real Estate which appraisals shall be by an appraiser acceptable to the Agent.

               (xvii) Tax, judgment and Uniform Commercial Code searches satisfactory to the Agent for all locations presently occupied or used by the Borrower.

               (xviii) Any documents (including without limitation, financing statements) required to be filed in order to create, in favor of the Agent for the benefit of the Lenders, a first and exclusive perfected security interest in the Collateral with respect to which a security interest may be perfected by a filing under the U.C.C., to be filed in each office in each jurisdiction required in order to create in favor of the Agent a perfected Lien on the Collateral.

               (xix) Evidence satisfactory to the Agent of the (i) payment in full of all principal, interest and fees in respect of the Congress Financial Loan, and the termination of all obligations of any Loan Party thereunder, and (ii) termination of any and all security interests granted by any Loan Party in connection with the Congress Financial Loan.

                (xx) The Borrower shall have delivered to the Agent all information necessary for the Agent to issue wire transfer instructions on behalf of the Borrower for the initial and subsequent loans and/or advances to be made under this Agreement including, but not limited to, disbursement authorizations in form acceptable to the Agent.

               (xxi) After giving effect to all loans, advances and extensions of credit to be made on the Closing Date, the Borrower shall have an opening aggregate Availability of not less than the Minimum Availability.

               (xxii) The Borrower shall have established a system of bank accounts with respect to the collection of Accounts and the deposit of proceeds of Inventory as shall be acceptable to the Agent in all respects.

               (xxiii) The Borrower shall have provided any additional information and materials as the Lenders may reasonably request.

          4.2. Conditions to Each Revolving Credit Loan, Etc. It shall be a further condition to the funding of the initial Revolving Credit Loans, the Term Loans, each subsequent Revolving Credit Loan and the incurrence of any Obligation with respect to Other Letters of Credit that the following statements shall be true on the date of each such funding or incurrence:

          (a) All of the representations and warranties of the Loan Parties contained herein or in any of the other Loan Documents shall be true and correct in all material respects on and as of the Closing Date and the date of funding of each such Revolving Credit Loan or incurrence of any obligation with respect to Other Letters of Credit as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date and for changes therein permitted or contemplated by this Agreement.

          (b) No event shall have occurred and be continuing, or would result from the funding of any Revolving Credit Loan or the incurrence of any obligation with respect to Other Letters of Credit, which constitutes or would constitute a Default or an Event of Default.

          (c) The Borrower shall have delivered to the Agent the Cash Budget required by Section 7.1 for the period in which any Revolving Credit Loan or Term Loan is to be made or the obligations with respect to any Other Letter of Credit is to be incurred.

          (d) No lien pursuant to Section 412 of the Code or Section 4068 of ERISA shall have arisen and no notice of any such lien shall have been filed.

          (e) There shall exist no claim, action, suit, investigation, litigation or proceeding, pending in any court or before any arbitrator or Governmental Authority that relates to the Obligations or that the Agent or the Required Lenders shall determine in its or their absolute discretion has a reasonable likelihood of having a Material Adverse Effect or causing a Material Adverse Change.

          4.3. Representation and Confirmation. The acceptance by the Borrower of the proceeds of any Revolving Credit Loan or Term Loan or the issuance of any Other Letter of Credit shall be deemed to constitute, as of the date of such acceptance, (a) a representation and warranty by the Borrower that the applicable conditions in this Section 4 have been satisfied and (b) a confirmation by the Borrower of the granting and continuance of the Liens granted to the Agent for the benefit of the Lenders pursuant to this Agreement.

5.  COLLATERAL

          5.1. Security. (a) To induce the Lenders to make the Revolving Credit Loans, the Term Loans and to incur obligations with respect to Letters of Credit, the Borrower hereby grants to the Agent for the benefit of the Lenders as security for the Obligations a continuing first priority lien on and security interest (subject only to Permitted Purchase Money Liens) in and to all of the property and assets of the Borrower, real and personal, tangible and intangible, whether now owned or existing or hereafter acquired or arising, and regardless of where located, but excluding the Excluded Assets (hereinafter referred to as the "Collateral") including, but not limited to:

          (i)  all Accounts of the Borrower;

          (ii)  all Chattel Paper of the Borrower;

          (iii)  all Contracts of the Borrower;

          (iv)  all Documents of the Borrower;

          (v)  all Equipment of the Borrower;

          (vi)  all General Intangibles of the Borrower;

          (vii)  all Instruments of the Borrower;

          (viii) all Inventory of the Borrower;

          (ix)  all Leases to which the Borrower is a party;

          (x)  all Real Estate owned by the Borrower;

          (xi)  all Trademarks of the Borrower;

          (xii)  all Service Marks of the Borrower;

          (xiii)  all Pledged Collateral owned by the Borrower;

          (xiv)  all causes of action of the Borrower;

          (xv) each Local Account, the Concentration Account, the Operating Account and the Cash Collateral Account;

          (xvi) all other goods, real and personal property of the Borrower, whether tangible or intangible and whether now owned or hereafter acquired and wherever located;

          (xvii) to the extent not otherwise included, all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of each of the foregoing; and

          (xviii) to the extent not otherwise included, all monies and other property of any kind which is received by the Borrower in connection with refunds with respect to taxes, assessments and governmental charges imposed on the Borrower or any of their property or income.

          (b) In addition, as collateral security for the prompt and complete payment when due of the Obligations and in order to induce the Lenders as aforesaid, the Borrower hereby further grants to the Agent for the benefit of the Lenders a Lien on all property of the Borrower held by the Agent or any of the Lenders, including, without limitation, all property of every description, now or hereafter in the possession or custody of or in transit to the Agent or any of the Lenders for any purpose, including safekeeping, collection or pledge, for the account of the Borrower or as to which the Borrower may have any right or power.

          (c) The Borrower agrees that it will (i) cause each issuer of Pledged Shares owned by the Borrower or any Subsidiary of the Borrower not to issue any shares of stock or other securities in addition to or in substitution for the Pledged Shares, except with the written consent of the Agent, to the Borrower,
(ii) pledge, or cause its Subsidiary to pledge, hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all Additional Shares, and
(iii) promptly (and in any event within three Business Days after acquisition thereof) deliver to the Agent a Pledge Amendment, duly executed by the Borrower, in substantially the form of Exhibit D (a "Pledge Amendment"), in respect of such Additional Shares, together with all certificates or other instruments representing or evidencing the same. The Borrower hereby (i) authorizes the Agent to attach each Pledge Amendment to this Agreement, (ii) agrees that all Additional Shares listed on any Pledge Amendment delivered to the Agent shall for all purposes hereunder constitute Pledged Shares, and (iii) is deemed to have made, upon such delivery, the representations and warranties contained in this Agreement with respect to such Pledged Collateral.

          5.2. Rights of Lender; Limitations on Lenders' Obligations. (a) It is expressly agreed by the Borrower that, anything herein to the contrary notwithstanding, the Borrower shall remain liable under each of its Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder. Neither the Agent nor any of the Lenders shall have any obligation or liability under any Contract by reason of or arising out of this Agreement, the other Loan Documents, or the granting to the Agent for the benefit of the Lenders of a Lien therein or the receipt by the Agent or the Lenders of any payment relating to any Contract pursuant hereto, nor shall the Agent or any of the Lenders be required or obligated in any manner to perform or fulfill any of the obligations of the Borrower under or pursuant to any Contract, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

          (b) The Agent may at any time, upon the occurrence and during the continuation of any Default or Event of Default, after first notifying the Borrower of its intention to do so, notify Account Debtors, parties to the Contracts of the Borrower, obligors of Instruments of the Borrower and obligors in respect of Chattel Paper of the Borrower that the right, title and interest of the Borrower in and under such Accounts, such Contracts, such Instruments and such Chattel Paper have been assigned to the Agent for the benefit of the Lenders and that payments shall be made directly to the Agent. Upon the request of the Agent, the Borrower will so notify such Account Debtors, such parties to Contracts, obligors of such Instruments and obligors in respect of such Chattel Paper. During the continuation of a Default or an Event of Default, the Agent may in its own name or in the name of others communicate with such parties to such Accounts, such Contracts, such Instruments and such Chattel Paper to verify with such Persons to Agent's satisfaction the existence, amount and terms of any such Accounts, Contracts, Instruments or Chattel Paper.

          (c) The Borrower will, upon the creation of Accounts, execute and deliver to the Agent in such form and manner as the Agent may reasonably require, solely for the Agent's convenience in maintaining records of collateral, such confirmatory schedules of Accounts as the Agent may reasonably request, and such other appropriate reports designating, identifying and describing the Accounts as the Agent may reasonably require. In addition, upon the Agent's request the Borrower shall provide the Agent with copies of agreements with, or purchase orders from, the Borrower's customers, and copies of invoices to customers, proof of shipment or delivery and such other documentation and information relating to said Accounts and other Collateral as the Agent may reasonably require. Failure to provide the Agent with any of the foregoing shall in no way affect, diminish, modify or otherwise limit the Liens granted herein. The Borrower hereby authorizes the Agent to regard the Borrower's printed name or rubber stamp signature on assignment schedules or invoices as the equivalent of a manual signature by the Borrower's authorized officers or agents.

          (d) The Borrower hereby represents and warrants that: each of its Trade Accounts Receivable included in Eligible Accounts Receivable is based on an actual and bona fide sale and delivery of goods or rendition of services to customers, made by it in the ordinary course of its business; the goods and Inventory being sold and the Trade Accounts Receivable thereby created are its exclusive property and are not and shall not be subject to any Lien, consignment arrangement, encumbrance, security interest or financing statement whatsoever, other than the Permitted Encumbrances; the invoices evidencing such Trade Accounts Receivable are in its name; and its customers have accepted the goods or services, owe and are obligated to pay the full amounts stated in the invoices according to their terms, without dispute, offset, defense, counterclaim or contra, except for disputes and other matters arising in the ordinary course of business with respect to which it has complied with the notification requirements of Section 5.2(f) or to the extent not included in Eligible Accounts Receivable. The Borrower confirms to the Agent that any and all taxes or fees relating to its business, its sales, the Accounts or goods relating thereto, are its sole responsibility and that same will be paid by it when due and that none of said taxes or fees represent a Lien on or claim against the Accounts. The Borrower agrees to maintain such books and records regarding Accounts as the Agent may reasonably require, shall provide the Agent with reports thereon as required by Section 7.1 and agrees that such books and records will reflect the Agent's interest in the Accounts. All of the books and records of the Borrower will be available to the Agent at normal business hours, including any records handled or maintained for the Borrower by any other company or entity.

          (e) Until the Agent has advised the Borrower to the contrary after the occurrence of an Event of Default (unless and until such Event of Default is waived in writing by the Agent acting on the instructions of the Required Lenders), the Borrower may and will enforce, collect and receive all amounts owing on the Accounts for the Agent's and Lenders' benefit and on their behalf, but at the Borrower's expense; such privilege shall terminate automatically upon the institution by or against the Borrower of any proceeding under any bankruptcy or insolvency law or, at the election of the Agent, upon the occurrence of any other Event of Default and until such Event of Default is waived in writing by the Agent (acting on the instructions of the Required Lenders).

          (f) The Borrower agrees to notify the Agent promptly of any matters materially affecting the value, enforceability or collectability of any Account and of all material customer disputes, offsets, defenses, counterclaims, returns, rejections and all reclaimed or repossessed merchandise or goods. The Borrower agrees to issue credit memoranda promptly (with duplicates to the Agent upon request after the occurrence of an Event of Default) upon accepting returns or granting allowances, and may continue to do so until the Agent has notified the Borrower that an Event of Default has occurred (unless and until such Event of Default is waived writing by the Agent acting on the instructions of the Required Lenders) and that all future credits or allowances are to be made only after the Agent's prior written approval.

          (g) The Agent shall have the right to make test verifications of the Accounts and physical verifications of the Inventory in any manner and through any medium that it considers advisable, and the Borrower agrees to furnish all such assistance and information as the Agent may require in connection therewith.

          (h) The Borrower will keep and maintain the Equipment in good operating condition sufficient for the continuation of the business conducted by the Borrower on a basis consistent with past practices, and the Borrower will provide all maintenance and service and all repairs necessary for such purpose.

          5.3. Performance by the Lenders of Borrower's Obligations. If the Borrower fails to perform or comply with any of its agreements contained herein and the Agent, as provided for by the terms of this Agreement, shall perform or comply, or otherwise cause performance or compliance, with such agreement, the reasonable expenses of the Agent incurred in connection with such performance or compliance, together with interest thereon at the rate then in effect in respect of the Revolving Credit Loans, shall be payable by the Borrower to the Agent on demand and shall constitute Obligations secured by the Collateral.

          5.4. Limitation on Lenders' Duty in Respect of Collateral. Neither the Agent nor any of the Lenders shall have any duty as to any Collateral in its possession or control or in the possession or control of any of its agents or nominees of or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except that the Agent and the Lenders shall use reasonable care with respect to the Collateral in their possession or under their control. Upon request of the Borrower, the Lenders shall account for any moneys received by them in respect of any foreclosure on or disposition of the Collateral.

          5.5. Remedies, Rights Upon Default. (a) If any Event of Default shall occur and be continuing, the Agent may, and on the direction of the Required Lenders will, exercise in addition to all other rights and remedies granted to it in this Agreement and in any other Loan Document, all rights and remedies of a secured party under the U.C.C. Without limiting the generality of the foregoing, the Borrower expressly agrees that in any such event the Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Borrower or any other Person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the maximum extent permitted by the U.C.C. and other applicable law), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver the Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange or broker's board or at any of the Agent's offices or elsewhere at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Agent shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption the Borrower hereby releases. The Borrower further agrees, at the Agent's request, to assemble the Collateral and make it available at places which the Agent shall reasonably select, whether at the Borrower's premises or elsewhere. The Agent shall apply the proceeds of any such collection, recovery, receipt, appropriation, realization or sale (net of all expenses incurred by the Agent and the Lenders in connection therewith, including, without limitation, attorney's fees), to the Obligations in any order deemed appropriate by the Agent, the Borrower remaining liable for any deficiency remaining unpaid after such application, and only after so paying over such net proceeds and after the payment by the Agent of any other amount required by any provision of law, including section 9-504(1)(c) of the U.C.C., need the Agent account for the surplus, if any, to the Borrower. To the maximum extent permitted by applicable law, the Borrower waives all claims, damages, and demands against the Agent and the Lenders arising out of the repossession, retention or sale of the Collateral except such as arise out of the gross negligence or wilful misconduct of the Agent or the Lenders. The Borrower agrees that the Agent and the Lenders need not give more than ten (10) days' notice (which notification shall be deemed given when mailed or delivered on an overnight basis, postage prepaid, addressed to the Borrower at its address referred to in Section 13.9) of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters. The Borrower shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Obligations. The Borrower is also liable for the fees of any attorneys employed by the Agent and the Lenders to collect such deficiency.

          (b) In addition to the rights granted to the Agent and the Lenders under Section 5.5(a) above, the Agent may at any time transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, exercise the voting rights with respect thereto, collect and receive all cash dividends and other distributions made thereon and otherwise act with respect to the Pledged Collateral as though the Lenders were the outright owner thereof; provided, however, the Agent shall not have any duty to exercise any such right or to preserve the same and shall not be liable for any failure to do so or for any delay in doing so.

          (c) The Borrower agrees to pay all reasonable costs of the Agent and the Lenders, including, without limitation, attorneys' fees, incurred in connection with the enforcement of any of their rights and remedies hereunder.

          (d) The Borrower hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Agreement or any Collateral. In no event shall prior recourse to any Collateral be a prerequisite to the Agent's right to demand payment of any of the Obligations.

          5.6. Agent's Appointment as Attorney-in-Fact. (a) The Borrower hereby irrevocably constitutes and appoints the Agent and any officer or agent thereof, with full power of substitution, as their true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Borrower and in the name of the Borrower or in its own name, from time to time in the Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary and desirable to accomplish the purposes of this Agreement and the transactions contemplated hereby, and, without limiting the generality of the foregoing, hereby gives the Agent the power and right, on behalf of the Borrower, without notice to or assent by the Borrower to do the following:

          (i) to ask, demand, collect, receive and give acquittances and receipts for any and all moneys due and to become due under any Collateral and, in the name of the Borrower or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other Instruments for the payment of moneys due under any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Agent for the purpose of collecting any and all such moneys due under any Collateral whenever payable and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Agent for the purpose of collecting any and all such moneys due under any Collateral whenever payable;

          (ii) to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

          (iii) (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due, and to become due thereunder, directly to the Agent or as the Agent shall direct; (B) to receive payment of and receipt for any and all moneys, claims and other amounts due, and to become due at any time, in respect of or arising out of any Collateral; (C) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other documents constituting or relating to any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against the Borrower with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Agent may deem appropriate; (G) to license or, to the extent permitted by an applicable license, sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Trademark, throughout the world for such term or terms, on such conditions, and in such manner, as the Agent shall in its sole discretion determine; and (H) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at the Agent's option and the Borrower's expense, at any time, or from time to time, all acts and things which the Agent reasonably deems necessary to protect, preserve or realize upon the Collateral and the Agent's liens and security interests therein in order to effect the intent of this Agreement, all as fully and effectively as the Borrower might do.

          (b) The Borrower hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this Section 5.6 is a power coupled with an interest and shall be irrevocable until the Obligations are indefeasibly paid in full.

          (c) The powers conferred on the Agent hereunder are solely to protect the Agent's and the Lenders' interests in the Collateral and shall not impose any duty upon it or them to exercise any such powers. The Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor the Lenders nor any of their respective officers, directors, employees or agents shall be responsible to the Borrower for any act or failure to act, except for their own gross negligence or willful misconduct.

          (d) The Borrower also authorizes the Agent, at any time and from time to time, to (i) communicate in its own name with any party to any Contract with regard to the assignment of the right, title and interest of the Borrower in and under the Contracts hereunder and other matters relating thereto and (ii) execute any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

6.  REPRESENTATIONS AND WARRANTIES

          To induce the Lenders to make the Revolving Credit Loans and the Term Loans, and to incur obligations with respect to Letters of Credit as herein provided for, the Borrower and each Guarantor, as applicable, makes the following representations and warranties to the Lenders, each and all of which shall be true and correct as of the date of execution and delivery of this Agreement, and shall survive the execution and delivery of this Agreement:

          6.1. Corporate Existence; Compliance with Law. Each of the Borrower and Guarantors (i) is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation; (ii) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification (except for jurisdictions in which such failure so to qualify or to be in good standing would not have a Material Adverse Effect); (iii) has the requisite corporate power and authority and the legal right to own, pledge, mortgage or otherwise encumber and operate its properties, to lease the property it operates under lease, and to conduct its business as now, heretofore and proposed to be conducted; (iv) has all material licenses, permits, consents or approvals from or by, and has made all material filings with, and has given all material notices to, all governmental authorities having jurisdiction, to the extent required for such ownership, operation and conduct; (v) is in compliance with its certificate or articles of incorporation and by-laws; and (vi) is in compliance with all applicable provisions of law where the failure to comply would have a Material Adverse Effect.

          6.2. Executive Offices; Location of Collateral. The current location of each of the Borrower's and the Guarantors' executive offices and principal places of business, and the locations of all of the Collateral, are set forth on
Schedule 6.2.

          6.3. Corporate Power; Authorization; Enforceable Obligations. The execution, delivery and performance by each of the Borrower and the Guarantors of the Loan Documents and all instruments and documents to be delivered by the Borrower or the Guarantors hereunder, to the extent it is party thereto, and the creation of all Liens provided for herein and therein: (i) are within the corporate power of each of the

Borrower and each Guarantor; (ii) have been duly authorized by all necessary or proper corporate action; (iii) are not in contravention of any provision of the Borrower's or Guarantors' certificates or articles of incorporation or by-laws;
(iv) will not violate any law or regulation, or any order or decree of any court or governmental instrumentality; (v) will not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Borrower or either Guarantor is a party or by which the Borrower or either Guarantor or any of its property is bound; (vi) will not result in the creation or imposition of any Lien upon any of the property of the Borrower or either Guarantor other than those in favor of the Lenders, pursuant to the Loan Documents; and (vii) do not require the consent or approval of any governmental body, agency, authority or any other Person. Each of the Loan Documents has been duly executed and delivered for the benefit of or on behalf of the Borrower or a Guarantor and each constitutes a legal, valid and binding obligation of the Borrower or such Guarantor, enforceable against it in accordance with its terms.

          6.4. Ownership of Property; Liens. (a) The Borrower owns good and marketable fee simple title to all of the Real Estate described on Schedule 6.4(a)(i) hereto and the Borrower has good, valid and marketable leasehold interests in the Leases described in Schedule 6.4(a)(ii) hereto, and good and marketable title to, or valid leasehold interests in, all of its other properties and assets and none of the properties and assets of the Borrower, including, without limitation, the Real Estate and Leases, is subject to any Liens, except Permitted Encumbrances; and the Borrower has received all deeds, assignments, waivers, consents, non-disturbance and recognition or similar agreements, bills of sale and other documents, and duly effected all recordings, filings and other actions necessary to establish, protect and perfect the Borrower's right, title and interest in and to all such property except where the failure to have received such documents or effected such actions will not, in the aggregate, have a Material Adverse Effect.

          (b)  All real property owned or leased by the Borrower is set forth on
Schedule 6.4(b). The Borrower does not own any other Real Estate and is not lessee or lessor under any leases other than as set forth therein. Schedule 6.4(b) is true and correct in all material respects. Part one of Schedule 6.4(b) hereto sets forth all leases of real property held by the Borrower as lessee and part two of Schedule 6.4(b) sets forth all leases of real property held by the Borrower as lessor together with information regarding the commencement date, termination date, renewal options (if any) and annual base rents for the fiscal years 1998 and 1999. Each of such leases is valid and enforceable in accordance with its terms and is in full force and effect.

          (c) The Existing Liens do not secure obligations in a principal amount in excess of $958,000 in the aggregate.

          6.5. Labor Relations; Collective Bargaining Agreements. The Borrower is not engaged in any unfair labor practice that is reasonably likely to have a Material Adverse Effect. There is (i) no significant unfair labor practice complaint pending against the Borrower or, to the best knowledge of the Borrower, threatened against it, before the National Labor Relations Board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is now pending against the Borrower or, to the best knowledge of the Borrower, threatened against it, (ii) no significant strike, labor dispute, slowdown or stoppage is pending against the Borrower or, to the best knowledge of the Borrower, threatened against the Borrower, and (iii) to the best knowledge of the Borrower, no union representation question existing with respect to the employees of the Borrower, except (with respect to any matter specified in clause (i), (ii) or (iii) above, either individually or in the aggregate) such as would have no Material Adverse Effect.

          6.6. Other Ventures. Except as set forth in Schedule 6.6, the Borrower is not engaged in any joint venture or partnership with any other Person.

          6.7. Margin Regulations. The Borrower does not own any "margin security," as that term is defined in Regulation U of the Board, and the proceeds of the Revolving Credit Loans will be used only for the purposes contemplated hereunder. None of the Revolving Credit Loans will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the loans under this Agreement to be considered a "purpose credit" within the meaning of Regulations T, U or X of the Board. The Borrower will not take or permit any agent acting on its behalf to take any action which might cause this Agreement or any document or instrument delivered pursuant hereto to violate any regulation of the Board.

          6.8. Taxes. All federal, state, local and foreign tax returns, reports and statements required to be filed by the Borrower have been filed with the appropriate governmental agencies and all Charges and other impositions shown thereon to be due and payable have been paid prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpayment thereof, or any such fine, penalty, interest, late charge or loss has been paid, except where failure to make such filing or payment could not have a Material Adverse Effect. The Borrower has paid when due and payable all Charges required to be paid by it, except where failure to make such payment could not have a Material Adverse Effect. Proper and accurate amounts have been withheld by the Borrower from its employees for all periods in full and complete compliance with the tax, social security and unemployment withholding provisions of applicable federal, state, local and foreign law and such withholdings have been timely paid to the respective governmental agencies, except where failure to make such payment could not have a Material Adverse Effect. Schedule 6.8 sets forth those taxable years for which the Borrower's tax returns are currently being audited by the IRS or any other applicable Governmental Authority. The Borrower has not executed or filed with the IRS or any other Governmental Authority any agreement or other document extending, or having the effect of extending, the period for assessment or collection of any Charges. The Borrower has not filed a consent pursuant to Code Section 341(f) or agreed to have Code Section 341(f)(2) apply to any dispositions of subsection (f) assets (as such term is defined in Code
Section 341(f)(4)). None of the property owned by the Borrower is property which such company is required to treat as being owned by any other Person pursuant to the provisions of Code Section 168(f)(8) of the Internal Revenue Code of 1954, as amended, and in effect immediately prior to the enactment of the Tax Reform Act of 1986 or is "tax-exempt use property" within the meaning of Code Section 168(h). The Borrower has not agreed or been requested to make any adjustment under Code Section 481(a) by reason of a change in accounting method or otherwise. The Borrower is not a party to any written tax sharing agreement with a Person other than the Guarantors or a Subsidiary of the Borrower or a Guarantor.

          6.9. ERISA. (a) Schedule 6.9(a) separately identifies all Qualified Plans, all Title IV Plans, all Multiemployer Plans, all unfunded Pension Plans and all Welfare Benefit Plans that provide retiree benefits (other than continuation coverage provided pursuant to Section 4980B of the Code).

          (b) Each Qualified Plan has been determined by the IRS to qualify under Section 401 of the Code, and the trusts created thereunder have been determined to be exempt from tax under the provisions of Section 501 of the Code, and to the best knowledge of the Borrower nothing has occurred which would cause the loss of such qualification or tax-exempt status.

          (c) Except as set forth on Schedule 6.9(c), each Plan is in compliance in all material respects with applicable provisions of ERISA and the Code, including, without limitation, the filing of reports required under ERISA or the Code which are true and correct in all material respects as of the date filed, and with respect to each Plan other than a Qualified Plan, all required contributions and benefits have been paid in accordance with the provisions of each such Plan.

          (d) Neither the Borrower nor any ERISA Affiliate, with respect to any Qualified Plan, has failed to make any contribution or pay any amount due as required by Section 412 of the Code or Section 302 of ERISA or the terms of any such Qualified

Plan.

          (e) The Unfunded Pension Liability, in the aggregate, for all Title IV Plans does not exceed the amount reflected in the Borrower's financial statements delivered to the Agent and the Lenders.

          (f) Except as set forth on Schedule 6.9(g), there has been no, nor is there reasonably expected to occur, any ERISA Event or event described in
Section 4068 of ERISA with respect to any Title IV Plan which would result in liability in excess of $250,000.

          (g) Except as set forth on Schedule 6.9(h), there are no pending or, to the knowledge of the Borrower, threatened claims, actions or lawsuits (other than claims for benefits in the normal course), asserted or instituted against
(i) any Plan or any Qualified Plan or the assets of any such Plan, (ii) any fiduciary with respect to any Plan or Qualified Plan or (iii) the Borrower with respect to any Plan or Qualified Plan which would result in a liability in an amount which would have a Material Adverse Effect.

          (h) Neither the Borrower nor any ERISA Affiliate has incurred or has any reasonable likelihood of incurring any Withdrawal Liability under Section 4201 of ERISA as a result of a complete or partial withdrawal from a Multiemployer Plan (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in any such liability).

          (i) Within the last five years neither the Borrower nor any ERISA Affiliate has engaged in a transaction which resulted in a Title IV Plan with Unfunded Pension Liabilities being transferred outside of the "controlled group" (within the meaning of Section 4001(a)(14) of ERISA) of any such entity.

          (j) Except as set forth on Schedule 6.9(k), no Welfare Benefit Plan provides for continuing benefits or coverage for any participant or any beneficiary of a participant after such participant's termination of employment (except as may be required by Section 4980B of the Code and at the sole expense of the participant or the beneficiary of the participant) which would result in a liability in an amount which would have a Material Adverse Effect. The Borrower and each ERISA Affiliate has complied with the notice and continuation coverage requirements of Section 4980B of the Code and the regulations thereunder, except for non-compliances which in the aggregate would have no Material Adverse Effect.

          (k) The Borrower has not engaged in a prohibited transaction, as defined in Section 4975 of the Code or Section 406 of ERISA, in connection with any Plan, which would subject or has any reasonable likelihood of subjecting the Borrower (after giving effect to any exemption) to a material tax on prohibited transactions imposed by Section 4975 of the Code or any other material liability.

          (l) Neither the Borrower nor any ERISA Affiliate has any liability under any terminated "employee benefit plan", as defined in Section 3(3) of ERISA, of any related or unrelated entity.

          (m) The present value of the liability, if any, with respect to all unfunded Pension Plans of the Borrower is reflected on the most recent audited financial statements delivered to the Lenders pursuant to this Agreement.

          6.10. Brokers. No broker or finder acting on behalf of the Borrower brought about the obtaining, making or closing of the loans contemplated by this Agreement and the Borrower has no obligation to any Person in respect of any finder's or brokerage fees in connection with the loans or other transactions contemplated by this Agreement.

          6.11. Intellectual Property. The Borrower owns or licenses or otherwise has the right to use all material licenses, permits, Patents, Patent applications, Trademarks, Trademark applications, Service Marks, trade names, copyrights, copyright applications, franchises, authorizations and other intellectual property rights that are necessary for the operations of its businesses, without infringement upon or conflict with the rights of any other Person with respect thereto, including, without limitation, all trade names associated with products of the Borrower. To the best knowledge of the Borrower, no slogan or other advertising device, product, process, method, substance, part or component, or other material now employed, or now contemplated to be employed, by the Borrower or any of its Subsidiaries infringes upon or conflicts with any rights owned by any other Person, and no claim or litigation regarding any of the foregoing is pending or threatened.

          6.12. Full Disclosure. No representation or warranty made by any Loan Party in this Agreement or any other Loan Document is inaccurate or misleading in any material respect and none contains any material misstatement of fact or omits to state a material fact or any fact necessary to make the statements contained herein or therein not misleading. To the extent the Borrower furnishes any projections of the financial position and results of operations of the Borrower for, or as at the end of, certain future periods, such projections were believed at the time furnished to be reasonable, have been or will have been prepared on a reasonable basis and in good faith by the Borrower, and have been or will be based on assumptions believed by the Borrower to be reasonable at the time made and upon the best information then reasonably available to the Borrower.

There is no fact materially adversely affecting the condition or operations, financial or otherwise, of the business or prospects of the Borrower which has not been set forth in a footnote included in the financial statements previously delivered to the Agent and the Lenders, in a Schedule hereto or in any other written information delivered to the Agent prior to the Closing Date.

          6.13. Environmental Matters. Except as disclosed in Schedule 6.13, none of the operations of the Borrower is the subject of any federal, state or local investigation by or before any Governmental Authority to determine whether any Remedial Action is needed to address the presence or disposal of a Hazardous Material or a Release or threatened Release, (ii) to the knowledge of Borrower, the Borrower does not have any contingent liability in connection with any Release, which could reasonably be expected to result in the Borrower incurring material Environmental Costs and Liabilities, (iii) the operations of the Borrower are in compliance in all material respects with all Environmental Laws except for such noncompliance that could not reasonably be expected to result in the Borrower incurring material Environmental Liabilities and Costs; (iv) there has been no Release at any of the properties owned or operated by the Borrower during such ownership or operation, or, to the knowledge of Borrower, during the ownership or operation thereof by any predecessor in interest or title, or to the knowledge of Borrower, at any disposal or treatment facility which received Hazardous Materials generated by the Borrower, which in each case is reasonably likely to result in the Borrower incurring material Environmental Liabilities and Costs; (v) no Environmental Actions are pending or, to the knowledge, of Borrower, threatened against the Borrower or, to the knowledge of Borrower, any entity for which the Borrower has assumed liability either by contract or operation of law which, if adversely determined, could reasonably be expected to result in the Borrower incurring material Environmental Liabilities and Costs;
(vi) the Borrower has obtained all permits, approvals, authorizations and licenses required by Environmental Laws necessary for their operations, and all such permits, approvals, authorizations and licenses are in effect and the Borrower is in compliance with all terms and conditions of such permits, approvals, authorizations and licenses except where failure to obtain or comply could not result in material Environmental Liabilities and Costs; and (vii) the Borrower has not received any written notice that it is or could potentially be liable under Environmental Laws as a result of Borrower or any entity for which Borrower has assumed liability either by contract or operation of law arranging for the disposal of or treatment of Hazardous Materials at facilities neither owned nor operated by Borrower, and to the knowledge of Borrower no Environmental Actions have been asserted against facilities that may have received Hazardous Materials generated by the Borrower which, if adversely determined, are reasonably likely to result in the Borrower incurring material Environmental Liabilities and Costs.

          6.14. Subsidiaries. Set forth on Schedule 6.14 is a complete and accurate list showing, as of the date hereof, all direct and indirect Subsidiaries of the Borrower and, as to each such Subsidiary, the jurisdiction of its incorporation, the number of shares of each class of stock authorized, the number outstanding on the date hereof and the percentage of the outstanding shares of each such class owned (directly or indirectly) by the Borrower or such Subsidiary's shareholders. No stock of any Subsidiary of the Borrower is subject to any outstanding option, warrant, right of conversion or purchase or any similar right, except for the Option Agreement, dated September 25, 1997, among Paul Walsh, Donal Lawlor, Brendan Murtagh, DPL Acquisition Corp. and Data Packaging Holdings Limited. All of the outstanding capital stock of each such Subsidiary has been validly issued, is fully paid and non-assessable and is owned by the Borrower, free and clear of all Liens except for Liens created in favor of the Agent for the benefit of the Lenders under the Loan Documents.

          6.15. Litigation. Except as set forth on Schedule 6.15 hereto, there is no (i) litigation, investigation or proceeding (judicial or administrative) pending or threatened against the Borrower or any Subsidiary of the Borrower or its respective assets, by any agency, division or department of any county, city, state or federal government arising out of this Agreement, (ii) injunction, writ or restraining order restraining or prohibiting the consummation of the financing arrangements contemplated under this Agreement or
(iii) to the best knowledge of the Borrower, suit, action, investigation or proceeding (judicial or administrative) pending or threatened against the Borrower or any Subsidiary of the Borrower or their respective assets, which, if adversely determined, would have a Material Adverse Effect.

          6.16. Liens. The Liens granted under this Agreement and the other Loan Documents constitute and shall at all times constitute perfected, first priority Liens on the Collateral, which are subject to no other Liens other than Permitted Encumbrances, and the Borrower is the sole and absolute owner of the Collateral with full right to pledge, sell, consign, transfer and create Liens therein. No person has any right of first refusal, option or other preferential right to purchase any Collateral. The Borrower has good and marketable title or a valid leasehold interest in all of its properties and assets, free and clear of all Liens except Permitted Encumbrances.

          6.17.  Holding Company and Investment Company Acts. No Loan Party is a
(i) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Borrower Act of 1935, as amended, or (ii) an "investment company" or an "affiliated person" or "promoter" of, or "principal underwriter" of or for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended. The making of the Revolving Credit Loans, the application of the proceeds and repayment thereof by the Borrower and the consummation of the transactions contemplated by this

Agreement and the other Loan Documents will not violate any provision of such Act or any rule, regulation or order issued by the Securities and Exchange Commission thereunder.

          6.18. Permits, Etc. The Borrower has all material permits, material licenses, authorizations and material approvals required for it lawfully to own and operate its business.

          6.19. Schedules. All of the information which is required to be scheduled to this Agreement is set forth on the Schedules attached hereto, is correct and accurate and does not omit to state any information material thereto.

          6.20. Insurance. The Borrower keeps its properties adequately insured and maintains (i) insurance to such extent and against such risks, including fire, as is customary with companies in the same or similar businesses, (ii) workmen's compensation insurance in the amount required by applicable law, (iii) public liability insurance in the amount customary with companies in the same or similar business against claims for personal injury or death on properties owned, occupied or controlled by it, and (iv) such other insurance as may be required by law or by the Loan Documents. Schedule 6.20 hereto sets forth a list of all insurance maintained by the Borrower on the Closing Date.

          6.21. Financial Accounting Practices, Etc. (a) The Borrower makes and keeps books, records and accounts which, in reasonable detail, accurately and fairly reflect their respective transactions and dispositions of their respective assets and maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization, and (ii) transactions are recorded as necessary (A) to permit preparation of financial statements in conformity with GAAP except as previously disclosed to the Agent and (B) to maintain accountability for assets.

          (b) The Borrower maintains a system of internal procedures and controls sufficient to provide reasonable assurance that the information required to be set forth in each request made by the Borrower pursuant to
Section 2 hereof (including, without limitation, information relating to the identification of assets which are Inventory and the valuation thereof) is accurate.

          6.22. Bank Accounts. Schedule 6.22 sets forth a complete and accurate list as of the Closing Date of all deposit and other accounts, maintained by the Borrower together with a description thereof (i.e. the bank at which such deposit or other account is maintained and the account number and the purpose thereof).

          6.23.  Y2K Compliance. Except as disclosed on Schedule 6.23, the
Borrower:

          (a) has reviewed the areas within its operations and the operations of its Subsidiaries that utilize computers;

          (b) has completed the development of a program for testing whether all computer systems necessary for the current operation of its business and the business of its Subsidiaries taken as a whole are Y2K Compliant;

          (c) has tested all such computer systems for Y2K compliance and furnished to the Agent a written report of the results thereof;

          (d) has developed a written course of action to make all the computer systems utilized by it or any of its Subsidiaries and necessary for the business of the Borrower and its Subsidiaries taken as a whole Y2K Compliant and furnished to the Agent a copy thereof;

          (e) has identified all the changes, modifications and corrections indicated in the course of action referred to in clause (d) above;

          (f) has identified those of its customers, suppliers and others who are material to its business and that of its Subsidiaries taken as a whole or with whom it electronically transmits or receives data and inquired of them as to whether the computer systems utilized by such customers, suppliers and others and necessary for their operations are Y2K Compliant, and summarized the results of such inquiries in a written report, a copy of which it has furnished to the Agent;

          (g) has tested each computer system necessary to the business of the Borrower and its Subsidiaries taken as a whole interfacing with customers, suppliers and others identified pursuant to clause (f) above;

          (h) has implemented all the changes, modifications and corrections required by the tests referred to in clause (g) above;

          (i) has developed a written contingency plan for action to be taken in the event that any of the computer systems utilized by it in its business and the business of its Subsidiaries or by the customers, suppliers and others identified pursuant to clause (f) above and necessary for their operations is not Y2K Compliant; and

          (j) has no reason to believe and does not believe that it will be unable to complete the testing or make the modifications not yet completed that are shown on Schedule 6.23 or implement any contingency plan referred to in clause (i) above except for any inability that will not have a Material Adverse Effect.

          6.24. Use of Proceeds. The proceeds of the Revolving Credit Loans, the Term Loans and the Letters of Credit are being used by the Borrower solely as permitted in Section 2.7.

7.  REPORTING REQUIREMENTS

          7.1. Reports and Notices. The Borrower covenants and agrees that from and after the Closing Date and until the payment in full of all the Obligations:

          (a) unless the Agent shall have otherwise consented in writing, the Borrower will furnish to the Agent and each Lender, within one hundred and five
(105) days after the end of each Fiscal Year of the Borrower, Consolidated Financial Statements as at the close of such year, audited by independent public accountants selected by the Borrower and satisfactory to the Agent and an unaudited Consolidating Balance Sheet and consolidating statements of profit and loss, cash flow and surplus of Reunion and the Borrower and all Subsidiaries of each as at the close of such year; within forty five (45) days after the end of each Fiscal Quarter Consolidated Financial Statements and Consolidating Balance Sheet as at the end of such period and consolidating statements of profit and loss, cash flow and surplus of Reunion and the Borrower and all Subsidiaries of each; and within thirty-five (35) days after the end of each of the first two
(2) months of each Fiscal Quarter Consolidated Financial Statements and Consolidating Balance Sheet and consolidating statements of profit and loss, cash flow and surplus of Reunion and the Borrower and all Subsidiaries of each as at the end of such month; and from time to time, such further information regarding the business affairs and financial condition of Reunion and the Borrower and any Subsidiaries thereof as the Agent may reasonably request, including, without limitation, (i) the accountant's management practice letter and (ii) annual cash flow projections in form satisfactory to the Agent. Each financial statement which the Borrower is required to submit hereunder must be accompanied by an officer's certificate, signed by the President, Chief Financial Officer, Vice President, Controller, Treasurer or Assistant Treasurer of the Borrower and Reunion, respectively, pursuant to

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

which any such officer or officers must certify that: (i) the financial statement(s) fairly and accurately represent(s) Reunion and the Borrower's financial condition at the end of the particular accounting period, as well as Reunion and the Borrower's operating results during such accounting period, subject to year-end audit adjustments; (ii) during the particular accounting period: (x) there has been no Default or Event of Default under this Agreement; provided, however, that if any such officer has knowledge that any Default or Event of Default has occurred during such period, the existence of and a detailed description of same shall be set forth in such officer's certificate; and (y) the Borrower has not received any notice of cancellation with respect to property insurance policies; and (iii) the exhibits attached to such financial statement(s) include detailed calculations showing compliance with all financial covenants contained in this Agreement;

          (b) to provide the Agent, daily, reports showing the status of Accounts of the Borrower as reflected in the books and records of the Borrower;

          (c) to provide the Agent, within one hundred and five (105) days after the end of each Fiscal Year of the Borrower, reports (each, a "Cash Budget") showing the status of Accounts of the Borrower as reflected in the books and records of the Borrower as of the end of such Fiscal Year, and an estimate of disbursements for the ensuing Fiscal Year. Such reports shall be updated by the Borrower within forty-five (45) days after the end of each Fiscal Quarter of the Borrower;

          (d) to provide the Agent within fifteen (15) days of the end of each month with (i) a report showing Eligible Inventory and ineligible Inventory as of the close of business on the last day of the immediately preceding month; and
(ii) a report showing aging Trade Accounts Receivable as of the last day of the immediately preceding month. Each such report shall be accompanied by an officer's certificate, signed by an Executive Officer of the Borrower, certifying such report as being complete and correct in all respects;

          (e)  to furnish the Agent (i) promptly and in any event within ten
(10) days after the Borrower, any of its Subsidiaries or any ERISA Affiliate knows or has reason to know that any ERISA Event has occurred, and (ii) promptly and in any event within thirty (30) days after the Borrower, any of its Subsidiaries or any ERISA Affiliate knows or has reason to know that a request for a minimum funding waiver under Section 412 of the Code has been filed with respect to any Qualified Plan, a written statement of the chief financial officer or other appropriate officer of the Borrower describing such ERISA Event or waiver request and the action, if any, which the Borrower, its Subsidiaries and ERISA Affiliates propose to take with respect thereto and a copy of any notice filed with the PBGC or the IRS pertaining thereto;

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

          (f) to furnish the Agent promptly and in any event within ten (10) days after receipt thereof, a copy of any correspondence the Borrower, any of its Subsidiaries or any ERISA Affiliate receives from the plan sponsor (as defined by Section 4001 (a)(10) of ERISA) of any Multiemployer Plan concerning potential withdrawal liability of the Borrower, its Subsidiaries and ERISA Affiliates in excess of $100,000 in the aggregate, or notice of any reorganization with respect to any Multiemployer Plan, together with a written statement of the chief financial officer or other appropriate officer of the Borrower of the action which the Borrower, its Subsidiaries and ERISA Affiliates propose to take with respect thereto; and

          (g) to provide any other financial reports, financial statements or any other related information provided to any other creditor or interested party or which may be reasonably requested by the Agent.

8.  AFFIRMATIVE COVENANTS

          Each of the Borrower and each Guarantor, as applicable, covenants and agrees that, unless the Required Lenders shall otherwise consent in writing, from and after the Closing Date and until the payment in full of all the
Obligations:

          8.1. Books and Records; Access. The Borrower agrees to maintain books and records pertaining to the Collateral and its business in such detail, form and scope as the Agent shall reasonably require. The Borrower agrees to afford the Agent prior written notice of any change in the location of any Collateral, other than shipments of Inventory in the ordinary course of business to locations of which the Agent has previously been advised in writing. The Borrower agrees to advise the Agent promptly, in sufficient detail, of any material adverse change relating to the type, quantity or quality of the Collateral or on the security interests granted to the Agent therein. The Borrower and each Guarantor shall permit each Lender and the Agent and any of its officers, employees and/or agents, as frequently as such Lender or the Agent determines to be appropriate, during normal business hours (or at such other times as may reasonably be requested by such Lender or the Agent), to inspect the Collateral, properties and facilities of the Borrower and each Guarantor and to inspect, audit and make extracts from each of the Borrower's and each Guarantor's records, files and books of account. The Borrower and each Guarantor shall deliver any document or instrument reasonably necessary to obtain records from any service bureau maintaining records for the Borrower or a Guarantor and shall maintain duplicate records or supporting documentation on media, including, without limitation, computer tapes and discs owned by the Borrower or a Guarantor. The Borrower and each Guarantor shall instruct their banking and other financial institutions to make available to any Lender such information and records as such Lender through the Agent may reasonably request.

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

          8.2. Collateral. (a) The Borrower agrees to: execute and deliver to the Agent, from time to time, solely for the Agent's convenience in maintaining a record of the Collateral, such written statements and schedules as the Agent may reasonably require, designating, identifying or describing the Collateral pledged to the Agent hereunder. The Borrower's failure, however, to promptly give the Agent such statements or schedules shall not affect, diminish, modify or otherwise limit the Agent's security interests in the Collateral.

          (b) The Borrower and each Guarantor agree to comply with the requirements of all federal law in order to grant to the Agent valid and perfected first security interests in the Collateral. To the extent permitted by law, the Agent is hereby authorized by the Borrower and each Guarantor to file any financing statements covering the Collateral whether or not the Borrower's or a Guarantor's signature appears thereon. The Agent agrees to provide to the Borrower, promptly upon filing, a copy of any financing statement covering the Collateral so filed by the Agent without the Borrower's or a Guarantor's signature appearing thereon. The Borrower and each Guarantor agree to do whatever the Agent may reasonably request in order to effect the purposes of this Agreement.

          8.3. Insurance. (a) The Borrower agrees to maintain insurance on the Real Estate, Equipment and Inventory under such policies of insurance, with such insurance companies, in such reasonable amounts and covering such insurable risks as are at all times reasonably satisfactory to the Agent. All policies covering the Equipment and Inventory are, subject to the rights of any holders of Permitted Encumbrances holding claims senior to the Agent, to be made payable to the Agent for the benefit of the Lenders, in case of loss, under a standard non-contributory "lender" or "secured party" clause and are to contain such other provisions as the Agent may require to fully protect the Agent's interest in the Inventory and Equipment and to any payments to be made under such policies. All original policies or true copies thereof are to be delivered to the Agent, premium prepaid, with the loss payable endorsement in the Agent's favor, and shall provide for not less than thirty (30) days' prior written notice to the Agent of the exercise of any right of cancellation. At the Borrower's request, or if the Borrower fails to maintain such insurance, the Agent may arrange for such insurance, but at the Borrower's expense and without any responsibility on the Agent's part for: obtaining the insurance, the solvency of the insurance companies, the adequacy of the coverage, or the collection of claims. During the continuance of an Event of Default the Agent shall, subject to the rights of any holders of Permitted Encumbrances holding claims senior to the Agent, have the sole right, in the name of the Agent or the Borrower, to file claims under any insurance policies, to receive, receipt and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases,

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

assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies.

          (b)(i) In the event of any loss or damage by fire or other casualty, the Borrower shall prepay the Revolving Credit Loans in an amount equal to all insurance proceeds relating to Inventory received.

          (ii) In the event any part of the Borrower's fixed assets is damaged by fire or other casualty, the Borrower shall apply all insurance proceeds received on account of such damage or other casualty as Asset Sale Proceeds unless the Agent otherwise determines; provided, however, that if such insurance proceeds are in an amount less than $1,000,000, then the Borrower may elect not to treat such proceeds as Asset Sale Proceeds but use them to restore or repair the damaged fixed assets.

          8.4. Charges. The Borrower agrees to pay, when due, all Charges lawfully levied or assessed upon the Borrower or the Collateral and if such Charges remain unpaid after the date fixed for the payment thereof, unless such Charges are being diligently contested in good-faith by the Borrower by appropriate proceedings, or if any Lien shall be claimed thereunder (a) for Charges due the United States of America or (b) which in the Agent's opinion might create a valid obligation having priority over the rights granted to the Agent herein, the Agent may, on the Borrower's behalf, pay such Charges, and the amount thereof shall be an Obligation secured hereby and due to the Agent on demand.

          8.5. Compliance with Law. The Borrower: (a) agrees to comply with all acts, rules, regulations and orders of any legislative, administrative or judicial body or official, with which the failure to comply would have a material and adverse impact on the Collateral, or any material part thereof, or on the operation of the Borrower's business; provided, however, that the Borrower may contest any acts, rules, regulations, orders and directions of such bodies or officials in any reasonable manner which will not, in the Agent's reasonable opinion, materially and adversely affect the Agent's rights or priority in the Collateral; and (b) agrees to comply with all Environmental Laws, applicable to the ownership and/or use of its real property and operation of its business, which the failure to comply with would have a material and adverse impact on the Collateral, or any material part thereof, or on the operation of the business of the Borrower. Notwithstanding the foregoing, the Borrower shall not be deemed to have breached any provision of this Section 8.5 if (i) the failure to comply with the requirements of this Section 8.5 resulted from good-faith error or innocent omission, (ii) the Borrower promptly commences and diligently pursues a cure of such breach and (iii) such failure is cured within fifteen (15) Business Days following the Borrower's receipt of notice of such failure.

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

          8.6. Indemnification. The Borrower hereby indemnifies the Agent and the Lenders and agrees to defend and hold the Agent and the Lenders harmless from and against any and all loss, damage, claim, liability, injury or expense (collectively, "Losses") which the Agent and/or the Lenders may sustain or incur (other than as a result of actions of the Agent and/or the Lenders) by reason of this Agreement, or the extension of credit hereunder in connection with: any claim or expense asserted against the Agent and/or the Lenders under or pursuant to any Environmental Laws as a result of any Hazardous Material on, at or under, or environmental clean-up of any real property owned, operated or leased by the Borrower; or any claim or expense asserted against the Agent and/or the Lenders under any Environmental Law which results from the Borrower's operations (including, but not limited to, the Borrower's off-site disposal practices); and the Borrower further agrees that this indemnification shall survive termination of this Agreement as well as the payment of all Obligations or amounts payable hereunder; provided, Borrower shall have no obligation hereunder for Losses relating to Hazardous Materials that are first used, stored, Released or located on such real property after the property is transferred to the Agent or Lenders by foreclosure sale, deed in lieu of foreclosure or similar transfer unless actually caused by the Borrower.

          8.7. Cash Management. (a) Asset Sale Proceeds. The Borrower shall cause all cash, checks, notes, drafts or other similar items of payment relating to or constituting Asset Sale Proceeds to be deposited and, when collected, to be transferred, via wire transfer in immediately available funds, to a bank account in the name of and selected by the Agent (the "Concentration Account"). The Concentration Account shall be a cash collateral account, with all cash, checks and other similar items of payment in such account securing payment of the Obligations and the Borrower hereby grants to the Agent for the benefit of the Lenders a Lien therein.

          (b) Net Proceeds of Other Collateral. The Borrower shall deposit on the date of receipt thereof or cause to be deposited directly all cash, checks, notes, drafts or other similar items of payment relating to or constituting proceeds derived from the sale of any Collateral, payments made by the Borrower's Account Debtors in respect of Accounts, and any other similar payments in one of the local bank accounts listed on Schedule 8.7(b) of this Agreement (the "Local Accounts"); provided, however, that all funds in the Local Accounts shall at all times be pledged to the Agent for the benefit of the Lenders pursuant to appropriate blocked account arrangements with the banks in which the Local Accounts are maintained. All amounts deposited in the Local Accounts shall, when collected, be deposited via wire transfer, in immediately available funds, into the Concentration Account. The Local Accounts shall be cash collateral accounts, with all cash, checks and other similar items of payment in such accounts being Collateral and securing payment of the Obligations.

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

          (c) Concentration Account. All amounts deposited in the Concentration Account shall, within one Business Day after such amounts are so deposited and credited, in immediately available funds, to such account, be applied by the Lenders against the outstanding balance of the Obligations in accordance with Section 2.5; provided, however, that if no Event of Default has occurred and is continuing and there are no Obligations other than Term Loans then outstanding, the Agent shall transfer once each Business Day all available cash in the Concentration Account to an operating account specified by the Borrower.

          (d) Operating Account. The Borrower may maintain in its name an account acceptable to the Agent (the "Operating Account") into which the Agent shall, from time to time, deposit proceeds of Revolving Credit Loans. The Operating Account shall be a cash collateral account, with all cash, checks and other similar items of payment in such account being Collateral and securing payment of the Obligations and the Borrower hereby grants the Agent on behalf of the Lenders a Lien therein.

          8.8. Interest Expense Coverage Ratio. The Borrower shall maintain at all times a ratio of (a) EBIT to (b) Adjusted Net Interest Expense of at least the amount set forth below for the applicable period:

     (a)   3.00 to 1 for the Fiscal Quarter ending December 31, 1998;
     (b)   3.00 to 1 for the two Fiscal Quarters ending December 31, 1998;
     (c)   2.90 to 1 for the two Fiscal Quarters ending March 31, 1999;
     (d)   2.90 to 1 for the three Fiscal Quarters ending June 30, 1999;
     (e)   2.90 to 1 for the four Fiscal Quarters ending September 30, 1999; and
     (f) 2.90 to 1 for the four Fiscal Quarters ending December 31, 1999 and for each trailing four Fiscal Quarter period thereafter, measured as of the end of each Fiscal Quarter.


          8.9. EBITDA. The Borrower shall maintain EBITDA of not less than the amount set forth below for the applicable period:


     (a)  $2,100,000 for the Fiscal Quarter ending December 31, 1998;
     (b)  $4,400,000 for the two Fiscal Quarters ending December 31, 1998;
     (c)  $4,200,000 for the two Fiscal Quarters ending March 31, 1999;
     (d)  $6,300,000 for the three Fiscal Quarters ending June 30, 1999;
     (e)  $8,400,000 for the four Fiscal Quarters ending September 30, 1999; and
     (f) $8,400,000 for the four Fiscal Quarters ending December 31, 1999 and each trailing four Fiscal Quarter period thereafter, measured as of the end of each Fiscal Quarter.

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

          8.10. Capital Expenditures. Without the prior written consent of the Agent (acting on the instructions of the Required Lenders), the Borrower shall not make aggregate payments in respect of Capital Expenditures in any Fiscal Year in excess of the sum of (a) $5,000,000, plus (b) fifty percent (50%) of Excess Cash Flow for the prior Fiscal Year, plus (c) to the extent that actual Capital Expenditures for the prior Fiscal Year were less than $5,000,000 for such Fiscal Year (without giving effect to the carryover permitted by this subclause (c)), the difference between $5,000,000 and such actual Capital Expenditures.

          8.11. Insurance. The Borrower shall maintain a primary product liability insurance policy in the amount of $2,000,000 and an umbrella insurance policy in the amount of $25,000,000, or in such other amounts as the Agent may reasonably require.

          8.12. Environmental Expenditures. The Borrower agrees to advise the Agent in writing of: (a) all expenditures (actual or anticipated) in excess of $100,000 per site for (i) environmental clean-up, (ii) environmental compliance or (iii) environmental testing; (b) the impact of said expenses on the Borrower's working capital; and (c) any written notices the Borrower receives from any local, state or federal authority or Person advising the Borrower of any environmental liability (real or potential) arising from the Borrower's operations, its ownership or operation of any real property, or its waste disposal practices or the waste disposal sites used by the Borrower, which could reasonably be expected to result in Borrower incurring Environmental Costs and Liabilities in excess of $25,000 individually or $100,000 in the aggregate in any calendar year, and will provide the Agent with copies of all such notices if requested by the Agent.

          8.13. Ongoing Y2K Reports. The Borrower will certify to the Agent each quarter that the representation and warranty contained in Section 6.23 remains true and correct and, if exceptions were set forth on Schedule 6.23, the progress made during the preceding quarter with respect to the elimination thereof and will in any event eliminate the exceptions set forth on Schedule
6.23 by June 30, 1999.

          8.14. Subordinated Indebtedness. All obligations of the Loan Parties in respect of Subordinated Indebtedness shall be expressly subordinated to the Obligations pursuant to subordination provisions acceptable to the Agent and the Lenders.

          8.15. Application of Proceeds. The Borrower shall use the proceeds of the Revolving Credit Loans, Term Loans and Letters of Credit as provided in
Section 2.7.

          8.16. Additional Collateral. (a) To the extent legally possible, the Borrower shall deliver or cause to be delivered to the Agent promptly, and in any event within ninety (90) days of the Closing Date, the following:

          (i) a pledge agreement in form and substance satisfactory to the Agent, pursuant to which all issued and outstanding stock of each of Data Packaging Holdings Limited and Data Packaging Limited owned by any direct or indirect Subsidiary of the Borrower shall be pledged to the Agent for itself and the benefit of the Lenders, together with the original of the collateral pledged thereunder; and

          (ii) a favorable opinion of local counsel to the pledgors thereunder, in form and substance satisfactory to the Agent.

     (b) On or before April 16, 1999, Reunion shall pay to the Agent, for deposit in the Cash Collateral Account, cash in an amount equal to $437,500. Such amount, in addition to the amount deposited by Reunion pursuant to Section 4.1(a)(vii) hereof, shall be returned to Reunion promptly after the Appeal Letter of Credit is no longer outstanding and all Obligations of the Borrower in respect of the Appeal Letter of Credit have been paid in full, provided no Default or Event of Default has occurred and is then continuing.

9.  NEGATIVE COVENANTS

     Each of the Borrower and Reunion, as applicable, agrees that, without the prior written consent of the Required Lenders, until payment in full of all the
Obligations:


          9.1. Liens. The Borrower will not mortgage, assign, pledge, transfer or otherwise permit any Lien to exist on any of its assets or goods, whether real, personal or mixed, whether now owned or hereafter acquired, except for Permitted Encumbrances.

          9.2. Indebtedness. The Borrower will not incur or create any Indebtedness other than the Permitted Indebtedness.

          9.3. Sale of Assets. The Borrower will not sell, convey, transfer, lease or otherwise dispose of any of its assets or any interest therein to any Person, except (i) as long as no Event of Default is continuing or would result therefrom, any such sale of assets for the fair market value thereof, payable at least 85% in cash upon such sale; provided, however, that any such sale is made with the consent of the Agent (such consent not to be unreasonably withheld) and any Asset Sale Proceeds arising therefrom shall be applied to the prepayment of the Revolving Loans and the Term Loans as required by Section 2.5; and (ii) the Borrower may sell, convey, transfer, lease or otherwise dispose of Inventory and obsolete or excess Equipment in the ordinary course of business.

          9.4. Merger, Consolidation. The Borrower shall not (i) merge with any Person, (ii) consolidate with any Person, (iii) acquire all or substantially all of the capital stock of or equity interest in any Person, (iv) acquire all or substantially all of the assets of any Person or all or substantially all of the assets constituting the business of a division, branch or other unit operation of any Person, (v) enter into any joint venture or partnership with any Person,
(vi) sell, lease, transfer or otherwise dispose of, whether in one transaction or in a series of transactions all or substantially all of its assets, (vii) change its structure or existence, or (viii) otherwise alter or modify its corporate name or principal place of business except after giving ten (10) Business Days prior written notice to the Agent.

          9.5. Guarantees. The Borrower will not assume, guarantee, endorse or otherwise become liable upon the obligations of any Person, except by the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; provided, however, that the Borrower may guarantee the obligations of Chatwins under that certain credit facility to be entered into with CITBC as agent and lender.

          9.6. Dividends, Distributions. The Borrower will not declare or pay any dividend of any kind on, or make any other distribution of assets, properties, cash, rights, obligations or securities on account or in respect of, or purchase, acquire, redeem or retire, or make any other payment in respect of, any of the capital stock or equity interest, of any class whatsoever, whether now or hereafter outstanding; provided, however, that as long as (i) no Default or Event of Default is continuing, and (ii) the Borrower maintains the Minimum Availability, the Borrower may make payments under the Tax Sharing Agreement and may make other payments to Reunion, including declarations and payments of dividends and other distributions, in an amount not to exceed $110,000, in the aggregate, in any given month.

          9.7. Investments. The Borrower will not purchase, hold or acquire any capital stock, evidences of indebtedness or other securities of, make or permit to exist any loans or advances to, or make or permit to exist any investment or any other interest in, any other Person (any of the foregoing being an "Investment"), except:

          (i) Investments by the Borrower existing on the date hereof and set forth in Schedule 9.7;

          (ii) loans or advances made by any Subsidiary of the Borrower to the Borrower and evidenced by a written instrument that provides that any payment of principal of, interest on and other amounts in respect of such loans or advances shall be subordinated to the prior payment in full of the Obligations on terms satisfactory in all respects to the Agent;

          (iii) loans or advances by the Borrower or any of its Subsidiaries to any of their employees made in the ordinary course of business, so long as such loans and advances do not exceed $250,000 in the aggregate at any time outstanding.

          (iv) Investments arising from transactions by the Borrower or any of its Subsidiaries with customers or suppliers in the ordinary course of business, including endorsements of negotiable instruments, debt obligations and other investments received in connection with the bankruptcy or reorganization of customers and suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers, arising in the ordinary course of business and in the exercise of the reasonable business judgment of the Borrower or such Subsidiary;

          (v)  all Guarantees permitted by Section 9.5;

          (vi) any Investments consisting of non-cash consideration received in connection with a sale of assets permitted by Section 9.3;

          (vii) commodity hedges and Interest Rate Protection Agreements, in each case entered into in the ordinary course and approved by the Agent; and

          (viii)(_) other Investments not exceeding $500,000 in the aggregate at any time outstanding.

          9.8. Affiliate Transactions. The Borrower will not enter into any transaction, including, without limitation, any purchase, sale, lease, loan or exchange of property with any affiliate of the Borrower, except that the Borrower may engage in any of the foregoing transactions in the ordinary course of business at prices and on terms no less favorable to the Borrower than could be obtained on an arms-length basis from unrelated third parties.

          9.9. Adverse Transactions. The Borrower will not enter into or be a party to, and shall not permit any of its Subsidiaries to enter into or be a party to, any transaction the performance of which in the future would be inconsistent with or would have any reasonable likelihood of resulting in a breach of any covenant contained herein or give rise to a Default or Event of Default.

          9.10. Cancellation of Indebtedness Owed to It. The Borrower will not cancel, and will not permit any of its Subsidiaries to cancel, any claim or Indebtedness owed to it except for (i) adequate consideration and in the ordinary course of business or (ii) the exchange or cancellation of intercompany indebtedness of a Loan Party owing to another Loan Party.

          9.11. Change in Nature of Business. The Borrower will not make, and will not permit any of its Subsidiaries to make, any change in any of its business objectives, purposes or operations other than changes permitted in this Agreement or changes which in the aggregate would have no Material Adverse Effect.

          9.12. No New Subsidiaries. Except with the prior consent of the Agent and Lenders (which consent will not be unreasonably withheld), the Borrower will not, and will not permit any of its Subsidiaries to, incorporate or otherwise organize any Subsidiary which was not in existence on the date hereof.

          9.13. Capital Structure. The Borrower will not make, and will not permit any of its Subsidiaries to make, any change in its capital structure (including in the terms of its outstanding capital stock), amend its certificate or articles of incorporation, by-laws, other constituent documents, as the case may be, other than in connection with the Chatwins Merger, if otherwise permitted hereunder, and such changes which in the aggregate would have no Material Adverse Effect.

          9.14. No Speculative Transactions. The Borrower will not, and will not permit any of its Subsidiaries to, engage in any speculative transaction or in any transaction involving commodity options or futures contracts except for the sole purpose of hedging in the normal course of business and consistent with industry and past practices.

          9.15. Bank Accounts. The Borrower will not maintain, and will not permit any of its Subsidiaries to maintain, any bank account other than those listed on Schedule 6.22 for the purposes listed thereon, except as consented to by the Agent in writing.

          9.16. Juliana Indebtedness. Until such time as the Appeal Letter of Credit is no longer outstanding and all Obligations of the Borrower in respect of the Appeal Letter of Credit have been paid in full, Reunion shall not permit Juliana to incur or create any Indebtedness; provided, however, that Reunion may permit Juliana to incur or create an aggregate of up to $2,000,000 of additional Indebtedness from and after the date that one hundred percent (100%) of the issued and outstanding stock of Juliana has been pledged to the Agent for the benefit of the Lenders pursuant to the Reunion Pledge Agreement.

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

          9.17. Juliana Dividends, Distributions. Until such time as the Appeal Letter of Credit is no longer outstanding and all Obligations of the Borrower in respect of the Appeal Letter of Credit have been paid in full, Reunion shall not permit Juliana to declare or pay any dividend of any kind on, or make any other distribution of assets, properties, cash, rights, obligations or securities on account or in respect of, or purchase, acquire, redeem or retire, or make any other payment in respect of, any of the capital stock or equity interest of Juliana, of any class whatsoever, whether now or hereafter outstanding; provided, that Juliana may make payments to Reunion for reimbursement of expenses, including payments for Plans and other employee benefits, paid by Reunion for Juliana in the ordinary course of business.

          9.18. Subordinated Indebtedness. No Loan Party will, and will not permit any of its Subsidiaries to, make any payment on account of Subordinated Indebtedness in violation of the subordination provisions thereof.


10.  TERMINATION

          10.1. Termination. Subject to the provisions of Section 2, the financing arrangement contemplated hereby shall be in effect from the Closing Date until the Termination Date. The Borrower may terminate the Line of Credit at any time upon repayment in full of all Obligations and replacement of all outstanding Letters of Credit except that, if terminated by the Borrower (other than because it has been refinanced with a credit facility entered into between Chatwins and CITBC as agent and lender in connection with the Chatwins Merger) prior to the third anniversary of the Closing Date, the Borrower shall pay to the Agent for the benefit of the Lenders the Early Termination Fee to the extent due in accordance with its terms. All Obligations shall be due and payable on the Termination Date.


          10.2. Survival of Obligations upon Termination of Financing Arrangement. Except as otherwise expressly provided for in the Loan Documents, no termination or cancellation (regardless of cause or procedure) of any financing arrangement under this Agreement shall in any way affect or impair the powers, obligations, duties, rights and liabilities of the Borrower or the Lenders, as the case may be, relating to any transaction or event occurring prior to such termination and all Liens, claims and interests granted or confirmed herein shall continue in full force and effect until all Obligations are paid in full. Except as otherwise expressly provided herein or in any other Loan Document, all undertakings, agreements, covenants, warranties and representations contained in the Loan Documents shall survive such termination or cancellation and shall continue in full force and effect until such time as all of the Obligations have been paid in full in accordance with the terms of the agreements

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

creating such Obligations, at which time the same shall terminate.

11.  EVENTS OF DEFAULT; RIGHTS AND REMEDIES

          11.1. Events of Default. The occurrence of any one or more of the following events (regardless of the reason therefor) shall constitute an "Event of Default" hereunder:

          (a) The Borrower shall (i) fail to make any payment of principal or interest required herein to be made with respect to the Obligations, when due and payable or declared due and payable or (ii) fail to make any payment of any other amount owing in respect of the Revolving Credit Loans, the Term Loans, the Appeal Letter of Credit (including, without limitation, the amount referred to in Section 2.3(b)) or any of the other Obligations owing under this Agreement or any of the other Loan Documents within five (5) days after such amount is due and payable; or

          (b) The Borrower shall fail or neglect to perform, keep or observe any of the provisions of Sections 2.3(b), 8.7, 8.8, 8.9, 8.10, 8.11, 8.13, 8.15,
8.16 and 9; or

          (c) Reunion shall fail or neglect to perform, keep or observe any of the provisions of Sections 9.16 and 9.17; or

          (d) Any Loan Party shall fail or neglect to perform, keep or observe any provision of this Agreement or of any of the other Loan Documents that is not specifically addressed in this Section 11.1, and the same shall remain unremedied for a period ending on the first to occur of thirty (30) days after
(i) the Borrower shall receive written notice of any such failure from the Agent or any Lender or (ii) the Borrower shall become aware thereof; or

          (e) Any representation or warranty herein or in any Loan Document or in any written statement pursuant thereto or hereto, report, financial statement or certificate made or delivered to the Agent or the Lenders by the Borrower or on behalf of the Borrower shall be untrue or incorrect in any material respect, as of the date when made or deemed made; or

          (f) Any material provision of any Loan Document shall, for any reason, cease to be valid and binding on any Loan Party, or Loan Party shall so state in writing; or

          (g) Any Loan Document shall, for any reason, cease to create a valid Lien in any of the Collateral purported to be covered thereby or any Lien granted to the Agent for the benefit of the Lenders shall cease to be a perfected Lien having the priority

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

provided for herein against each Loan Party or any Loan Party shall so allege in any pleading filed in any court; or

          (h)  There shall occur a Material Adverse Change; or

          (i)(i) With respect to any Plan, a prohibited transaction within the meaning of Section 4975 of the Code or Section 406 of ERISA occurs which in the reasonable determination of the Agent could result in direct or indirect liability to the Borrower, (ii) with respect to any Title IV Plan, the filing of a notice to voluntarily terminate any such plan in a distress termination as described in Section 4041(c) of ERISA, (iii) with respect to any Multiemployer Plan, the Borrower or any ERISA Affiliate shall incur any Withdrawal Liability,
(iv) with respect to any Qualified Plan, the Borrower or any ERISA Affiliate shall incur an accumulated funding deficiency or request a funding waiver from the IRS, or (v) with respect to any Title IV Plan or Multiemployer Plan which has an ERISA Event not described in clauses (ii)-(iv) hereof, in the reasonable determination of the Agent there is a reasonable likelihood for termination of any such plan by the PBGC; provided, however, that the events listed in clauses
(i)-(v) hereof shall constitute Events of Default only if the liability, deficiency or waiver request of the Borrower or any ERISA Affiliate, whether or not assessed, exceeds $100,000 in any case set forth in (i)-(v) above, or exceeds $250,000 in the aggregate for all such cases; or

          (j) Any judgment or order for the payment of money in excess of $50,000 shall be rendered against the Borrower, and there shall be any period of ten (10) consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

          (k) The Borrower shall have failed to deliver to the Agent a Cash Budget or the reports required by Sections 7.1 (b) and (d), in each case when due and such default shall remain unremedied for a period of more than five (5) Business Days; or

          (l) Without the prior written consent of the Agent, the Borrower shall amend or modify the terms of any of the Subordinated Indebtedness; or

          (m) the occurrence of any default or event of default (after giving effect to any applicable grace or cure periods) under (i) the Subordinated Indebtedness, or (ii) any other Indebtedness of any Loan Party having a principal amount in excess of $250,000; or

          (n) the cessation of the business of any Loan Party, or the calling of a meeting of the creditors of any Loan Party for purposes of compromising their debts and obligations; or

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

          (o) the failure of any Loan Party to generally meet debts as they mature; or

          (p) the commencement by or against any Loan Party of any bankruptcy, insolvency, arrangement, reorganization, receivership or similar proceedings under any federal or state law, provided that in the event of any involuntary proceeding commenced against any Loan Party such proceeding is not dismissed or discharged within sixty (60) days after commencement thereof; or

          (q)  there shall occur any Change of Control.

          11.2. Remedies. (a) If any Event of Default shall have occurred and be continuing, the Agent may, at its option, and shall at the direction of the Required Lenders, without notice, (i) terminate the Commitment with respect to further Revolving Credit Loans and Term Loans, whereupon no Revolving Credit Loans or Term Loans may be made or Letter of Credit obligations incurred, and/or
(ii) declare all Obligations to be forthwith due and payable, whereupon all Obligations shall become and be due and payable, without presentment, demand, protest or further notice of any kind, all of which are expressly waived by the Borrower, and/or (iii) charge the Default Rate of Interest on all then outstanding or thereafter incurred Obligations in lieu of the interest provided for in Section 3, and/or (iv) require the Borrower on demand to cash collateralize Letters of Credit then outstanding as required by Section 2.4(g).

          (b) In the case of the occurrence of an Event of Default referred to in clauses (n), (o) or (p) of Section 11.1, all Obligations shall automatically become immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Loan Parties.

          (c) In addition to the remedies set forth above, the Agent on behalf of the Lenders may exercise any of the remedies with respect to the Collateral provided for elsewhere herein or any other remedies provided by applicable law.

          11.3. Waivers by the Borrower. Except as otherwise provided for in this Agreement and applicable law, the Borrower waives (i) presentment, demand and protest and notice of presentment, dishonor, notice of intent to accelerate, notice of acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by the Lenders on which the Borrower may in any way be liable and hereby ratifies and confirms whatever the Agent or the Lenders may do in this regard, (ii) all rights to notice and a hearing prior to the Lenders' taking possession or control of, or to the Agent's or any Lender's replevy,

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

attachment or levy upon, the Collateral or any bond or security which might be required by any court prior to allowing the Agent or any Lender to exercise any of its remedies, and (iii) the benefit of all valuation, appraisal and exemption laws. The Borrower acknowledges that it has been advised by attorneys of its choice with respect to this Agreement, the other Loan Documents and the transactions evidenced by this Agreement and the other Loan Documents.

12.  GUARANTY

          12.1. Guaranty. The Guarantors hereby jointly and severally unconditionally and irrevocably guarantee the full and prompt payment when due, whether at stated maturity, by acceleration or otherwise, of, and the performance of, the Obligations, whether now or hereafter existing and whether for principal, interest, fees, expenses or otherwise, and any and all expenses (including, without limitation, reasonable counsel fees and expenses) incurred by any of the Lenders or the Agent (the "Guarantied Parties") in enforcing any rights hereunder. This Guaranty is an absolute guaranty of payment and performance and not a guaranty of collection.

          12.2. Guaranty Absolute. Each Guarantor guarantees that the Obligations will be paid strictly in accordance with the terms of this Agreement and the other Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Guarantied Parties with respect thereto. The liability of the Guarantors under this Guaranty shall be absolute and unconditional irrespective of:

          (i) any lack of validity or enforceability of any provision of this Agreement or any other Loan Document or any other agreement or instrument relating to any Loan Document, or avoidance or subordination of any of the Obligations;

          (ii) any change in the time, manner or place of payment of, or in any other term of, or any increase in the amount of, all or any of the Obligations, or any other amendment or waiver of any term of, or any consent to departure from any requirement of, this Agreement or any of the other Loan Documents;

          (iii) any exchange, release or non-perfection of any Lien on any collateral for, or any release or amendment or waiver of any term of any other guaranty of, or any consent to departure from any requirement of any other guaranty of, all or any of the Obligations;

          (iv) the absence of any attempt to collect any of the Obligations from the Borrower or from the other Guarantor, or any other action to enforce the same or the

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

election of any remedy by any of the Guarantied Parties;

          (v) any waiver, consent, extension, forbearance or granting of any indulgence by any of the Guarantied Parties with respect to any provision of this Agreement or any other Loan Document;

          (vi) the election by any of the Guarantied Parties in any proceeding under chapter 11 of the Bankruptcy Code of the application of section 1111(b)(2) of the Bankruptcy Code;

          (vii) any borrowing or grant of a security interest by the Borrower, as debtor-in-possession, under section 364 of the Bankruptcy Code;

          (viii) the disallowance, under section 502 of the Bankruptcy Code, of all or any portion of the claims of any of the Guarantied Parties for payment of any of the Obligations; or

          (ix) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a borrower or a guarantor, other than payment in full of the Obligations or the express written release by the Guarantied Parties.

          12.3. Waiver. (a) Each Guarantor, to the fullest extent permitted by law, hereby (i) waives (A) promptness, diligence, notice of acceptance and any and all other notices with respect to any of the Obligations or this Guaranty, except as otherwise specifically provided in this Guaranty, (B) any requirement that any of the Guarantied Parties protect, secure, perfect or insure any security interest in or other Lien on any property subject thereto or exhaust any right or take any action against the Borrower or any other Person or any Collateral, (C) protest or notice with respect to nonpayment of all or any of the Obligations, (D) the benefit of any statute of limitation, and (E) all demands whatsoever (and any requirement that same be made on the Borrower as a condition precedent to the Guarantor's obligations hereunder), and (ii) subject to the provisions of Section 12.7 hereof, covenants and agrees that this Guaranty will not be discharged except by complete performance of the Obligations and any other obligations of such Guarantor contained herein.

          (b) If, in the exercise of any of its rights and remedies, any of the Guarantied Parties shall forfeit any of its rights or remedies, including, without limitation, its right to enter a deficiency judgment against the Borrower or any other Person, whether because of any applicable law pertaining to "election of remedies" or the like, each Guarantor hereby consents to such action by such Guarantied Party and waives any claim based upon such action.
Any election of remedies which results in the denial or

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

impairment of the right of such Guarantied Party to seek a deficiency judgment against the Borrower shall not impair the obligation of such Guarantor to pay the full amount of the Obligations or any other obligation of such Guarantor contained herein.

          (c) Each Guarantor agrees that notwithstanding the foregoing and without limiting the generality of the foregoing if, after the occurrence and during the continuance of an Event of Default, the Guarantied Parties are prevented by applicable law from exercising their respective rights to accelerate the maturity of the Obligations, to collect interest on the Obligations, or to enforce or exercise any other right or remedy with respect to the Obligations, or the Agent is prevented from taking any action to realize on the Collateral, such Guarantor agrees to pay to the Agent for the account of the Guarantied Parties, upon demand therefor, the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Guarantied Parties.

          (d) Each Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the Borrower, and of all other circumstances bearing upon the risk of nonpayment of the Obligations or any part thereof, that diligent inquiry would reveal. Each Guarantor hereby agrees that the Guarantied Parties shall have no duty to advise such Guarantor of information known to any of the Guarantied Parties regarding such condition or any such circumstance. In the event that any of the Guarantied Parties in its sole discretion undertakes at any time or from time to time to provide any such information to such Guarantor, such Guarantied Party shall be under no obligation (i) to undertake any investigation not a part of its regular business routine, (ii) to disclose any information which, pursuant to accepted or reasonable banking or commercial finance practices, such Guarantied Party wishes to maintain confidential, or (iii) to make any other or future disclosures of such information or any other information to such Guarantor.

          (e) Each Guarantor consents and agrees that the Guarantied Parties shall be under no obligation to marshall any assets in favor of such Guarantor or otherwise in connection with obtaining payment of any or all of the Obligations from any Person or source.

          12.4. No Subrogation, Etc. Except as provided in Section 12.8 hereof, each Guarantor waives and relinquishes any and all rights which it may acquire by way of subrogation, contribution or reimbursement by reason of this Guaranty or by any payment made hereunder until the Obligations have been paid in full.

          12.5. Amendments, Etc. No amendment or waiver of any provision of this Guaranty nor consent to any departure by either Guarantor herefrom shall in any

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

event be effective unless the same shall be in writing, approved by the Required Lenders and signed by the Agent and each Guarantor, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all the Guarantied Parties, limit the liability of the Guarantor or postpone any date fixed for payment hereunder.

          12.6. No Waiver; Remedies. (a) No failure on the part of any Guarantied Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or any of the other Loan Documents.

          (b) Failure by any of the Guarantied Parties at any time or times hereafter to require strict performance by the Borrower, either Guarantor or any other Person of any of the provisions, warranties, terms or conditions contained in this Agreement or any of the Loan Documents now or at any time or times hereafter executed by the Borrower, either Guarantor or such other Person and delivered to any of the Guarantied Parties shall not waive, affect or diminish any right of any of the Guarantied Parties at any time or times hereafter to demand strict performance thereof, and such right shall not be deemed to have been modified or waived by any course of conduct or knowledge of any of the Guarantied Parties or any agent, officer, employee of any of the Guarantied Parties.

          (c) No waiver by the Guarantied Parties of any default shall operate as a waiver of any other default or the same default on a future occasion, and no action by any of the Guarantied Parties permitted hereunder shall in way affect or impair any of the rights of the Guarantied Parties or the obligations of either Guarantor under this Guaranty or under this Agreement or any of the other Loan Documents. Any determination by a court of competent jurisdiction of the amount of any principal and/or interest or other amount constituting any of the Obligations shall be conclusive and binding on each Guarantor irrespective of whether such Guarantor was a party to the suit or action in which such determination was made.

          12.7. Continuing Guaranty; Termination. (a) This Guaranty is a continuing guaranty and shall (i) remain in full force and effect until payment in full of the Obligations and all other amounts payable under this Guaranty,
(ii) be binding upon each Guarantor, its successors and assigns, and (iii) inure to the benefit of and be enforceable by the Guarantied Parties and their respective successors and permitted assigns. Without limiting the generality of the foregoing clause (iii), any of the Guarantied Parties may assign or otherwise transfer any Obligation owing to it to any

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

other Person, and such other Person shall thereupon become vested with all the rights in respect thereof granted to such Guarantied Party herein or otherwise with respect to such of the Obligations so transferred or assigned, subject, however, to compliance with the provisions of Section 15.9 of this Agreement in respect of assignments.

          (b) This Guaranty and all of the guaranties and agreements contained herein shall automatically terminate and be of no further force and effect on the date at which (i) the Commitments have been terminated, (ii) all Revolving Credit Loans, Term Loans, accrued or matured interest and fees, and other then accrued and payable monetary Obligations have been paid in full (subject to Section 12.9 hereof), and (iii) all Letters of Credit have been terminated, paid in full or fully cash collateralized in a manner satisfactory to the Agent in its reasonable judgment. Upon any such termination, the Guarantied Parties shall deliver to the Guarantors (at the Guarantors' expense) such documents as the Guarantors may reasonably request to evidence such termination.

          12.8. Reinstatement. This Guaranty shall remain in full force and effect and continue to be effective should any petition be filed by or against the Borrower or Guarantors for liquidation or reorganization, should the Borrower or Guarantors become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Borrower's or Guarantors' assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations or such part thereof, whether as a "voidable preference", "fraudulent transfer", or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.


13.  MISCELLANEOUS

          13.1. Complete Agreement. The Loan Documents constitute the complete agreement between the parties with respect to the subject matter hereof and may not be modified, altered or amended except by an agreement in writing signed by the Borrower, each Guarantor, the Agent and the Lenders.


          13.2. Supplemental Disclosure. From time to time as may be necessary, the Borrower may supplement or amend Schedules 6.2, 6.4, 6.6, 6.8, 6.9 and 6.14, by delivering a copy of such supplement or amendment to the Agent, with respect to any matter arising which, if existing or occurring at the date of this Agreement, would have

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been required to be set forth or described in such Schedule or which is necessary to correct any information in such Schedule which has been rendered inaccurate thereby in any material respect.

          13.3. Fees and Expenses. Whether or not the transactions contemplated hereunder are completed, the Borrower shall be liable for all reasonable out-of-pocket expenses of the Agent in connection with the preparation of the Loan Documents and the administration of the loans made and the Letters of Credit issued pursuant thereto including, without limitation, the reasonable fees and expenses of counsel and advisors, including, without limitation, the fees and expenses associated with periodic field audits and miscellaneous disbursements in connection with the Loan Documents and the transactions contemplated thereby and advice in connection therewith. If, at any time or times, regardless of the existence of an Event of Default (except with respect to paragraphs (iii) and (iv) below, which shall be subject to an Event of Default having occurred and continuing), the Agent on behalf of the Lenders shall employ counsel or other advisors for advice or other representation or shall incur reasonable legal or other costs and expenses in connection with:

          (i) any amendment, modification or waiver, or consent with respect to, any of the Loan Documents or advice in connection with the administration of the loans made pursuant hereto or its rights hereunder or thereunder;

          (ii) any litigation, contest, dispute, suit, proceeding or action (whether instituted by any Lender, the Borrower or any other Person) in any way relating to the Collateral, any of the Loan Documents or any other agreements to be executed or delivered in connection herewith;

          (iii) any attempt to enforce any rights or remedies of the Agent or the Lenders against the Borrower or any other Person, that may be obligated to a Lender by virtue of any of the Loan Documents; or

          (iv) any attempt to verify, protect, collect, sell, liquidate or otherwise dispose of the Collateral;


then, and in any such event, all such costs and expenses of the Agent, including the attorneys' and other parties' fees arising from such services, including those of any appellate proceedings, and all expenses, costs, charges and other fees incurred by such counsel and others in any way or respect arising in connection with or relating to any of the events or actions described in this Section shall be payable, on demand, whether or not the transactions contemplated hereunder are consummated, by the Borrower to the Agent and shall be additional Obligations secured under this Agreement. Without

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

limiting the generality of the foregoing, such expenses, costs, charges and fees may include: paralegal fees, costs and expenses; accountants' and investment bankers' fees, costs and expenses; court costs and expenses; photocopying and duplicating expenses; court reporter fees, costs and expenses; long distance telephone charges; air express charges; telefax charges; secretarial overtime charges; and expenses for travel, lodging and food paid or incurred in connection with the performance of such legal services.

          13.4. No Waiver by Lenders. The Agent or any Lender's failure at any time or times, to require strict performance by the Borrower of any provision of this Agreement and any of the other Loan Documents shall not waive, affect or diminish any right of the Agent or such Lender thereafter to demand strict compliance and performance therewith. Any suspension or waiver by the Agent or any Lender of an Event of Default by the Borrower under this Agreement or any other Loan Document shall not suspend, waive or affect any other Event of Default by the Borrower under this Agreement or any of the other Loan Documents whether the same is prior or subsequent thereto and whether of the same or of a different type. None of the undertakings, agreements, warranties, covenants and representations of the Borrower or the Guarantors contained in this Agreement or any of the other Loan Documents and no defaults under any of the Loan Documents shall be deemed to have been suspended or waived by the Agent or the Lenders, unless such suspension or waiver is by an instrument in writing and directed to the Borrower specifying such suspension or waiver.

          13.5. Additional Remedies. The Agent's and the Lenders' rights and remedies under this Agreement shall be cumulative and nonexclusive of any other rights and remedies which the Agent and the Lenders may have under any other agreement, including without limitation, the Loan Documents, the U.C.C., by operation of law or otherwise. Recourse to the Collateral shall not be required. This Agreement is without prejudice to any rights of the Lenders under the Bankruptcy Code or under non-bankruptcy law. Nothing in this Agreement shall be deemed a waiver of the Lenders' right of banker's lien or setoff.

          13.6. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          13.7. Parties. This Agreement and the other Loan Documents shall be binding upon, and inure to the benefit of, the successors of the Borrower, the Guarantors, the Agent, the Lenders and the assigns, transferees and endorsees of the Lenders.

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

          13.8. Conflict of Terms. Except as otherwise provided in this Agreement or any of the other Loan Documents by specific reference to the applicable provisions of this Agreement, if any provision contained in this Agreement is in conflict with, or inconsistent with, any provision in any of the other Loan Documents, the provision contained in this Agreement shall govern and control.

          13.9. Governing Law; Litigation. (a) Except as otherwise expressly provided in any of the Loan Documents, in all respects, including all matters of construction, validity and performance, this Agreement and the Obligations arising hereunder shall be governed by, and be construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws, and any applicable laws of the United States of America. Service of process on the Borrower, the Guarantors, the Agent or the Lenders in any action arising out of or relating to any of the Loan Documents shall be effective if mailed to such party at the address listed in Section 13.9.

          (b) THE BORROWER, EACH GUARANTOR, THE AGENT AND THE LENDERS HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT IN WHICH AN ACTION MAY BE COMMENCED ARISING OUT OF THIS AGREEMENT, THE COLLATERAL OR ANY ASSIGNMENT THEREOF OR BY REASON OF ANY OTHER CAUSE OR DISPUTE WHATSOEVER BETWEEN THEM OF ANY KIND OR NATURE. THE BORROWER, EACH GUARANTOR, THE AGENT AND THE LENDERS HEREBY AGREE THAT ANY COURT IN WHICH THE AGENT OR ANY LENDER SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY, SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN OR AMONG THE BORROWER, THE GUARANTORS, THE AGENT AND THE LENDERS, PERTAINING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR TO ANY MATTER ARISING THEREFROM. THE BORROWER AND EACH GUARANTOR EXPRESSLY SUBMIT AND CONSENT IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN SUCH COURTS, HEREBY WAIVING PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN, AND AGREEING THAT SERVICE OF SUCH SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE BORROWER OR THE GUARANTORS AT THE ADDRESSES OF THE BORROWER OR THE GUARANTORS SET FORTH BELOW. SHOULD THE BORROWER OR THE GUARANTORS FAIL TO APPEAR OR

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

ANSWER ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN THIRTY (30) DAYS AFTER THE MAILING THEREOF, THEY SHALL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED AGAINST THEM AS DEMANDED OR PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS. THE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT OF ANY JUDGMENT OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY APPROPRIATE JURISDICTION. THE BORROWER AND EACH GUARANTOR WAIVE ANY OBJECTION BASED UPON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER.

          13.10. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by another, or whenever any of the parties desires to give or serve upon another any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and either shall be delivered in person with receipt acknowledged or by registered or certified mail, return receipt requested, postage prepaid, or telecopied and confirmed by telecopy answerback addressed as follows:

          (a)  If to the Agent, at

               The CIT Group/Business Credit, Inc.
               1211 Avenue of the Americas
               New York, New York  10036
               Attention:  Robert Smith
               Telecopy Number:  (212)

               With copies to:

               Weil, Gotshal & Manges LLP
               767 Fifth Avenue
               New York, New York  10153
               Attention:   Stephen Karotkin, Esq.
               Telecopy Number:  (212) 310-8007

          (b)  If to the Borrower or either Guarantor, addressed to it, at

               Reunion Industries, Inc.
               62 Southfield Ave.
               One Stamford Landing
               Stamford, Connecticut  06902
               Attention:  Chief Financial Officer
               Telecopy Number:

               With copies to:
               Richards & O'Neil, LLP
               885 Third Avenue
               New York, New York  10022
               Attention:  Kenneth Chin, Esq.
               Telecopy Number:  (212) 750-9022

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback or three (3) Business Days after the same shall have been deposited in the United States mail. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication. The Agent shall provide the Lenders with copies of all notices received from the Borrower hereunder, such notices to be sent to the address of each Lender specified in writing by such Lender to the Agent for this purpose from time to time.

          13.11. Reversal of Payments. To the extent the Borrower or the Guarantors make a payment or payments to the Agent or the Lenders or the Agent or the Lenders receive any payment or Proceeds of the Collateral for the Borrower's benefit, which payment(s) or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the Obligations or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received.

          13.12. Waiver of Marshalling. The Agent and the Lenders shall have no obligation to marshall all or any portion of the Collateral upon any realization or foreclosure under this Agreement or any Loan Document, and any court having jurisdiction over this Agreement may order the sale of all or any portion of the Collateral as an entirety. Any sale of, or the grant of options to purchase (for the option period thereof or after exercise thereof), or any other realization upon, all or any portion of the Collateral under this Agreement or any Loan Document by the Agent or the Lenders after foreclosure shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the Borrower in and to any Collateral so sold, optioned or realized upon, and shall bar both at law and in equity the Borrower and any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon or any part thereof from, through and under the Borrower. No delay on the part of the Agent or any of the Lenders in exercising any power of sale, lien, option or other right hereunder or under any Loan Document and no notice or demand which may be given to or made upon the Borrower with respect to any power of sale, lien, option or any other right hereunder or thereunder shall constitute a waiver thereof, or limit or impair the right of the Agent or any of the Lenders to take any action or to exercise any power of sale, lien, option or any other right under this Agreement without notice or demand (except as otherwise provided by the terms of this Agreement), nor shall any single or partial exercise thereof, or the exercise of any power, Lien, option or other right under this Agreement or otherwise, prejudice any of their rights against the Borrower in any respect.

          13.13. Right of Set-Off. Upon the occurrence and during the continuance of any Event of Default, the Agent and the Lenders are hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Agent or any of the Lenders to or for the credit or the account of the Borrower against any and all of the Obligations irrespective of whether or not the Agent or any of the Lenders shall have made any demand under this Agreement or otherwise and although such Obligations may be unmatured. The rights of the Agent and Lenders under this Section are in addition to all other rights and remedies (including, without limitation, other rights of set-off) which the Agent and Lenders may have.

          13.14. Survival. The representations and warranties of the Borrower and Guarantors in this Agreement shall survive the execution, delivery and acceptance hereof by the parties hereto and the closing of the transactions described herein or related hereto.

          13.15. Section Titles. The Section titles and Table of Contents contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the Agreement between the parties hereto.

          13.16. Counterparts. This Agreement may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement.

          13.17. Indemnity. The Borrower agrees to indemnify and hold harmless the Agent and each Lender, and the directors, officers, employees, agents, consultants and advisors of or to any of the foregoing (each of the foregoing being an "Indemnitee") from and against any and all claims, damages, liabilities, obligations, losses, penalties, actions, judgments, suits, costs, disbursements and expenses of any kind or nature (including, without limitation, fees and disbursements of counsel to any such Indemnitee) which may be imposed on, incurred by or asserted against any such Indemnitee in any manner relating to or arising out of this Agreement, any other Loan Document, any Obligation, or any act, event or transaction related or attendant to any thereof, including any enforcement or collection of the Obligations, whether or not any such Indemnitee is a party thereto, whether direct, indirect, or consequential and whether based on any federal, state or local law; provided, however, that the Borrower shall not have any obligation under this Section to an Indemnitee with respect to any of the foregoing caused by or resulting from the gross negligence or willful misconduct of such Indemnitee or of the Agent or Lender of which such Indemnitee is a director, officer, employee, agent, consultant or advisor, as determined by a court of competent jurisdiction in a final non-appealable judgment or order or results from disputes among Indemnitees not involving the Borrower.

14.  AGREEMENT BETWEEN THE LENDERS; PARTICIPATIONS; ASSIGNMENTS

          14.1. Fund Disbursement. (a) The Agent, for the account of the Lenders, shall disburse all loans and advances to the Borrower and shall handle all collections of Collateral and repayment of Obligations. It is understood that for purposes of advances to the Borrower and for purposes of this Section
14.1 the Agent is using the funds of the Agent.

          (b) Unless the Agent shall have been notified in writing by any Lender prior to any advance to the Borrower that such Lender will not make such Lender's Ratable Portion of such borrowing on such date available to the Agent, the Agent may assume that such Lender shall make such Ratable Portion available to the Agent on a Settlement Date, and the Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. A certificate of the Agent submitted to any Lender with respect to any amount owing under this clause shall be conclusive, absent manifest error. If such Lender's Ratable Portion is not in fact made available to the Agent by such Lender on the Settlement Date, the Agent shall be entitled to recover such amount with interest thereon at the rate per annum applicable to Revolving Credit Loans hereunder, on demand, from the Borrower without prejudice to any rights which the Agent or the Borrower may have against such Lender hereunder. Nothing contained in this subsection shall relieve any Lender which has failed to make available its Ratable Portion of any borrowing hereunder from its obligation to do so in accordance with the terms hereof. Nothing contained herein shall be deemed to obligate the Agent to make available to the Borrower the full amount of a requested advance when the Agent has any notice (written or otherwise) that any Lender will not advance its Ratable Portion thereof.

          14.2. Payment by Lenders. On the Settlement Date, the Agent and the Lenders shall each remit to the other, in immediately available funds, all amounts necessary so as to ensure that, as of the Settlement Date, the Lenders shall have their Ratable Portion of all outstanding Obligations.

          14.3. Monthly Accounting. The Agent shall forward to each Lender, at the end of each month, a copy of the account statement rendered by the Agent to the Borrower.

          14.4. Payments to Lenders. The Agent shall, after receipt of any interest and fees earned under this Agreement, promptly remit to each Lender:
(a) its Ratable Portion of all fees, provided, however, that (i) no Lender (other than Agent Fee; and (ii) each Lender shall receive its share of the Letter of Credit Guaranty Fee, the Revolving Line of Credit Fee, and the Facility Fee; (b) interest on the Revolving Credit Loans on all outstanding amounts advanced by such Lender on each Settlement Date, prior to adjustment, that are subsequent to the last remittance by the Agent to such Lender of the Borrower's interest, computed at the rate provided for in Section 3.1 (c) its Ratable Portion of all principal repaid on the Term Loans; and (d) interest on the Term Loans on all amounts advanced by such Lender on each Settlement Date computed at the rate provided for in Section 3.2.

          14.5. Participations. (a) The Borrower acknowledges that the Lenders may sell participations in the loans and extensions of credit made and to be made to the Borrower hereunder. The Borrower further acknowledges that in doing so, the Lenders may grant to such participants certain rights which would require the participant's consent to certain waivers, amendments and other actions with respect to the provisions of this Agreement and the other Loan Documents, provided that the consent of any such participant shall not be required except for matters requiring the consent of all Lenders hereunder as set forth in Section 15.10.

          (b) The Borrower authorizes each Lender to disclose to any participant or purchasing lender (each, a "Transferee") and any prospective Transferee any and all financial information in such Lender's possession concerning the Borrower and its affiliates which has been delivered to such Lender by or on behalf of the Borrower pursuant to this Agreement or which has been delivered to such Lender by or on behalf of the Borrower in connection with such Lender's credit evaluation of the Borrower and its affiliates prior to entering into this Agreement.

          (c) Each Lender and the Agent agree to keep information obtained by it pursuant hereto confidential in accordance with such Lender's or the Agent's, as the case may be, customary practices and agrees that it will only use such information in connection with the transactions contemplated by this Agreement and not disclose any of such information other than (i) to such Lender's or the Agent's, as the case may be, employees, representatives, agents and affiliates who are or are expected to be involved in the evaluation of such information in connection with the transactions contemplated by this Agreement and who are advised of the confidential nature of such information, (ii) to the extent such information presently is or hereafter becomes available to such Lender or the Agent, as the case may be, on a non-confidential basis from a source other than the Borrower, (iii) to the extent disclosure is required by law, regulation or judicial order or requested or required by bank regulators or auditors, or (iv) to assignees or participants or potential assignees or participants who agree in writing for the benefit of the Borrower to be bound by the provisions of this sentence.

          14.6. Obligations Several. The Borrower, the Agent and the Lenders hereby agree that each Lender is solely responsible for its Ratable Portion of the Line of Credit and that neither the Agent nor any Lender shall be responsible for, nor assume any obligations for the failure of any Lender to make available, its Ratable Portion of the Line of Credit. Further, should any Lender refuse to make available its Ratable Portion of the Line of Credit, then any other Lender may, but without obligation to do so, increase, unilaterally, its Ratable Portion of the Line of Credit in which event the Borrower is so obligated to that other Lender.

          14.7. Legal Action; Expenses. In the event that the Agent, the Lenders or any one of them is sued or threatened with suit by any Loan Party, or by any receiver, trustee, creditor or any committee of creditors with respect to any matter relating to or arising from this Agreement or the other Loan Documents, then in such event any money paid in satisfaction or compromise of such suit, action, claim or demand and any expenses, costs and attorneys' fees paid or incurred in connection therewith, whether by the Agent, the Lenders or any one of them, shall be shared by the Lenders ratably, except that, in the event that such expenses, costs or result from any suit, action, claim or demand resulting from the gross negligence or willful misconduct of any Lender, as determined by a final and non-applicable judgment of a court of competent jurisdiction, all such expenses, costs or fees shall be borne by that Lender alone. In addition, any costs, expenses, fees or disbursements incurred by outside agencies or attorneys retained by the Agent to effect collection or enforcement of any rights in the Collateral, including enforcing, preserving or maintaining rights under this Agreement or any Loan Documents shall be shared ratably between and among the Lenders to the extent not reimbursed by the Borrower or from the proceeds of Collateral.

          14.8. Application of Proceeds Following Event of Default. Each of the Lenders agrees with each other Lender that any money or assets of the Borrower held or received by such Lender, no matter how or when received, shall be applied to the reduction of the Obligations after (a) the occurrence and during the continuance of an Event of Default and (b) the election by the Agent or the Required Lenders to accelerate the Obligations; provided, however, that no Lender shall be required to apply any such money or assets toward reduction of the Obligations to the extent that such money or assets is collateral or proceeds of Collateral for Indebtedness (other than an Obligation) owed to such Lender.

          14.9. Assignments by the Lenders. Each Lender shall have the right at any time to assign to one or more commercial banks, commercial finance lenders or other financial institutions all or a portion of its rights and obligations under this Agreement (including, without limitation, its obligations under the Line of Credit, the Term Loans, the Revolving Credit Loans and its rights and obligations with respect to Letters of Credit); provided, however, that anything herein to the contrary notwithstanding, the Borrower shall not, at any time, be obligated to pay under Section 2.8 to any such assignee any sum in excess of the sum which the Borrower would have been obligated to pay to such assigning Lender in respect of such assigned interest had such interest not been assigned. Upon execution of an Assignment and Transfer Agreement, (i) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such assignment, have the rights and obligations of a Lender hereunder, and (ii) the assigning Lender shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such assignment, relinquish its rights and be released from its obligations under this Agreement. The Borrower shall, if necessary, execute any documents reasonably required to effectuate the assignments. No Lender may assign its interest in the loans and advances and extensions of credit hereunder without the prior written consent of the Agent and, except upon the occurrence and during the continuance of an Event of Default, the Borrower (in each case, such consent not to be unreasonably withheld).

15.  AGENCY; AMENDMENTS AND WAIVERS

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

          15.1. Appointment. Each Lender hereby irrevocably designates and appoints CITBC as the Agent for the Lenders under this Agreement and any ancillary loan documents and irrevocably authorizes CITBC as the Agent for such Lender, to take such action on its behalf under the provisions of this Agreement and all ancillary documents and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Agreement and all ancillary documents together with such other powers as are reasonably incidental thereto, including, without limitation, to receive, indorse and collect all instruments made payable to the Borrower representing any dividend or other distribution or payment in respect of the Pledged Collateral or any part thereof, to give full discharge for the same, and to vote or grant any consent in respect of the Pledged Shares as authorized in this Agreement. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with or obligation to any Lender and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement and the ancillary documents or otherwise exist against the Agent.

          15.2. Performance of Duties. The Agent may execute any of its duties under this Agreement and all ancillary documents by or through agents or attorneys-in-fact and shall be entitled to the advice of counsel concerning all matters pertaining to such duties.

          15.3. Agent Not Liable. Neither the Agent nor any of its officers, directors, employees, agents, or attorneys-in-fact shall be (i) liable to any Lender for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any ancillary document (except for its or such Person's own gross negligence or willful misconduct), or (ii) responsible in any manner to any Lender for any recitals, statements, representations or warranties made by any Loan Party, or any officer of any thereof contained in this Agreement or any ancillary document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any of the ancillary documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any of the ancillary documents or for any failure of any Loan Party to perform its obligations hereunder or thereunder. The Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any of the ancillary documents or to inspect the properties, books or records of the Borrower.

          15.4. Reliance by Agent. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement and all ancillary documents unless it shall first receive such advice or concurrence of the Lenders, or the Required Lenders, as the case may be, as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and all ancillary documents in accordance with a request of the Required Lenders except where this Agreement requires concurrence of all the Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

          15.5. Notice of Event of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Agent has received notice from a Lender or the Borrower describing such Default or Event of Default. In the event that the Agent receives such a notice, the Agent shall promptly give notice thereof to the Lenders. The Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders provided that unless and until the Agent shall have received such direction, the Agent may in the interim (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable and in the best interests of the Lenders.

          15.6. No Representations; Independent Approval. Each Lender expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents or attorneys-in-fact has made any representations or warranties to it and that no act by the Agent hereinafter taken, including any review of the affairs of the Borrower, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and made its own decision to enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under the Agreement and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition or creditworthiness of the

Borrower. The Agent, however, shall provide the Lenders with copies of all financial statements, projections and business plans which come into the possession of the Agent or any of its officers, employees, agents or attorneys-in-fact.

          15.7. Indemnity. The Lenders agree to indemnify the Agent in its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever (including negligence on the part of the Agent) which may at any time be imposed on, incurred by or asserted against the Agent in anyway relating to or arising out of this Agreement or any of the ancillary documents or any of the documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted by the Agent under or in connection with any of the foregoing, provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Agent's gross negligence or willful misconduct. The agreements in this Section 15.7 shall survive the payment of the Obligations.

          15.8. Agent as Lender. CITBC may make loans to, and generally engage in any kind of business with, the Borrower as though CITBC were not the Agent hereunder. With respect to its loans made or renewed by it or loan obligations hereunder as Lender, CITBC shall have the same rights and powers, duties and liabilities under this Agreement as any Lender and may exercise the same as though it was not the Agent and the terms "Lender" and "Lenders" shall include the Agent in its individual capacities.

          15.9. Resignation. The Agent may resign as the Agent upon thirty (30) days' notice to the Lenders and such resignation shall be effective upon the appointment of a successor Agent. If the Agent shall resign as Agent, then the Lenders, with the prior written consent of the Borrower (which consent shall not be unreasonably withheld), shall appoint a successor Agent for the Lenders whereupon such successor Agent shall succeed to the rights, powers and duties of the Agent and the term "the Agent" shall mean such successor Agent effective upon its appointment, and the former Agent's rights, powers and duties as the Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement. After any retiring Agent's resignation hereunder as the Agent, the provisions of this Section 15 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Agent.

          15.10. Amendments; Waiver. No amendment or waiver of any provision of this Agreement or any of the other Loan Documents, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be executed by the Agent and the Borrower and consented to in writing by the Required Lenders, and then any such waiver or consent shall be effective only in the specific instance for which given; provided, however, that no amendment, waiver or consent shall, unless consented to by all the Lenders in writing, do any of the following: (a) amend the Agreement to (i) increase the Line of Credit; (ii) reduce the interest rates; (iii) reduce or waive (A) any fees in which the Lenders share hereunder or (B) the repayment of any Obligations due the Lenders; or (iv) extend the maturity of the Obligations; (b) alter or amend this Section 15.10 or the definitions of Commitment, Eligible Accounts Receivable, Eligible Inventory, Accounts Receivable Advance Percentage, Inventory Advance Percentage, Collateral, ratably or Ratable Portion, or Required Lenders or the Agent's criteria for determining compliance with such definitions of eligibility; (c) release Collateral in bulk, other than in connection with a sale of assets permitted hereunder, without a corresponding reduction in the Obligations to the Lenders; or (d) intentionally make any Revolving Credit Loan or assist in opening any Other Letter of Credit hereunder if after giving effect thereto the total of Revolving Credit Loans and Other Letters of Credit hereunder for the Borrower would exceed, at any time, the lesser of the Revolving Line of Credit and one hundred and ten percent (110%) of the Aggregate Net Availability. In all other respects the Agent is authorized to take such actions or fail to take such actions if the Agent, in its reasonable discretion, deems such to be advisable and in the best interest of the Lenders, including, but not limited to, the making of an overadvance or the termination of the Agreement upon the occurrence of an Event of Default unless it is specifically instructed to the contrary by the Required Lenders. No amendment, modification, termination or waiver of any provision of Sections 15.1 through 15.9 or any other provisions referring to the Agent shall be effective without the written consent of the Agent. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

          15.11. Deemed Consent. In the event any Lender's consent is required pursuant to the provisions of this Agreement and such Lender does not respond to any request by the Agent for such consent within ten (10) days after such request is made to such Lender, such failure to respond shall be deemed a consent. In addition, in the event that any Lender declines to give its consent to any such request, it is hereby mutually agreed that the Agent and/or any other Lender shall have the right (but not the obligation) to purchase such Lender's rights and obligations under this Agreement (including, without limitation, its share of the Line of Credit, the Term Loans, the Revolving Credit Loans and its rights and obligations with respect to the Letters of Credit) for the full amount thereof together with accrued interest thereon to the date of such purchase.

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

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their proper and duly authorized officers as of the date set forth above.

                         BORROWER

                         ONEIDA ROSTONE CORP.


                             /s/ RICHARD L. EVANS
                         By: ________________________________
                              Name:
                              Title:


                         GUARANTORS

                         REUNION INDUSTRIES, INC.


                             /s/ RICHARD L. EVANS
                         By: ________________________________
                              Name:
                              Title:


                         DPL ACQUISITION CORP.


                             /s/ RICHARD L. EVANS
                         By: ________________________________
                              Name:
                              Title:



                         AGENT

                         THE CIT GROUP/BUSINESS CREDIT, INC. as Agent


                             /s/ TERRY KEEGAN
                         By: ________________________________
                              Name:
                              Title: VP

                         LENDERS

                         THE CIT GROUP/BUSINESS CREDIT, INC. as Lender


                             /s/ TERRY KEEGAN
                         By: ________________________________
                              Name:
                              Title: VP

                                  SCHEDULE I



                                  Commitments
                                  -----------

Lender
------

The CIT Group/Business Credit, Inc.
1211 Avenue of the Americas
22nd Floor
New York, New York 10036

      Revolving Credit Loans:                  $10,200,000

      Term Loans:                              $ 6,000,000

      Appeal Letter of Credit:                 $ 9,675,000


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